                                                          File No. 33-
                                                          File No. 811-

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 18, 1995.

                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                FORM N-1A
       _____
       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /X/

       _____
       Pre-Effective Amendment No. ____                                    / /

       _____
       Post-Effective Amendment No. ____                                   / /

                                  and/or

       _____
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

       _____
       Amendment No. ____                                                  / /


                      (Check appropriate box or boxes)

                              SENECA FUNDS
              (Exact Name of Registrant as Specified in Charter)

                          909 MONTGOMERY STREET
                     SAN FRANCISCO, CALIFORNIA 94133
                 (Address of Principal Executive Office)        Zip Code

                             (415) 677-1500
              (Registrant's Telephone Number, Including Area Code)

                     DELAWARE CORPORATION ORGANIZERS, INC.

                           1201 NORTH MARKET STREET
                          WILMINGTON, DELAWARE 19801

                    (Name and Address of Agent for Service)

                                  Copy to:
                            MARK D. WHATLEY, ESQ.
                 HOWARD, RICE, NEMEROVSKI, CANADY, FALK & RABKIN
                         A PROFESSIONAL CORPORATION
                          THREE EMBARCADERO CENTER
                          SAN FRANCISCO, CA 94111
                                (415) 434-1600

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant hereby elects to register an indefinite number of shares of Registrant and any series thereof.

                                SENECA FUNDS
                            ADMINISTRATIVE SHARES

                             SENECA GROWTH FUND
                          SENECA MID-CAP GROWTH FUND
                              SENECA BOND FUND
                       SENECA REAL ESTATE INVESTMENT FUND

               Cross-Reference Sheet Showing Location in Prospectus
                   and Statement of Additional Information of
              Information Required by Items of the Registration Form


N-1A Item No. and Caption                                        Location:

Part A                                                           Prospectus

1.        Cover Page............................................ Cover Page

2.        Synopsis.............................................. Fund Expenses

3.        Condensed Financial Information....................... Not Applicable

4.        General Description of Registrant..................... The Seneca Funds At A Glance;
                                                                        Management; Investment Practices
                                                                        and Risk Considerations; The
                                                                        Seneca Funds in Detail;
                                                                        General Information

5.        Management of the Fund................................ Fund Expenses; Management;
                                                                        Investment Manager
                                                                        and Administrator;
                                                                        General Information

5A.       Management's Discussion of Fund Performance........... Not Applicable

6.        Capital Stock and Other Securities.................... Dividends and Capital Gains;
                                                                        General Information

7.        Purchase of Securities Being Offered.................. Purchase of Shares


 8.       Redemption or Repurchase............................... Redemption of Shares

 9.       Pending Legal Proceedings.............................. Not Applicable


                                                                  Statement of
Part B                                                        Additional Information

10.       Cover Page............................................. Cover Page

11.       Table of Contents...................................... Table of Contents

12.       General Information and History........................ Not Applicable

13.       Investment Objectives and Policies..................... General Investment
                                                                         Objectives and
                                                                         Policies; Investment
                                                                         Restrictions; Portfolio
                                                                         Turnover

14.       Management of the Fund................................. Trustees and Officers; Organization

15.       Control Persons and Principal Holders of Securities.... Trustees and Officers

16.       Investment Advisory and Other Services................. Advisory and Administrative Services

17.       Brokerage Allocation and Other Practices............... Portfolio Brokerage; Portfolio Turnover

18.       Capital Stock and Other Securities..................... Organization

19.       Purchase, Redemption and Pricing of
          Securities Being Offered............................... Net Asset Value

20.       Tax Status............................................. Dividends, Distributions and Tax Status

21.       Underwriters........................................... Advisory and Administrative Services

22.       Calculation of Performance Data........................ Calculation of the Funds' Return




23.       Financial Statements................................... Not Applicable

                                 SENECA FUNDS
                             INSTITUTIONAL SHARES

                              SENECA GROWTH FUND
                          SENECA MID-CAP GROWTH FUND
                               SENECA BOND FUND
                       SENECA REAL ESTATE INVESTMENT FUND

               Cross-Reference Sheet Showing Location in Prospectus
                    and Statement of Additional Information of
              Information Required by Items of the Registration Form


N-1A Item No. and Caption                                         Location:

Part A                                                            Prospectus

     1.  Cover Page.............................................. Cover Page

     2.  Synopsis................................................ Fund Expenses

     3.  Condensed Financial Information......................... Not Applicable

     4.  General Description of Registrant....................... The Seneca Funds At A Glance;
                                                                         Management; Investment Practices
                                                                         and Risk Considerations; The
                                                                         Seneca Funds in Detail;
                                                                         General Information

     5.  Management of the Fund.................................. Fund Expenses; Management;
                                                                         Investment Manager
                                                                         and Administrator;
                                                                         General Information

     5A. Management's Discussion of Fund Performance............. Not Applicable

     6.  Capital Stock and Other Securities...................... Dividends and Capital Gains;
                                                                         General Information

     7.  Purchase of Securities Being Offered.................... Purchase of Shares


     8.  Redemption or Repurchase................................ Redemption of Shares

     9.  Pending Legal Proceedings............................... Not Applicable


Part B                                                            Statement of
                                                             Additional Information

    10.  Cover Page.............................................. Cover Page

    11.  Table of Contents....................................... Table of Contents

    12.  General Information and History......................... Not Applicable

    13.  Investment Objectives and Policies...................... General Investment
                                                                         Objectives and
                                                                         Policies; Investment
                                                                         Restrictions; Portfolio
                                                                         Turnover

    14.  Management of the Fund.................................. Trustees and Officers; Organization

    15.  Control Persons and Principal Holders of Securities..... Trustees and Officers

    16.  Investment Advisory and Other Services.................. Advisory and Administrative Services

    17.  Brokerage Allocation and Other Practices................ Portfolio Brokerage; Portfolio Turnover

    18.  Capital Stock and Other Securities...................... Organization

    19.  Purchase, Redemption and Pricing of
         Securities Being Offered................................ Net Asset Value

    20.  Tax Status.............................................. Dividends, Distributions and  Tax Status

    21.  Underwriters............................................ Advisory and Administrative Services




    22.  Calculation of Performance Data......................... Calculation of the Funds' Return

    23.  Financial Statements.................................... Not Applicable

                    SUBJECT TO COMPLETION, DATED DECEMBER 18, 1995

                                  SENECA FUNDS
                              ADMINISTRATIVE SHARES

                           PROSPECTUS: FEBRUARY  , 1996

------------------------------------------------------------------------------
SENECA GROWTH FUND seeks capital appreciation primarily through investments in equity securities of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. Production of income will be incidental to this objective. The Fund will seek a rate of appreciation higher than the Standard & Poor's Index of 500 Stocks.

SENECA MID-CAP GROWTH FUND seeks capital appreciation primarily through investments in equity securities of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation, primarily companies with market capitalizations between $500 million and $5 billion. Production of income will be incidental to this objective. The Fund will seek a rate of appreciation higher than the Standard & Poor's Mid-Cap 400 Index.

SENECA BOND FUND seeks both current income and capital appreciation primarily by investing in a diversified portfolio of corporate bonds and other debt securities. The Fund will seek a total return higher than that of the Lehman Brothers Government/Corporate Index.

SENECA REAL ESTATE SECURITIES FUND seeks a high total return through both long-term capital appreciation and current income from investments related to United States real estate. The Fund will invest primarily in securities of issuers that are engaged principally in or whose businesses relate to ownership and operation of real estate in the United States.

THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS INVESTMENT OBJECTIVES OR SUCCEED IN OUTPERFORMING THE INDICES DESCRIBED ABOVE. FOR INFORMATION ABOUT SOME OF THE PRINCIPAL RISKS INVOLVED IN INVESTMENTS IN THE FUNDS, SEE "INVESTMENT PRACTICES AND RISKS."

This Prospectus is intended to set forth concisely the information an investor should know before investing in any of the Funds. Please read it carefully and save it for future reference. A Statement of Additional
Information dated February    , 1996 (the "SAI") has been filed with the
Securities and Exchange Commission. The SAI, as amended or supplemented from time to time, is incorporated into this Prospectus by this reference and is a part of this Prospectus. It is available free of charge by writing to Genesis Merchant Group Securities, L.P. (the "Distributor") or by calling 1-800-XXX-YYYY.

Each Fund is separately managed by GMG/Seneca Capital Management, L.P., and has its own levels of expenses and charges. The minimum investment is $10,000 per Fund, or less in some instances. See "Minimum Investment Amounts."

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION, AND THEY ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE UNITED STATES GOVERNMENT OR ANY OTHER GOVERNMENTAL SUBDIVISION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION

PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                              TABLE OF CONTENTS

                                                                       Page
                                                                       ----
THE SENECA FUNDS AT A GLANCE                                              4

FUND EXPENSES                                                             5

INVESTMENT MANAGER'S PERFORMANCE                                          7

MANAGEMENT                                                               10

THE SENECA FUNDS IN DETAIL                                               10

SENECA GROWTH FUND and SENECA MID-CAP GROWTH FUND                        11

SENECA BOND FUND                                                         12

SENECA REAL ESTATE SECURITIES FUND                                       13

INVESTMENT PRACTICES AND RISK CONSIDERATIONS                             14

PURCHASE OF SERVICES                                                     19

REDEMPTION OF SHARES                                                     21

PORTFOLIO TRANSACTIONS                                                   22

NET ASSET VALUE                                                          24

DIVIDENDS AND CAPITAL GAINS                                              24

INCOME TAX CONSIDERATIONS                                                25

INVESTMENT MANAGER AND ADMINISTRATOR                                     26

GENERAL INFORMATION                                                      27

                           THE SENECA FUNDS AT A GLANCE

SENECA FUNDS (the "Trust") is an open-end management investment company, consisting of the four separate investment portfolios described below (the "Funds"). Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals. The following summary is qualified in its entirety by the more detailed information that appears elsewhere in this Prospectus. A more detailed description for each Fund may be found under the heading "The Seneca Funds in Detail."

The Seneca Growth Fund seeks capital appreciation. Production of income will be incidental to this objective. This Fund will invest primarily in common stocks of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. The Fund may invest in companies at all levels of market capitalization. For a portion of its portfolio, the Fund will favor large, well-known companies that have established histories of continuous dividend payment and, for another portion its portfolio, will generally invest in smaller firms that the Investment Manager believes have the potential for faster growth. The Fund will seek a rate of appreciation higher than the Standard & Poor's Index of 500 Stocks (the "S&P 500").

The Seneca Mid-Cap Growth Fund seeks capital appreciation. Production of income will be incidental to this objective. This Fund will invest primarily in common stocks of companies, that in the Investment Manager's opinion, have the potential for above average market appreciation, focussing on companies with market capitalizations between $500 million and $5 billion. The Fund will attempt to provide a rate of appreciation higher than the Standard & Poor's Mid-Cap Index (the "S&P Mid-Cap 400 Index").

The Seneca Bond Fund seeks both current income and capital appreciation.
This Fund will invest in a diversified portfolio of corporate bonds and other debt securities, attempting to outperform the Lehman Brothers
Government/Corporate Index. The Fund will normally maintain a dollar-weighted average maturity of between two and ten years and a dollar-weighted average duration of between two and eight years.

The Seneca Real Estate Securities Fund seeks a high total return through both long-term capital appreciation and current income. This Fund will be non-diversified and will invest primarily in securities of issuers operating principally in the U.S. real estate industry or whose businesses relate to ownership and operation of real estate in the United States, including equity real estate investment trusts ("REITs"), mortgage REITs, real estate brokers and developers, companies that manage or own real estate, manufacturers and distributors of building supplies, and financial institutions that originate or service mortgage loans.

There can be no assurance that the Funds will achieve their objectives or succeed in outperforming the indices described above. Investors should read this Prospectus carefully, particularly "Investment Practices and Risk Considerations," for information about certain risks relevant to an investment in the Funds. In particular, investors should note that the value of all securities and other investments a Fund may hold and, as a result, the Fund's net asset value per share, will vary from time to time in response to a variety of factors. The value of securities may fluctuate in response to the activities of individual companies as well as general market and economic conditions. The values of small-to-medium-capitalization equity securities may be particularly susceptible to fluctuation as a result of factors unrelated to the issuers' underlying businesses. The value of debt securities can be expected to vary inversely with changes in prevailing interest rates. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of purchase.

                                FUND EXPENSES

Each Fund will bear the costs of its operations. These costs may include fees for investment management, distribution, independent directors, brokerage services, security pricing services, custody, transfer agency, recordkeeping services, insurance, federal and state registration, legal and accounting services, amortized expenses, taxes, and any extraordinary expenses.

Each Fund offers two classes of shares: Institutional Shares and Administrative Shares. Administrative Shares are offered primarily to employee benefit plans and to other investors purchasing through accounts maintained with broker-dealers and other financial service companies. The minimum investment for Administrative Shares is $10,000. Institutional Shares are offered directly by the Distributor to institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. The minimum investment for Institutional Shares is $100,000. This Prospectus describes only Administrative Shares. To receive a free prospectus describing the Institutional Shares, call 1-800-XXX-YYYY or write to the Distributor.

Each class of shares will be charged separately for expenses related solely to that class. Each class may have different sales charges and other expenses, which may affect performance. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class will be allocated between the classes based on the net assets of each class.

The following table describes shareholder transaction-related expenses and anticipated annual expenses (excluding portfolio brokerage expenses) as to Administrative Shares.



=================================================================================================================
SHAREHOLDER TRANSACTION EXPENSES

                                                                                                       SENECA REAL
                                                                                                         ESTATE
                                                            SENECA MID-CAP        CORPORATE            SECURITIES
                                         SENECA GROWTH          GROWTH              BOND                  FUND
-----------------------------------------------------------------------------------------------------------------
Sales Load on Purchases                      None                None               None                  None
-----------------------------------------------------------------------------------------------------------------
Sales Load on Reinvested Dividends           None                None               None                  None
-----------------------------------------------------------------------------------------------------------------
Deferred Sales Load                          None                None               None                  None
-----------------------------------------------------------------------------------------------------------------
Early Withdrawal Fee(1)                      1.00%               1.00%              1.00%                 1.00%
-----------------------------------------------------------------------------------------------------------------
Exchange Fee                                 None                None               None                  None
-----------------------------------------------------------------------------------------------------------------
Annual Fund Expenses                      Percentage of Average Net Assets(after expense reimbursement and fee waiver arrangements)(2)


-----------------------
    (1)Applies only to redemptions (including by exchange) of shares held less than 90 days. The fee is paid to the Fund and is intended to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. See "Redemption of Shares."


-----------------------------------------------------------------------------------------------------------------
Management Fees                              0.70%               0.80%                 0.50%                0.85%
-----------------------------------------------------------------------------------------------------------------
12b-1 Fees(3)                                0.25%               0.25%                 0.25%                0.25%
-----------------------------------------------------------------------------------------------------------------
Other Expenses(4)                            0.55%               0.55%                 0.55%                0.60%
-----------------------------------------------------------------------------------------------------------------
Total Expenses                               1.50%               1.60%                 1.30%                1.70%
-----------------------------------------------------------------------------------------------------------------

The Annual Fund Expenses table summarizes estimates of operating expenses relating to Administrative Shares. The purpose of both of these tables is to assist investors in understanding the varying costs and expenses they will bear directly or indirectly. Without any fee waiver or expense reimbursement by the Investment Manager or the Administrator, the estimated total operating expenses for Administrative Shares during the first year of the Funds' operation, are ___%, ___%, ___% and ___%, respectively.

EXAMPLE

Using the above tables of transaction expenses and operating expenses, an investor would pay the following expenses based on a $1,000 investment and an assumed 5% annual return. The expenses are the same whether or not the investor redeems the shares at the end of each time period.

(...continued)

    (2)The Investment Manager has agreed to waive some or all of its Management Fee and to assume other operating expenses of each Fund other than certain extraordinary or nonrecurring expenses, until the earlier of September 30, 1996 or such time as the Fund's assets exceed $50 million to the extent necessary to prevent the Total Expenses of the Administrative Shares of each Fund from exceeding the levels set forth in the table. The Investment Manager may, from time to time, assume additional expenses. Fee waivers and expense reimbursement or assumption arrangements will increase a Fund's return.

    (3)Consists of distribution fees payable to the Distributor to cover, among other things, costs of advertising and marketing the Administrative Shares. See "General Information--Distribution and Administrative Services Plan." These fees may result in long-term shareholders paying more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

    (4)Includes Administrative Fee and 0.10% PER ANNUM other expenses not covered by the Management Fees, the 12b-1 Fees and the Administrative Fees. Also includes other fees the Funds may pay to employee benefit plan administrators, broker-dealers, and other financial services companies for sub-accounting, account maintenance and other, related services. Those fees, the Administrative Fee, and some other expenses can differ between classes depending on the particular services provided to the different classes. Examples of fees and expenses that may vary between classes include transfer agency fees, state and federal securities registration fees, legal and accounting fees, directors' fees and expenses incurred as a result of issues relating solely to a class, and fees and payments for specific class services including account maintenance or subaccounting expenses.


==============================================================================
                                                    1 YEAR          3 YEARS
------------------------------------------------------------------------------
Seneca Growth Fund                                    $15             $48
------------------------------------------------------------------------------
Seneca Mid-Cap Growth Fund                            $16             $51
------------------------------------------------------------------------------
Seneca Bond Fund                                      $13             $41
------------------------------------------------------------------------------
Seneca Real Estate Securities Fund                    $17             $53
------------------------------------------------------------------------------

THE INFORMATION IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A
    REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%.


                       INVESTMENT MANAGER'S PERFORMANCE

Because the Funds did not begin in operating before February 1996, no past performance information is available for the Funds. However, the Investment Manager, GMG/Seneca Capital Management, L.P., has been managing investment accounts for a variety of institutional and individual investment advisory clients for over six years. The Funds have substantially the same investment objectives and policies and use the same investment strategies and techniques as certain of those accounts. The performance of these accounts is illustrated in the tables and graphs that follow.

There can be no assurance that the Fund's performance will be the same as that of the individual accounts. The Funds may have total assets that will be more or less than the total assets in the individual accounts. The Investment Manager believes that asset size is not a significant factor in the Funds' ability to achieve their investment objectives.

For comparison purposes, the individually-managed account composites match up to the Funds as follows:

    SENECA GROWTH FUND                   Core Growth Equity Account Composite

    SENECA MID-CAP GROWTH FUND           Mid-Cap Growth Equity Account
                                         Composite

    SENECA BOND FUND                     Fixed-Income Account Composite

    SENECA REAL ESTATE SECURITIES FUND   Real Estate Securities Account

                                COMPOSITE

The following table shows how the individually-managed account composites' annualized performance compares to recognized industry indices over the last one-year, three-year, and five-year periods or, where shorter, since the relevant composite's inception.


                                                                                                                           Nine
                                                                                                                          Months
                                                                                                                          Ended
                                                          Calendar     Calendar     Calendar     Calendar     Calendar   Sept. 30,
                                                          Year 1990    Year 1991    Year 1992    Year 1993    Year 1994    1995
----------------------------------------------------------------------------------------------------------------------------------
Core Growth Equity Account Composite                        8.43%        38.69%        7.74%       10.82%       1.49%      23.21%
S&P 500 Index                                              -3.20%        30.45%        7.62%       10.05%       1.32%      29.77%
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Equity Account Composite                      --(6)         --           --           --        11.00%      27.74%
S&P Mid-Cap 400 Index                                        --            --           --           --        -3.58%      29.09%
----------------------------------------------------------------------------------------------------------------------------------
Fixed-Income Account Composite                              9.06%        18.16%        9.07%       15.61%      -2.71%      14.33%
Lehman Brothers Government/Corporate Index                  8.28%        16.13%        7.58%       11.03%      -3.51%      13.78%
----------------------------------------------------------------------------------------------------------------------------------
GMG/Seneca Real Estate Securities Account Composite(7)       --            --           --           --          --        10.66%
National Associate of Real Estate Investment Trust           --            --           --           --          --          -- %
Equity Index
----------------------------------------------------------------------------------------------------------------------------------

Following are graphs showing the performance of the four individually-managed account composites from their respective inception dates compared with the performance of recognized industry indices for the same periods. Rates of return are calculated using a time-weighted total rate of return with the periods linked to create the long-term rates of return. Account values were calculated and cash flows permitted quarterly. This method was used for each of the individually-managed account composites.

CORE GROWTH EQUITY ACCOUNT COMPOSITE

The following graph shows that $10,000 invested in an individually-managed account that achieved the performance of the Core Growth Equity account composite when the Investment Manager first began managing those accounts on January 1, 1990, would have grown to about $22,453 as of September 30, 1995. This is equivalent to a 15.10% return per year. By comparison, $10,000 invested at the same time in a portfolio of the securities comprising the S&P 500 Index (weighted as in that index) would have grown to about $19,662 for a rate of return of 12.51% per year. The S&P 500 Index is a selection of 500 common stocks, is unmanaged, and is regarded by some as a benchmark for the equity market in general.

-----------------------
    (1)Periods with "--" are before GMG/Seneca began managing the accounts in this composite.

    (2)Inception of management of accounts in this composite was May 1, 1995. The percentage return is not annualized.

            [CORE GROWTH EQUITY ACCOUNT COMPOSITE GRAPH APPEARS HERE]


MID-CAP GROWTH EQUITY ACCOUNT COMPOSITE

The following graph shows that $10,000 invested in an individually-managed account that achieved the performance of the Mid-Cap Growth Equity account composite when the Investment Manager first began managing those accounts on January 1, 1994 would have grown to about $14,179 as of September 30, 1995. This is equivalent to a 22.23% return per year. By comparison, $10,000 invested at the same time in a portfolio of the securities comprising the S&P Mid-Cap 400 Index (weighted as in that index) would have grown to about $12,447 for a rate of return of 13.47% per year. The S&P Mid-Cap 400 Index is a capitalization-weighted, unmanaged index of common stocks, which has a market capitalizations of approximately $700 million.

          [MID-CAP GROWTH EQUITY ACCOUNT COMPOSITE GRAPH APPEARS HERE]


FIXED-INCOME ACCOUNT COMPOSITE

The following graph shows that $10,000 invested in an individually-managed account that achieved the performance of the Fixed-Income Account Composite when the Investment Manager first began managing those accounts on January 1, 1990 would have grown to about $18,075 as of September 30, 1995. This is equivalent to a 10.86% return per year. By comparison, $10,000 invested at the same time in a portfolio of the securities comprising the Lehman Brothers Government/Corporate Index (weighted as in that index) would have grown to about $16,490 for a rate of return of 9.11% per year. The Lehman Brothers Government/Corporate Index is an unmanaged index consisting of a mixture of both corporate and government bonds that are rated within the "investment grade" categories by Moody's Investor Services, Standard & Poor's Company or Fitch Investors Service.

                [FIXED-INCOME ACCOUNT COMPOSITE GRAPH APPEARS HERE]

REAL ESTATE SECURITIES ACCOUNT COMPOSITE

The following graph shows that $10,000 invested in an individually-managed account that achieved the performance of the Real Estate Investment Account Composite when the Investment Manager first began managing those accounts on May 1, 1995 would have grown to about $______ as of September 30, 1995. This is equivalent to a ____% return per year. By comparison, $10,000 invested at the same time in a portfolio of the securities comprising the NAREIT Equity Index (weighted as in that index) would have grown to about $[________] for a rate of return of ___% per year. The NAREIT Equity Index is a capitalization-weighted, unmanaged index consisting of common stocks of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange, or NASDAQ.

            [REAL ESTATE SECURITIES ACCOUNT COMPOSITE GRAPH APPEARS HERE]

The composite performance of individually-managed accounts is shown after reduction for investment management fees. For the Core Growth Equity Account Composite and the Mid-Cap Growth Equity Account Composite, those fees were assumed to be 1% PER ANNUM, for the Fixed-Income Account Composite, those fees were assumed to be 0.50% PER ANNUM, and for the Real Estate Securities Account Composite, those fees were ___% PER ANNUM, in each case applied to the value of the accounts at the end of each quarter. These fees represent GMG/Seneca's standard fees for accounts of these types, although some of the accounts may have paid lower fees. The industry indices are shown in the graphs for comparison purposes only. They are unmanaged indices that pay no management fees and reflect no expenses. An individual cannot invest in an index.

THE FUNDS' PERFORMANCE MAY DIFFER FROM THE COMPOSITE PERFORMANCE OF INDIVIDUALLY-MANAGED ACCOUNTS DUE TO DIFFERENCES IN, AMONG OTHER THINGS, AVAILABILITY OF CASH FOR NEW INVESTMENTS, TIMING OF PURCHASES AND SALES, OVERALL EXPENSES, BROKERAGE COMMISSIONS, AND DIVERSIFICATION OF SECURITIES. IT IS POSSIBLE THAT BY USING DIFFERENT METHODS TO CALCULATE PERFORMANCE, THE RESULTS COULD DIFFER FROM THOSE GIVEN ABOVE. INVESTORS SHOULD NOT RELY ON THIS PERFORMANCE DATA WHEN DECIDING WHETHER TO INVEST IN A PARTICULAR SENECA FUND. PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS. PAST PERFORMANCE OF THE INDIVIDUALLY-MANAGED ACCOUNTS AND INDICES IS NO GUARANTEE OF FUTURE RESULTS FOR THE FUNDS.


                                MANAGEMENT

Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of Seneca Funds (the "Trustees"). The Investment Manager and the Administrator are subject to the direction of the Trustees.

The Funds' Investment Manager is GMG/Seneca Capital Management, L.P. (the "Investment Manager"), 909 Montgomery Street, San Francisco, California 94133. The Investment Manager's duties include: (1) supervising and managing the investments of each Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies and comply with government regulations.

The Investment Manger is a limited partnership whose general partners are Gail P. Seneca and Genesis Merchant Group, L.P. The general partners of the Genesis Merchant Group, L.P. are also the principals in the general partner of the Distributor. The Trust has entered into a Distribution and Services Agreement with Seneca Distributors, Inc., a corporation wholly-owned by the Investment Manager ("Seneca Distributors"), pursuant to which, upon becoming fully-registered as a broker-dealer under the Securities Exchange Act of 1934 and other applicable laws, Seneca Distributors will become a principal underwriter of the Funds' shares. It is expected that the Distributor will then terminate its agreement with the Trust and Seneca Distributors will become the sole distributor. Ms. Seneca is the principal portfolio manager for each of the Funds.

The Funds' Administrator is State Street Bank and Trust Company (the "Administrator"), 1776 Heritage Drive, North Quincy, Massachusetts 01701. The Administrator's duties include, but are not limited to: (1) providing the Funds with administrative and clerical services, and overseeing the maintenance of the Funds' books and records by the Fund's custodian; (2) preparing the Funds' income tax returns; (3) registering the Fund shares with those states and other jurisdictions where its shares are offered or sold and arranging periodic updating of the Funds' prospectus; (4) initial preparation and filing of proxy materials and reports to Fund shareholders and the Securities and Exchange Commission ("SEC"); and (5) providing the Funds with adequate office space and all necessary office equipment to perform the foregoing services.

For more information about the Investment Manager, the Administrator, their functions, and their affiliates, see "Investment Manager and Administrator."

                          THE SENECA FUNDS IN DETAIL

Fund Objectives, Strategies and Policies. The investment objectives, strategies, and policies of each Fund are described below. There can be no assurance that these objectives will be met. The "Investment Practices and Risk Considerations" section describes in greater detail some specific risks of the types of securities in which the Funds invest and practices in which the Funds may engage.

FUNDAMENTAL POLICIES. An investment policy that a Fund has adopted as "fundamental" may be changed only with the approval of a majority of shareholders. Most of the strategies and policies described below and described in the SAI are NOT fundamental. This means strategies and policies can be changed by the Trustees without shareholder approval.


                SENECA GROWTH FUND and SENECA MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE: Capital appreciation; production of income will be incidental. The Seneca Growth Fund seeks appreciation greater than that of the S&P 500 Index and the Seneca Mid-Cap Growth Fund seeks appreciation greater than that of the S&P Mid-Cap 400 Index.

INVESTMENT STRATEGIES AND POLICIES. Each of these Funds will invest primarily in common stocks of growth companies that meet certain fundamental standards and that the Investment Manager believes have the potential for above average market appreciation. These Funds will generally invest at least 65% of their assets in common stocks. The Seneca Growth Fund will have no limitations as to the market capitalizations of companies in which it invests, but will generally focus a portion of its portfolio on large, well-known companies, many with market capitalizations in excess of $5 billion, that have an established history of profitability and/or dividend payment. The Seneca Mid-Cap Growth Fund will invest primarily in companies with market capitalizations between $500 million and $5 billion, although it may at times have significant investments in companies with higher or lower market capitalizations. At times, both Funds may invest in some of the same securities. Prices of securities issued by medium-capitalization companies are often more volatile than those of large, well-established companies, in part because of the relatively fewer shares available and the potential for developments in a smaller company's business to have a relatively greater impact on its earnings and revenues than developments in the business of larger companies. In addition, the risk of insolvency (with attendant losses to shareholders) is greater for smaller companies than for larger companies. As a result, because of its investment focus on companies with medium-capitalizations, the Seneca Mid-Cap Growth Fund's performance can be expected to be more volatile than that of the Seneca Growth Fund.

In evaluating companies' potential for market appreciation, the Investment Manager seeks companies it believes will demonstrate greater long-term earnings growth than the average company included in, for the Seneca Growth Fund, the S&P 500 or, for the Seneca Mid-Cap Growth Fund, the S&P Mid-Cap 400 Index. This approach is based on the belief that growth in a company's earnings will correlate with growth in the price of its stock. The Investment Manager will identify strong market sectors and then identify companies within those sectors that have the most attractive earnings prospects.

These Funds may also invest in preferred stocks, warrants, and debt instruments, including bonds convertible into common stocks. When the Investment Manager determines that market conditions warrant, the Funds may invest without limit in cash and cash equivalents for temporary defensive purposes, although this is not expected to occur routinely. These Funds may engage in hedging transactions using, among other things, options and futures contracts. SEE "Options, Futures, and Other Derivatives."

These Funds may invest as much as 20% of their assets in foreign securities if those securities meet the same criteria described above for the Funds' investments in general. At times the Funds may have no foreign investments. Generally, the Funds' foreign investments will be made through American depositary receipts ("ADR's") or stocks of foreign issuers that are traded directly on U.S. stock exchanges or in the Nasdaq Stock Market.

To enable the Seneca Mid-Cap Growth Fund to invest effectively in companies with small- to medium-sized market capitalizations, the Trust currently does not expect to offer shares of that Fund to the public at any time when the net assets of the Fund exceed $500 million. This limit is subject to change.

As these Funds invest primarily in common stocks, their investments are subject to stock market price volatility. The Funds are intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in pursuit of long-term capital growth.


                               SENECA BOND FUND

INVESTMENT OBJECTIVE: High total return--both current income and capital appreciation. This fund will seek to outperform the Lehman Brothers Government/Corporate Index.

INVESTMENT STRATEGIES AND POLICIES. This Fund will invest in a diversified portfolio of corporate bonds and other debt securities. It will normally maintain a dollar-weighted average maturity of between two and ten years, although maturities of individual securities may be significantly longer.
The Fund will also generally seek to maintain a dollar-weighted average duration of between two and eight years. The Investment Manager will actively manage this Fund's portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, the Investment Manager may shorten the portfolio's average maturity to reduce the effect of bond price declines on the Fund's net asset value. Conversely, when interest rates are falling and bond prices rising, the Fund may lengthen its average maturity. The Investment Manager will also consider bond performance in particular industry sectors and individual issue characteristics and may engage in opportunistic trading activities.

"Duration" will be an important criterion in selecting securities for this Fund. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity."
 Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (the "interest rate risk" or "volatility" of the security). But "term to maturity" measures only the time until a security provides its final payment, taking no account of the pattern of payments before maturity. Duration is a measure of the expected life of a debt security on a present-value basis, incorporating a bond's yield, coupon interest payments, final maturity, and call features into one measure. It takes the length of the time intervals between the present time and the time that interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future time. For any debt security with interest payments occurring before the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest on a security, the longer the security's duration. Conversely, the higher the stated or coupon rate of interest, the shorter the duration.

There are situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years. However, their interest rate exposure corresponds to the frequency of the coupon reset. And with mortgage pass-through securities, the stated final maturity is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure.

The Fund will normally invest at least 65% of its assets in investment grade bonds (I.E., rated Baa or higher by Moody's Investors Service ("Moodys") or BBB or higher by Standard & Poor's Corporation ("S&P")), although it may invest to a lesser extent in securities rated as low as B by Moody's or S&P. The Fund may also invest in unrated securities of similar qualities, as determined by the Investment Manager. For more information on lower-rated securities, see "Below-Investment Grade Securities" below. For more information on S&P and Moody's ratings, see "Summary of Bond Ratings."

The Fund's investments may include securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, publicly-traded and privately-placed corporate securities, as well as municipal obligations. The Fund may also invest in mortgage-backed securities issued by various federal agencies and government sponsored enterprises and in other mortgage-related or asset-backed securities. Investments in mortgage-related securities can be subject to the risk of early repayment of principal. For more information, see "Mortgage-Backed and Asset-Backed Securities" and the Statement of Additional Information.

The Fund may invest as much as 20% of its assets in securities of issuers organized in jurisdictions outside the United States if they meet the same criteria described above for the Fund's investments in general. At times the Fund may have no foreign investments. See "Risks -- Foreign Securities."

In general, lower-rated bonds, which will be a lesser component of this Fund, offer higher returns, than investment-grade bonds. But they also carry higher risks. These can include: a) a higher risk of insolvency, especially during economic downturns; b) a lower degree of liquidity; and c) greater price volatility. The Fund will not purchase below-investment-grade securities if the purchase would increase the Fund's holdings of such securities to more than 35% of the Portfolio's value. If the Fund owns a security that was "investment grade" when the Fund acquired it but is downgraded by a ratings service, the Fund may or may not choose to sell the security. This depends on the Investment Manager's assessment of the issuer's prospects. SEE "Summary of Bond Ratings" for a description of bond ratings and "Below-Investment Grade Securities" for a discussion of some of the risks involved in investments in low-rated bonds.

This Fund may engage in hedging transactions using, among other things, options and futures contracts. See "Options, Futures and Other Derivatives" and the Statement of Additional Information. The Fund ordinarily will invest in common stock only as a result of conversion of bonds, exercise of warrants, or other extraordinary business events.


                      SENECA REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE: High total return, both current income and long-term capital appreciation, through investments in real estate-related securities.

INVESTMENT STRATEGIES AND POLICIES. This Fund will invest primarily in equity or debt securities of issuers that are principally engaged in businesses in the United States real estate industry or in related businesses. An issuer will be considered "principally" engaged in such a business if at least 50% of the issuer's assets, gross income, or net income are attributable to ownership, construction, management, or sale of real estate located in the United States, or to products or services related to the real estate industry. Examples of issuers participating directly in the real estate industry include equity REITs (which own real estate directly), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Examples of issuers whose products or services are related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that originate or service mortgage loans.

This Fund will generally focus on investments in common stocks but also may invest in debt securities of REITs and other real estate-related issuers, preferred stocks, convertible securities, warrants, and publicly-traded limited partnerships that invest in real estate. In addition, the Fund may invest up to 35% of its assets in equity and debt securities outside the real estate industry. Investments in debt securities will be primarily limited to investment-grade securities, but the Fund may invest up to 35% of its assets in securities rated lower than BBB by S&P or Baa by Moody's and unrated debt securities that the Adviser considers to be of comparable quality. In general, lower-rated debt securities offer higher returns than investment-grade bonds but also carry higher risks. SEE "Summary of Bond Ratings" for a description of bond ratings and "Below-Investment Grade Securities" for a discussion of some of the risks involved in investments in low-rated debt securities.

This Fund will be classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by that Act in the proportion of its assets it may invest in the obligations of any single issuer. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, may be subject to a greater risk as to portfolio securities. If the Fund takes concentrated positions in a small number of issuers, its return may fluctuate more than that of a diversified company as a result of changes in the price of any of those securities.

This Fund will not make direct investments in real estate. However, because it may invest in debt securities of issuers primarily engaged in real estate ownership, it is possible that the Fund could become the direct owner of real estate as a result of a default on those securities. Rental income or income from the disposition of such assets could adversely affect the Fund's status as a regulated investment company for Federal income tax purposes. SEE "Income Tax Considerations."


                INVESTMENT PRACTICES AND RISK CONSIDERATIONS

PORTFOLIO TURNOVER. The rate of portfolio turnover will generally not be important in investment decisionmaking for any of the Funds. Decisions to buy and sell securities will be based on the anticipated contribution of a security to achievement of a Fund's investment objectives. Sales can result from, for example, securities reaching a price objective, anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments. The Funds may sell one security and simultaneously buy another of comparable quality and may simultaneously buy and sell the same security to take advantage of short-term differentials and bond yields. Funds may buy individual securities in anticipation of relatively short-term price gains. A Fund's liquidity needs may also necessitate sales. Because these factors generally are not tied to the length of time a security has been held, a significant number of short-term transactions may result.

The Funds cannot predict their turnover rates precisely but, based on experience with the individually managed accounts described above under the caption "Investment Manager's Performance," it is estimated that annual turnover rates will generally be within the following ranges: 80%-50% for the Seneca Growth Fund; 100%-200% for the Seneca Mid-Cap Growth Fund; 40%-100% for the Seneca Bond Fund; and 40% to 100% for the Seneca Real Estate Securities Fund. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one year period.

While portfolio transactions will be necessary to achieve a Fund's investment objectives, a high level of turnover entails certain costs. The higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other direct transaction costs. High turnover can also result in acceleration of the realization of gains, which may be short-term in nature and thus taxable to shareholders at ordinary rates.

Certain tax considerations can restrict a Fund's ability to sell securities in some circumstances when those securities have been held for less than three months. See "Income Tax Considerations" and the Statement of Additional Information.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees has established criteria to evaluate the creditworthiness of parties with whom the Funds may enter into repurchase agreements.

The securities underlying repurchase agreements are not subject to the average weighted maturity or duration restrictions otherwise applicable to the Seneca Bond Fund's investments. The Funds will limit repurchase agreements to securities issued by the United States Government, its agencies, and its instrumentalities.

A Fund will not invest in a repurchase agreement maturing in more than seven days, if, as a result, the aggregate amount of repurchase agreements with more than seven remaining days to maturity would constitute more than 15% of the Fund's net assets.

BORROWING; REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of its net assets and, to secure borrowings, may mortgage or pledge securities. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Funds may enter into reverse repurchase agreements with selected banks, U.S. securities dealers and other financial institutions. In a reverse repurchase agreement, a Fund sells securities and simultaneously agrees to repurchase them at a price that reflects an agreed-upon rate of interest. Funds will use the proceeds of reverse repurchase agreements to make other investments that either mature or are subject to an agreement to resell at or before the date the reverse repurchase agreement expires. A Fund may use reverse repurchase agreements only if the income to be earned from the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. When a Fund enters into a reverse repurchase agreement, it will maintain a segregated account consisting of cash or high-quality liquid debt securities in an amount at least equal to its repurchase obligation under the agreement. Reverse repurchase agreements are a form of leverage that increases the opportunity for gain and the risk of loss for a given change in market value, potentially causing the net asset value of a Fund's shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the counterpart has financial difficulties.

A Fund's obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund's net assets. Funds will not make any additional investments, other than through reverse repurchase agreements, while the level of borrowing exceeds 5% of the Fund's total assets.

BELOW-INVESTMENT GRADE SECURITIES. Each Fund may invest up to 35% of its net assets in debt securities that are rated below "investment grade" by S&P or Moody's, although a Fund will not invest in securities rated lower than B by S&P or Moody's or unrated securities whose quality the Investment Manager determines to be lower than those ratings. "Investment grade" refers to securities rated BBB or better by S&P or Baa or better by Moody's. Below-investment grade securities involve higher current income but may be considered speculative because they present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, a Fund would lose income and could expect a decline in the market value of the securities affected. Prices of such securities tend to react more to prevailing economic and industry conditions, issuers' unique financial situations, and the bonds' coupon rates than to small changes in prevailing interest rates. However, during an economic downturn or a period of rising interest rates, issuers of these securities, generally highly-leveraged companies, can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

Each Fund may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The Investment Manager will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security. Unrated debt securities will be included in the 35% limit on below-investment grade debt of the Seneca Bond Fund unless the Investment Manager determines them to be the equivalent of investment grade securities. See "Summary of Bond Ratings" and the Statement of Additional Information for a description of bond rating categories.

REITS AND OTHER REAL ESTATE-RELATED INVESTMENTS. The value of investments in issuers that hold real estate, particularly equity REITs, may be affected by changes in the values of real properties owned by the issuers, and the value of investments in mortgage REITs may also be affected by the quality of the credit they have extended. Further, REITs often are not diversified and are therefore subject to the risk of financing a limited number of projects or properties. REITs depend on the skills of their management and are often heavily dependent on cash flow from properties. Mortgage REITs are subject to risks of default by borrowers. Some REITs are "self-liquidating" -- I.E., their existence is limited to a specific term--and present the risk of liquidating at a time that is not economically opportune for their investors. REITs also run the risks of failing to qualify for special tax treatment under the U.S. Internal Revenue Code and of maintaining exemptions under the Investment Company Act of 1940.

DELAYED DELIVERY TRANSACTIONS. Funds may sometimes purchase or sell securities on a when-issued or forward commitment basis. In such "delayed delivery" transactions, the price of securities is established at the time the commitment to purchase or sell is made. Delivery of and payment for these securities typically occur up to 90 days after the commitment is made. The market price of a security at the time of delivery may be higher or lower than the price contracted for, and there is some risk the transaction may not be consummated. When a Fund makes a commitment to buy securities on a forward commitment or when-issued basis, it will maintain a segregated account consisting of cash or high-quality liquid debt securities in an amount at least equal to the commitments. When a Fund makes a forward commitment to sell portfolio securities, it will hold the securities themselves in a segregated account.

SHORT SALES. A Fund may sell securities short--sell securities that it does not own, or that it owns but does not intend to deliver to the buyer--if it owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a Fund to hedge against price fluctuations by locking in a sale price for securities the Fund does not wish to sell immediately. A Fund may engage in short sales to take advantage of an attractive price while postponing recognition of a gain or loss for federal income tax purposes or satisfying certain tests applicable to regulated investment companies under the Code. When a Fund engages in short sales OTHER THAN when it owns or has the right to acquire an equal amount of the security being sold short at no additional cost (short sales "against the box"), it will maintain a segregated account cash or high-quality liquid debt securities in an amount at least equal to the difference between the market value of the securities sold short at the time of the sale and any amounts required to be deposited as collateral with the selling broker in connection with the short sale (not including the proceeds of the short sale). It is currently expected that a Fund will not sell securities short if, as a result, the total amount of all "open" short positions would exceed one-third of the value of the Fund. This limitation can be changed at any time.

ILLIQUID SECURITIES. A Fund may invest up to 15% of its net assets in illiquid securities -- securities that may not be sold within seven days at approximately the price used in determining the Fund's net asset value. Securities may be illiquid when they are held subject to legal or contractual restrictions on resale, usually because they have not been registered for sale to the general public ("restricted securities"), or when there is a limited market for them. Repurchase agreements that mature in more than seven days are considered illiquid securities.

Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Federal Securities Act of 1933 may not be considered illiquid if a sufficient dealer or institutional trading market exists for them. The Investment Manager will determine whether such a market exists as to Rule 144A securities, and whether such securities must be considered illiquid, under guidelines approved by the Trustees.
Institutional trading markets for Rule 144A securities are relatively new. Liquidity of the Funds' investments could be impaired if trading for these securities does not further develop or declines.

FOREIGN SECURITIES. Each Fund may invest in securities, including U.S. Dollar- or foreign currency-denominated debt securities, of foreign issuers. Foreign equity investments are limited to securities traded on the U.S. exchanges or in the Nasdaq Stock Market and American depositary receipts ("ADRs") evidencing ownership of foreign securities. ADR's are dollar-denominated and are issued by domestic banks or securities firms and traded in the U.S.

Securities of foreign issuers involve different, and sometimes greater, risks than securities of U.S. issuers. These include an increased risk of adverse political and economic developments, and, as to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of the funds or other assets of a Fund.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds, particularly the Seneca Bond Fund, may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions. SEE "Options, Futures, and Other Derivatives."

LENDING SECURITIES. As a way to earn additional income, each of the Funds may lend its portfolio securities to creditworthy persons not affiliated with the Funds. Such loans must be secured by cash collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities lent. Under the terms of these loans, a Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities lent and interest on the investment of the collateral and must have the right to call the loan and obtain the securities lent at any time on five trading days' notice. This includes the right to call the loan to enable the Fund to exercise its voting rights.
Such loans may not exceed one-third of the lending Fund's net assets at market value. This percentage limitation constitutes a "fundamental" policy that can be changed only by a vote of a majority of shareholders. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.

OPTIONS, FUTURES, AND OTHER DERIVATIVES. The Funds may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and use options on futures contracts. The Funds may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices. All of these may be referred to as "derivatives" transactions. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment strategies.

Each Fund will maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt securities (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions) to avoid "leveraging" the Fund.

Risks in the use of these derivatives include: a) the risk that interest rates, securities prices, or currency exchange rates or other factors affecting the value of the Fund's investments do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; b) imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and
e) the possible need to defer closing out certain positions to avoid adverse tax consequences. More information on derivatives is contained in the Statement of Additional Information.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund may invest in mortgage-backed and asset-backed securities. The Seneca Bond Fund and the Seneca Real Estate Securities Fund are more likely to invest in such securities than the other Funds. Mortgage-backed and asset-backed securities are generally pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments are difficult to predict, creating "prepayment risk." For example, prepayments on Government National Mortgage Association ("GNMA's") are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, a Fund may be required to invest these proceeds at a lower interest rate, causing the Fund to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds and strips. The Seneca Bond Fund is more likely to invest in such securities than the other Funds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum that represents both principal and interest is paid at maturity. Strips are debt securities whose interest coupons are taken out and traded separately after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES. Each Fund may invest in variable rate, floating rate, or variable amount securities. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in the shares of other investment companies, but only up to 5% of its assets in any one other investment company. In addition, a Fund may not purchase more than 3% of the securities of any one investment company. The Funds intend to keep these investments to a minimum.

DIVERSIFICATION. Diversifying a Fund's investment portfolio can reduce the risks of investing. With the exception of the Seneca Real Estate Securities Fund, no Fund will invest more than 5% of its total assets in any one issuer or more than 25% of its assets in any one industry. These limitations do not apply to U.S. government securities.

                           PURCHASE OF SHARES

Each Fund offers two classes of shares: "Institutional Shares" and "Administrative Shares." Administrative Shares are offered to investors primarily through accounts with broker-dealers, employee benefit plan administrators and other financial service companies. The Funds pay fees to those entities for subaccounting, recordkeeping, and similar services they provide with respect to Administrative Shares. Institutional Shares are offered primarily for direct investment by institutional investors and high net worth individuals.

No sales charges are assessed upon the sale of either class of shares, although shares may be purchased through certain financial intermediaries, such as broker-dealers, that charge their customers transaction or other fees relating to customers' investments in the Funds. Sales are all at the respective net asset value of the shares for the particular class.

The minimum initial investment for Administrative Shares is currently $10,000 and the minimum initial investment for Institutional shares is currently $100,000. Certain exceptions to these minimum requirements may apply.

INITIAL INVESTMENT

An account may be opened by signing a Client Registration Application and mailing it to Seneca Funds, c/o Investors Fiduciary Trust Company (the "Transfer Agent"), at 127 West 10th Street, Kansas City, Missouri 64105.

Purchases can only be made by wiring Federal funds to the Transfer Agent. Before wiring Federal funds, an investor must first telephone the Trust at
(800) XXX-YYYY to receive instructions for wire transfer. On the telephone the following information will be requested: name of authorized person; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

All purchase orders are effected at the relevant net asset value for that class next determined after receipt of the purchase order. A purchase order received prior to the close of business (4:00 p.m., Eastern Time) on a day the Trust is open for business will be effected at that business day's net asset value. An order received after the close of business will be effected at the net asset value determined on the next business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

ADDITIONAL INVESTMENTS

Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring Federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of either class of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application proves to be incorrect in any material manner (E.G., in a manner such as to render the shareholder ineligible to purchase shares).

Shares of the Trust may not be qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. The transactions will be effected only if the Investment Manager intends to retain the securities in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.


                             REDEMPTION OF SHARES

Each class of a Fund will redeem its shares at the relevant net asset value for that class next determined following receipt of the request. Redemptions may be made by mail or, if elected on the Trust's Client Registration Application (or subsequently in writing), by telephone. Although no charge is generally made for redemptions, when shares have been held for fewer than 90 days, a fee of 1% of the amount redeemed will be assessed on an average price basis. This amount will be retained by the appropriate Fund and is intended to prevent long-term shareholders from bearing the expense involved in short-term purchases and redemptions. Shares may be worth more or less upon redemption than their purchase price, generally, depending on the market value of the investment securities held by the particular Fund at the time of redemption.

REDEMPTIONS BY MAIL

Shares may be redeemed by submitting a written request to Seneca Funds, c/o Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATIONS

If an election is made on the Client Registration Applications (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) XXX-YYYY, by sending a facsimile to Seneca Funds, c/o Investors Fiduciary Trust Company, at (AAA) XXX-YYYY or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed. The number or dollar amount of the shares to be redeemed and the account number.

In electing a telephone redemption, the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by them to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption request received in writing). All redemptions, whether initiated by letter or telephone, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed under the heading "Other Redemption Information."

OTHER REDEMPTION INFORMATION

Payment of the redemption price will ordinarily be wired to the investor's bank three business days after the tender request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Fund may suspend the right of redemption or postpone the payment date at time when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an shareholder's account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trust and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organizations.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $10,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $10,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Although it is highly unlikely that shares would ever be redeemed in kind, if they are, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

EXCHANGE PRIVILEGE

Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved. Exchanges may be made only as to Funds registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes, and special rules may apply in computing tax basis when determining gain or loss. See "Income Tax Considerations" in the Statement of Additional Information. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) XXX-YYYY.

                             PORTFOLIO TRANSACTIONS

Pursuant to the Management Agreement, the Investment Manager places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Investment Manager will seek the best price and execution of the Funds' orders. Commission rates are a component of the Investment Manager's analysis of price. Factors the Investment Manager will consider in evaluating execution quality include the ability of a broker or dealer to effect the transaction, the broker's or dealer's clearance and settlement facilities and capabilities, its reliability and financial stability, a dealer's willingness to commit capital, the size of the transaction, and the market for the security involved.

Many securities, both debt and equity, are traded primarily in the over-the-counter market. For transactions traded in that market, dealers generally act as principal rather than as agent and receive a markup or markdown on the transaction price rather than a commission. The Funds intend to deal with primary market makers for securities traded in the over-the-counter markets except where more favorable execution and price can be obtained elsewhere. Funds may also purchase securities directly from issuers or from underwriters or dealers as part of an offering of securities.
 Purchases from dealers and underwriters in such offerings will include a discount or concession granted by the issuer to the underwriter.

In selecting brokers and dealers, the Investment Manager will consider not only the factors described above relating to price and execution quality, but also the value of research services and products provided to the Investment Manager. As a result, a Fund may pay higher commission rates to such brokers than the lowest available when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Investment Manager also may consider sales of shares of the Trust as a factor in selection of broker-dealers to execute portfolio transactions of the Trust.

Subject to the foregoing analysis of price and execution, the Funds may use the Distributor or Genesis Merchant Group Securities, L.P. (also referred to as "GMG Securities") in connection with portfolio transactions in exchange-traded securities. GMG Securities is a member of the American Stock Exchange and the National Association of Securities Dealers, Inc. It is a limited partnership whose general partner is controlled by the general partners of Genesis Merchant Group, L.P., which is one of two general partners of the Investment Manager. Gail P. Seneca, the other general partner of the Investment Manager, is a principal shareholder of GMG Securities' general partner.

GMG Securities will receive brokerage commissions from the Funds, limited to "usual and customary broker's commissions," as contemplated by the Investment Company Act of 1940. The Funds intend to continue to use GMG Securities as their primary broker for exchange-traded securities, provided GMG Securities is able to provide execution at least as favorable as that provided by other qualified brokers. The Trustees have developed procedures to ensure that the commissions paid to GMG Securities are limited to "usual and customary broker's commissions" as contemplated in the Investment Company Act. On a quarterly basis, the Trustees will review the securities transactions of each Fund effected by GMG Securities to assure their compliance with those procedures.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Investment Manager, including accounts in which the Investment Manager or persons associated with the Investment Manager are investors, such as investment partnerships of which the Investment Manager or such associated persons is the general partner. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Investment Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Manager.


                             NET ASSET VALUE

The net asset value per share of each class of each Fund will be determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less that class' proportionate share of the Fund's liabilities that are not attributable to a particular class and any liabilities attributable to that class, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

Portfolio securities and other assets for which market quotations are readily available will be stated at market value. Market value will be determined on the basis of last reported sales prices, or if no sales are reported, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days of less), will normally be valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Quotations of foreign securities in foreign currency will be converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, when the Trustees determines that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

                        DIVIDENDS AND CAPITAL GAINS

The Funds will distribute substantially all of their net investment income in the form of dividends to shareholders. The following table shows how often each Fund will pay dividends.


  Fund                                                       Dividend Paid
-----------------------------------------------------------------------------
  Seneca Growth Fund                                         Annually
-----------------------------------------------------------------------------
  Seneca Mid-Cap Growth Fund                                 Annually
-----------------------------------------------------------------------------
  Seneca Bond Fund                                           Monthly
-----------------------------------------------------------------------------
  Seneca Real Estate Securities Fund                         Quarterly
=============================================================================

Each of the Funds will distribute net capital gains, if any, annually.

Shareholders may select from among the following distribution options:

Reinvested              Have all dividends and capital gains distributions
                        reinvested in additional shares of the same or any other Fund. If a shareholder does not choose one of the other options this option will be selected automatically.

Cash and Reinvested     Have either dividends or capital gains paid in cash
                        and the other reinvested in additional shares in the same or any other Fund; or

All Cash Have dividends and capital gains distributions paid in cash.

Each Fund will make distributions on a per share basis to the shareholders of record as of the distribution date of that Fund, regardless of how long the shares have been held. That means if an investor buys shares just before or on a record date, he or she will pay the full price for the shares and then may receive a portion of the price back as a taxable distribution.


                            INCOME TAX CONSIDERATIONS

FEDERAL TAXES. For each taxable year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), Qualifying regulated investment companies distributing substantially all of their ordinary income and capital gains are not subject to federal income or excise tax on any net investment income and net realized capital gains distributed to shareholders. However, the shareholders are subject to tax on these distributions.

Dividends paid by a Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss, and original issue discount or certain market discount income will be taxable to shareholders as ordinary income. Distributions paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A portion of the dividends paid to corporate shareholders may qualify for the corporate dividends-received deduction to the extent the Fund earns qualifying dividends. Each Fund will notify shareholders after each calendar year of the amount and character of distributions they received from that Fund for federal tax purposes.

For IRAs and pension plans, dividends and capital gains will be are reinvested and NOT taxed until the beneficiary receives a qualified distribution from the IRA or pension plan.

Shareholders should consider the tax implications of buying shares immediately before to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution. They will be taxed when they receive the distribution even though the distribution represents a return of a portion of the purchase price.

Redemptions and exchanges of shares are taxable events that may represent a gain or a loss for the shareholder.

Individuals and certain other types of shareholders may be subject to backup withholding of federal income tax on distributions, redemptions and exchange if they fail to furnish their correct taxpayer identification number. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules. They may be subject to nonresident alien withholding on amounts considered ordinary dividends from the Fund.

New investors must certify that their social security or taxpayer identification numbers are correct. They must also certify that they are not subject to backup withholding for failure to report income to the Internal Revenue Service.

OTHER TAXES. In addition to federal taxes, investors may be subject to state and local taxes on payments received from a Fund. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund that come from direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes. Investors should consult their tax advisers regarding specific questions as to federal, state and local taxes.


                       INVESTMENT MANAGER AND ADMINISTRATOR

INVESTMENT MANAGER SERVICES. The Investment Manager is responsible for making investment decisions for the Funds and for selecting brokers and dealers to execute transactions for each Fund.

Investment and trading decisions for each Fund will be made by a team of managers and analysts headed by a team leader. Each team leader will be primarily responsible for the day-to-day decisions related to his or her Fund. Team leaders are supported by GMG/Seneca's entire group of managers and analysts. The team leader of any one Fund may be on another Fund team. The transactions and performance of the Funds are reviewed continuously by the Investment Manager's senior officers.

Gail P. Seneca is the team leader for the Seneca Growth Fund, the Seneca Mid-Cap Growth Fund and the Seneca bond Fund. She is one of two General Partners and the Chief Investment Officer of GMG/Seneca and is one of three general partners of Genesis Merchant Group, L.P., which is the other general partner of GMG/Seneca. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she was chief investment strategist for Chase Lincoln Bank.

MANAGEMENT FEE. For its services to the Funds, the Investment Manager will receive a Management Fee based on an annual percentage of the average daily net assets of each Fund. It is accrued daily, and paid monthly. The annual fee percentages are 0.70% for the Seneca Growth Fund, 0.80% for the Seneca Mid-Cap Growth Fund, 0.50% for the Seneca Bond Fund, and 0.85% for the Seneca Real Estate Securities Fund. The Investment Manager will reduce the Management Fee each Fund must pay if the fee exceeds any state-imposed restrictive expense limitations. This excludes permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses. The Investment Manager may waive some or all of these fees from time to time at its discretion, and may reimburse a Fund for a portion of the Fund's expenses. These practices will increase a Fund's return and will be intended to make the Fund more competitive. The Investment Manager has agreed to effect such waivers and reimbursements to the extent necessary to prevent the Funds' overall expenses from exceeding the levels in the expense table set forth elsewhere in this Prospectus through September 30, 1996. Thereafter, any such waivers or reimbursements the Investment Manager may provide may be terminated at any time.

ADMINISTRATIVE SERVICES. The day-to-day administrative functions of the Trust are provided by State Street Bank and Trust Company, as Administrator. Among other things, the Administrator provides the Trust and each Fund with clerical, data processing, and other, similar services and support; handles the registration of the Funds' shares under the securities laws of those states and other jurisdictions where the shares are offered; assists in the preparation of SEC registration materials, periodic reports, and proxy materials; and provides bookkeeping and accounting services, including maintaining the accounts, books and records that are required under applicable laws. For these services, the Administrative class of each Fund pays the Administrator a fee at an annual rate of 0.20% of the average daily net assets of that class. The Institutional class of each Fund pays a lower fee in recognition of the fact that fewer services are required.

The Administrator may from time to time waive some or all of its fee and/or reimburse a Fund for a portion of the Fund's operating expenses. Such reimbursements will increase a Fund's return. This is intended to make the Funds more competitive. Any such waivers or reimbursements may be terminated at any time.


                             GENERAL INFORMATION

SENECA FUNDS. Seneca Funds was organized as a Delaware business trust on December 13, 1995. The Trust is registered with the Securities and Exchange Commission under the 1940 Act as an open-end, diversified management investment company of the series type. Each Fund constitutes a separate series. The fiscal year-end of each of the Funds is ____________.

The Trust is authorized to issue and sell multiple classes of shares for each of the Funds. Each of the Trust's existing series currently has two classes of shares, Administrative Shares and Institutional Shares. The Trust may issue additional series and additional classes of existing series of shares in the future with such rights, preferences, and privileges as the Trustees may determine (subject to compliance with applicable law), without the consent of shareholders.

Except for the differences noted below and elsewhere in this Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and when issued, will be fully paid and nonassessable. Each share of each class represents an identical legal interest in the same investments of a Fund, except that each class has certain expenses related solely to that class. In particular, Administrative Shares have higher fees and expenses relating to the way in which they are distributed and the services provided to their class. Each class will have exclusive voting rights under the 12b-1 Distribution and Administrative Services Plan. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, just that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

As a Delaware business trust, the Trust is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless called by the Trustees, requested by shareholders holding 10% or more of the outstanding shares under circumstances in which the 1940 Act or Delaware law require that a meeting be held upon such request, or required by the 1940 Act or Delaware law. Shareholders are entitled to cast one vote for each dollar of net asset value of their shares on the record date. At a special shareholders meeting, if one is called, issues that affect all the Funds and classes in substantially the same way will be voted on by all shareholders of all Funds. Issues that do not affect a Fund or a class will not be voted on by shareholders of that Fund or class. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.

CUSTODIAN AND TRANSFER AGENT. Under a Custodian Agreement, the Transfer Agent, 127 West 10th Street, Kansas City, Missouri 64105, holds all securities and cash assets of the Funds, provides certain recordkeeping services, and serves as the Funds' custodian. In its capacity as the Custodian, the Transfer Agent is authorized to deposit securities in securities depositories or to use services of sub-custodians.

Under a Transfer Agency Agreement, the Transfer Agent also serves as the Funds' transfer agent. The Transfer Agent is responsible for: a) opening and maintaining shareholder accounts; b) reporting account information to shareholders; c) paying dividends and capital gains, and d) handling requests for exchanges, transfers and redemptions.

DISTRIBUTOR. GMG Securities is currently the principal underwriter and distributor of the shares of each of the Funds and will distribute Administrative as well as Institutional Shares. Seneca Distributors has also entered into a Distribution and Services Agreement with the Trust pursuant to which, upon its registration as a broker-dealer under the Securities Exchange Act of 1934 and all applicable state securities laws, and becoming a member of the National Association of Securities Dealers, Inc., Seneca Distributors will become a principal underwriter and distributor of the Funds' shares. It is expected that GMG Securities will then terminate its agreement with the Trust and Seneca Distributors will become the sole Distributor. Seneca Distributors is a wholly-owned subsidiary of GMG/Seneca.

DISTRIBUTION AND ADMINISTRATIVE SERVICES PLAN. Pursuant to the Distribution Agreement the Distributor will be paid a Distribution Fee at an annual rate 0.25% of the average daily net assets attributable to the Administrative Shares of each Fund. No Distribution Fee will be paid as to the Institutional Shares of any Fund. The Distribution Fee will be paid pursuant to a Distribution and Administrative Services Plan. Amounts paid under the Distribution and Administrative Services Plan may be used by the Distributor to cover expenses that are primarily intended to result in, or are primarily attributable to (i) the sale of Administrative Shares, (ii) ongoing servicing and/or maintenance of accounts of holders of Administrative Shares, and (iii) subaccounting, subtransfer agency, recordkeeping, and administrative services related to the sale of Administrative Shares, all as set forth in the Distribution and Administrative Services Plan. Payments under the Distribution and Administrative Services Plan are not tied directly to the expenses actually incurred by the Distributor in connection with the foregoing activities and may exceed those expenses. The Trustees will evaluate the appropriateness of the Distribution and Administrative Services Plan on an ongoing basis. For a more complete disclosure of the Plans and their terms, see the Statement of Additional Information.

Institutional Shares may also be offered through certain brokers and financial intermediaries ("service agents"). Service agents may impose additional or different conditions on the purchase or redemption of Trust shares by their customers and may charge their customers transactions or other account fees on the purchase and redemption of Trust shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

OTHER EXPENSES

The Trust bears all costs of its operations. Trust expenses directly attributable to a Fund or a class of shares are charged to that Fund or class; other expenses are allocated among all the Funds. Administrative Shares may be purchased in employee benefit plan accounts and in accounts maintained with financial institutions and financial services companies such as broker-dealers. Employee benefit plan administrators and financial institutions and financial services companies through which Administrative Shares are purchased may be paid fees by the Funds for transfer agency, accounting, recordkeeping, and administrative and other services provided with respect to such shares. Those services may include maintaining account records, aggregating and processing orders to purchase, redeem, and exchange Administrative Shares, processing dividend payments, forwarding shareholder communications, and providing subaccounting services for shares held beneficially.

PERFORMANCE INFORMATION.

The Trust may publish performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper Analytical Services, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been over the entire period. Each Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

The performance of a Fund can also be measured in terms of yield. Each Fund's yield shows the rate of income the Fund earns on its investments as a percentage of the Fund's share price.

A Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund can quote its total returns on a before-tax or after-tax basis.

The performance information that may be published for the Funds is historical. It is not intended to represent or guarantee future results. The value of Fund shares can be more or less than their original cost when they are redeemed. For more information, see the Statement of Additional Information.

MATERIAL LEGAL PROCEEDINGS. There are no material legal proceedings to which the Trust is subject, or to which the Investment Manager or the Distributor are subject, that are likely to have a material adverse effect on their ability to perform their obligations to the Trust or on the Trust itself.

SUMMARY OF BOND RATINGS. Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality and are sometimes referred to as "junk bonds."



Investment Grade                       Moody's             Standard & Poor's
------------------------------------------------------------------------------
Highest quality                            Aaa                     AAA
------------------------------------------------------------------------------
High quality                               Aa                      AA
------------------------------------------------------------------------------
Upper medium                               A                       A
------------------------------------------------------------------------------
Medium, speculative features               Baa                     BBB
------------------------------------------------------------------------------


Lower Quality
------------------------------------------------------------------------------
Moderately speculative                     Ba                      BB


------------------------------------------------------------------------------
Speculative                                B                       B
------------------------------------------------------------------------------
Very Speculative                           Caa                     CCC
------------------------------------------------------------------------------
Very high risk                             Ca                      CC
------------------------------------------------------------------------------
Highest risk, may not be paying interest   C                       C
------------------------------------------------------------------------------
In arrears or default                      C                       D
------------------------------------------------------------------------------

For more detailed information on bond ratings, including gradations within each category of quality, see the Statement of Additional Information.

                 SUBJECT TO COMPLETION, DATED DECEMBER 18, 1995

                               SENECA FUNDS
                           INSTITUTIONAL SHARES

                       PROSPECTUS: FEBRUARY    , 1996

------------------------------------------------------------------------------
SENECA GROWTH FUND seeks capital appreciation primarily through investments in equity securities of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. Production of income will be incidental to this objective. The Fund will seek a rate of appreciation higher than the Standard & Poor's Index of 500 Stocks.

SENECA MID-CAP GROWTH FUND seeks capital appreciation primarily through investments in equity securities of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation, primarily companies with market capitalizations between $500 million and $5 billion. Production of income will be incidental to this objective. The Fund will seek a rate of appreciation higher than the Standard & Poor's Mid-Cap 400 Index.

SENECA BOND FUND seeks both current income and capital appreciation primarily by investing in a diversified portfolio of corporate bonds and other debt securities. The Fund will seek a total return higher than that of the Lehman Brothers Government/Corporate Index.

SENECA REAL ESTATE SECURITIES FUND seeks a high total return through both long-term capital appreciation and current income from investments related to United States real estate. The Fund will invest primarily in securities of issuers that are engaged principally in or whose businesses relate to ownership and operation of real estate in the United States.

THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS INVESTMENT OBJECTIVES OR SUCCEED IN OUTPERFORMING THE INDICES DESCRIBED ABOVE. FOR INFORMATION ABOUT SOME OF THE PRINCIPAL RISKS INVOLVED IN INVESTMENTS IN THE FUNDS, SEE "INVESTMENT PRACTICES AND RISKS."

This Prospectus is intended to set forth concisely the information an investor should know before investing in any of the Funds. Please read it carefully and save it for future reference. A Statement of Additional Information dated February __, 1996 (the "SAI") has been filed with the Securities and Exchange Commission. The SAI, as amended or supplemented from time to time, is incorporated into this Prospectus by this reference and is a part of this Prospectus. It is available free of charge by writing to Genesis Merchant Group Securities, L.P. (the "Distributor") or by calling 1-800-XXX-YYYY.

Each Fund is separately managed by GMG/Seneca Capital Management, L.P., and has its own levels of expenses and charges. The minimum investment is $10,000 per Fund, or less in some instances. See "Minimum Investment Amounts."

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION, AND THEY ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE UNITED STATES GOVERNMENT OR ANY OTHER GOVERNMENTAL SUBDIVISION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION

PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             TABLE OF CONTENTS

                                                                        Page
                                                                        ----
THE SENECA FUNDS AT A GLANCE                                               4

FUND EXPENSES                                                              5

INVESTMENT MANAGER'S PERFORMANCE                                           7

MANAGEMENT                                                                10

THE SENECA FUNDS IN DETAIL                                                10

SENECA GROWTH FUND and SENECA MID-CAP GROWTH FUND                         11

SENECA BOND FUND                                                          12

SENECA REAL ESTATE SECURITIES FUND                                        13

INVESTMENT PRACTICES AND RISK CONSIDERATIONS                              14

PURCHASE OF SERVICES                                                      19

REDEMPTION OF SHARES                                                      21

PORTFOLIO TRANSACTIONS                                                    22

NET ASSET VALUE                                                           24

DIVIDENDS AND CAPITAL GAINS                                               24

INCOME TAX CONSIDERATIONS                                                 25

INVESTMENT MANAGER AND ADMINISTRATOR                                      26

GENERAL INFORMATION                                                       27


                          THE SENECA FUNDS AT A GLANCE

SENECA FUNDS (the "Trust") is an open-end management investment company, consisting of the four separate investment portfolios described below (the "Funds"). Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals. The following summary is qualified in its entirety by the more detailed information that appears elsewhere in this Prospectus. A more detailed description for each Fund may be found under the heading "The Seneca Funds in Detail."

The Seneca Growth Fund seeks capital appreciation. Production of income will be incidental to this objective. This Fund will invest primarily in common stocks of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. The Fund may invest in companies at all levels of market capitalization. For a portion of its portfolio, the Fund will favor large, well-known companies that have established histories of continuous dividend payment and, for another portion its portfolio, will generally invest in smaller firms that the Investment Manager believes have the potential for faster growth. The Fund will seek a rate of appreciation higher than the Standard & Poor's Index of 500 Stocks (the "S&P 500").

The Seneca Mid-Cap Growth Fund seeks capital appreciation. Production of income will be incidental to this objective. This Fund will invest primarily in common stocks of companies, that in the Investment Manager's opinion, have the potential for above average market appreciation, focussing on companies with market capitalizations between $500 million and $5 billion. The Fund will attempt to provide a rate of appreciation higher than the Standard & Poor's Mid-Cap Index (the "S&P Mid-Cap 400 Index").

The Seneca Bond Fund seeks both current income and capital appreciation.
This Fund will invest in a diversified portfolio of corporate bonds and other debt securities, attempting to outperform the Lehman Brothers
Government/Corporate Index. The Fund will normally maintain a dollar-weighted average maturity of between two and ten years and a dollar-weighted average duration of between two and eight years.

The Seneca Real Estate Securities Fund seeks a high total return through both long-term capital appreciation and current income. This Fund will be non-diversified and will invest primarily in securities of issuers operating principally in the U.S. real estate industry or whose businesses relate to ownership and operation of real estate in the United States, including equity real estate investment trusts ("REITs"), mortgage REITs, real estate brokers and developers, companies that manage or own real estate, manufacturers and distributors of building supplies, and financial institutions that originate or service mortgage loans.

There can be no assurance that the Funds will achieve their objectives or succeed in outperforming the indices described above. Investors should read this Prospectus carefully, particularly "Investment Practices and Risk Considerations," for information about certain risks relevant to an investment in the Funds. In particular, investors should note that the value of all securities and other investments a Fund may hold and, as a result, the Fund's net asset value per share, will vary from time to time in response to a variety of factors. The value of securities may fluctuate in response to the activities of individual companies as well as general market and economic conditions. The values of small-to-medium-capitalization equity securities may be particularly susceptible to fluctuation as a result of factors unrelated to the issuers' underlying businesses. The value of debt securities can be expected to vary inversely with changes in prevailing interest rates. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of purchase.

                                 FUND EXPENSES

Each Fund will bear the costs of its operations. These costs may include fees for investment management, distribution, independent directors, brokerage services, security pricing services, custody, transfer agency, recordkeeping services, insurance, federal and state registration, legal and accounting services, amortized expenses, taxes, and any extraordinary expenses.

Each Fund offers two classes of shares: Institutional Shares and Administrative Shares. Administrative Shares are offered primarily to employee benefit plans and to other investors purchasing through accounts maintained with broker-dealers and other financial service companies. The minimum investment for Administrative Shares is $10,000. Institutional Shares are offered directly by the Distributor to institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. The minimum investment for Institutional Shares is $100,000. This Prospectus describes only Institutional Shares. To receive a free prospectus describing the Administrative Shares, call 1-800-XXX-YYYY or write to the Distributor.

Each class of shares will be charged separately for expenses related solely to that class. Each class may have different sales charges and other expenses, which may affect performance. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class will be allocated between the classes based on the net assets of each class.

The following table describes shareholder transaction-related expenses and anticipated annual expenses (excluding portfolio brokerage expenses) as to Institutional Shares.



==============================================================================================================
Shareholder Transaction Expenses

                                                                                                 Seneca Real
                                                                                                    Estate
                                                           Seneca Mid-Cap         Corporate       Securities
                                          Seneca Growth       Growth                Bond             Fund
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Sales Load on Purchases                       None             None                 None              None
--------------------------------------------------------------------------------------------------------------
Sales Load on Reinvested Dividends            None             None                 None              None
--------------------------------------------------------------------------------------------------------------
Deferred Sales Load                           None             None                 None              None
--------------------------------------------------------------------------------------------------------------
Early Withdrawal Fee(8)                       1.00%            1.00%                1.00%             1.00%
--------------------------------------------------------------------------------------------------------------
Exchange Fee                                  None             None                 None              None
--------------------------------------------------------------------------------------------------------------
Annual Fund Expenses                       Percentage of Average Net Assets(after expense reimbursement and fee waiver arrangements)(9)

-----------------------
     (1)Applies only to redemptions (including by exchange) of shares held less than 90 days. The fee is paid to the Fund and is intended to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. See "Redemption of Shares."


--------------------------------------------------------------------------------------------------------------
Management Fees                              0.70%             0.80%                 0.50%           0.85%
--------------------------------------------------------------------------------------------------------------
12b-1 Fees                                   None              None                  None            None
--------------------------------------------------------------------------------------------------------------
Other Expenses(10)                           0.15%             0.15%                 0.15%           0.20%
--------------------------------------------------------------------------------------------------------------
Total Expenses                               0.85%             0.95%                 0.65%           1.05%
--------------------------------------------------------------------------------------------------------------

The Annual Fund Expenses table summarizes estimates of operating expenses relating to Institutional Shares. The purpose of both of these tables is to assist investors in understanding the varying costs and expenses they will bear directly or indirectly. Without any fee waiver or expense reimbursement by the Investment Manager or the Administrator, the estimated total operating expenses for Institutional Shares during the first year of the Funds' operation, are ___%, ___%, ___% and ___%, respectively.

EXAMPLE

Using the above tables of transaction expenses and operating expenses, an investor would pay the following expenses based on a $1,000 investment and an assumed 5% annual return. The expenses are the same whether or not the investor redeems the shares at the end of each time period.


      ============================================================
                                         1 Year         3 Years
      ------------------------------------------------------------


(...continued)
     (2)The Investment Manager has agreed to waive some or all of its Management Fee and to assume other operating expenses of each Fund other than certain extraordinary or nonrecurring expenses, until the earlier of September 30, 1996 or such time as the Fund's assets exceed $50 million to the extent necessary to prevent the Total Expenses of the Institutional Shares of each Fund from exceeding the levels set forth in the table. The Investment Manager may, from time to time, assume additional expenses. Fee waivers and expense reimbursement or assumption arrangements will increase a Fund's return.

     (3)Includes Administrative Fee and 0.10% PER ANNUM other expenses not covered by the Management Fees and the Administrative Fees. Also includes other fees the Funds may pay to employee benefit plan administrators, broker-dealers, and other financial services companies for sub-accounting, account maintenance and other, related services. Those fees, the Administrative Fee, and some other expenses can differ between classes depending on the particular services provided to the different classes. Examples of fees and expenses that may vary between classes include transfer agency fees, state and federal securities registration fees, legal and accounting fees, directors' fees and expenses incurred as a result of issues relating solely to a class, and fees and payments for specific class services including account maintenance or subaccounting expenses.

                                         1 Year         3 Years
      ------------------------------------------------------------
      Seneca Growth Fund                 $9               $27
      ------------------------------------------------------------
      Seneca Mid-Cap Growth Fund         $10              $30
      ------------------------------------------------------------
      Seneca Bond Fund                   $7               $21
      ------------------------------------------------------------
      Seneca Real Estate Securities Fund $11              $34
      ------------------------------------------------------------


THE INFORMATION IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A
       REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%.


                     INVESTMENT MANAGER'S PERFORMANCE

Because the Funds did not begin in operating before February 1996, no past performance information is available for the Funds. However, the Investment Manager, GMG/Seneca Capital Management, L.P., has been managing investment accounts for a variety of institutional and individual investment advisory clients for over six years. The Funds have substantially the same investment objectives and policies and use the same investment strategies and techniques as certain of those accounts. The performance of these accounts is illustrated in the tables and graphs that follow.

There can be no assurance that the Fund's performance will be the same as that of the individual accounts. The Funds may have total assets that will be more or less than the total assets in the individual accounts. The Investment Manager believes that asset size is not a significant factor in the Funds' ability to achieve their investment objectives.

For comparison purposes, the individually-managed account composites match up to the Funds as follows:

    SENECA GROWTH FUND                    Core Growth Equity Account Composite

    SENECA MID-CAP GROWTH FUND            Mid-Cap Growth Equity Account
                                          Composite

    SENECA BOND FUND                      Fixed-Income Account Composite

    SENECA REAL ESTATE SECURITIES FUND    Real Estate Securities Account
                                          Composite


The following table shows how the individually-managed account composites' annualized performance compares to recognized industry indices over the last one-year, three-year, and five-year periods or, where shorter, since the relevant composite's inception.


                                                                                                                         Nine
                                                                                                                         Months
                                                                                                                         Ended
                                                                 Calendar   Calendar   Calendar   Calendar   Calendar   Sept. 30,
                                                                 Year 1990  Year 1991  Year 1992  Year 1993  Year 1994    1995
----------------------------------------------------------------------------------------------------------------------------------
Core Growth Equity Account Composite                                8.43%     38.69%      7.74%     10.82%      1.49%     23.21%

S&P 500 Index                                                      -3.20%     30.45%      7.62%     10.05%      1.32%     29.77%
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Equity Account Composite                              --(12)     --         --         --       11.00%     27.74%

S&P Mid-Cap 400 Index                                                --         --         --         --       -3.58%     29.09%
----------------------------------------------------------------------------------------------------------------------------------
Fixed-Income Account Composite                                      9.06%     18.16%      9.07%     15.61%     -2.71%     14.33%

Lehman Brothers Government/Corporate Index                          8.28%     16.13%      7.58%     11.03%     -3.51%     13.78%
----------------------------------------------------------------------------------------------------------------------------------
GMG/Seneca Real Estate Securities Account Composite(13)              --         --         --         --         --       10.66%

National Associate of Real Estate Investment Trust Equity Index      --         --         --         --         --         -- %
==================================================================================================================================

Following are graphs showing the performance of the four individually-managed account composites from their respective inception dates compared with the performance of recognized industry indices for the same periods. Rates of return are calculated using a time-weighted total rate of return with the periods linked to create the long-term rates of return. Account values were calculated and cash flows permitted quarterly. This method was used for each of the individually-managed account composites.

CORE GROWTH EQUITY ACCOUNT COMPOSITE

The following graph shows that $10,000 invested in an individually-managed account that achieved the performance of the Core Growth Equity account composite when the Investment Manager first began managing those accounts on January 1, 1990, would have grown to about $22,453 as of September 30, 1995. This is equivalent to a 15.10% return per year. By comparison, $10,000 invested at the same time in a portfolio of the securities comprising the S&P 500 Index (weighted as in that index) would have grown to about $19,662 for a rate of return of 12.51% per year. The S&P 500 Index is a selection of 500 common stocks, is unmanaged, and is regarded by some as a benchmark for the equity market in general.

           [CORE GROWTH EQUITY ACCOUNT COMPOSITE GRAPH APPEARS HERE]



---------------------
     (1)Periods with "--" are before GMG/Seneca began managing the accounts in this composite.

     (2)Inception of management of accounts in this composite was May 1, 1995. The percentage return is not annualized.

MID-CAP GROWTH EQUITY ACCOUNT COMPOSITE

The following graph shows that $10,000 invested in an individually-managed account that achieved the performance of the Mid-Cap Growth Equity account composite when the Investment Manager first began managing those accounts on January 1, 1994 would have grown to about $14,179 as of September 30, 1995. This is equivalent to a 22.23% return per year. By comparison, $10,000 invested at the same time in a portfolio of the securities comprising the S&P Mid-Cap 400 Index (weighted as in that index) would have grown to about $12,447 for a rate of return of 13.47% per year. The S&P Mid-Cap 400 Index is a capitalization-weighted, unmanaged index of common stocks, which has a market capitalizations of approximately $700 million.

           [MID-CAP GROWTH EQUITY ACCOUNT COMPOSITE GRAPH APPEARS HERE]


FIXED-INCOME ACCOUNT COMPOSITE

The following graph shows that $10,000 invested in an individually-managed account that achieved the performance of the Fixed-Income Account Composite when the Investment Manager first began managing those accounts on January 1, 1990 would have grown to about $18,075 as of September 30, 1995. This is equivalent to a 10.86% return per year. By comparison, $10,000 invested at the same time in a portfolio of the securities comprising the Lehman Brothers Government/Corporate Index (weighted as in that index) would have grown to about $16,490 for a rate of return of 9.11% per year. The Lehman Brothers Government/Corporate Index is an unmanaged index consisting of a mixture of both corporate and government bonds that are rated within the "investment grade" categories by Moody's Investor Services, Standard & Poor's Company or Fitch Investors Service.

                [FIXED-INCOME ACCOUNT COMPOSITE GRAPH APPEARS HERE]

REAL ESTATE SECURITIES ACCOUNT COMPOSITE

The following graph shows that $10,000 invested in an individually-managed account that achieved the performance of the Real Estate Investment Account Composite when the Investment Manager first began managing those accounts on May 1, 1995 would have grown to about $______ as of September 30, 1995. This is equivalent to a ____% return per year. By comparison, $10,000 invested at the same time in a portfolio of the securities comprising the NAREIT Equity Index (weighted as in that index) would have grown to about $[________] for a rate of return of ___% per year. The NAREIT Equity Index is a capitalization-weighted, unmanaged index consisting of common stocks of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange, or NASDAQ.

              [REAL ESTATE SECURITIES ACCOUNT COMPOSITE GRAPH APPEARS HERE]

The composite performance of individually-managed accounts is shown after reduction for investment management fees. For the Core Growth Equity Account Composite and the Mid-Cap Growth Equity Account Composite, those fees were assumed to be 1% PER ANNUM, for the Fixed-Income Account Composite, those fees were assumed to be 0.50% PER ANNUM, and for the Real Estate Securities Account Composite, those fees were ___% PER ANNUM, in each case applied to the value of the accounts at the end of each quarter. These fees represent GMG/Seneca's standard fees for accounts of these types, although some of the accounts may have paid lower fees. The industry indices are shown in the graphs for comparison purposes only. They are unmanaged indices that pay no management fees and reflect no expenses. An individual cannot invest in an index.

THE FUNDS' PERFORMANCE MAY DIFFER FROM THE COMPOSITE PERFORMANCE OF INDIVIDUALLY-MANAGED ACCOUNTS DUE TO DIFFERENCES IN, AMONG OTHER THINGS, AVAILABILITY OF CASH FOR NEW INVESTMENTS, TIMING OF PURCHASES AND SALES, OVERALL EXPENSES, BROKERAGE COMMISSIONS, AND DIVERSIFICATION OF SECURITIES. IT IS POSSIBLE THAT BY USING DIFFERENT METHODS TO CALCULATE PERFORMANCE, THE RESULTS COULD DIFFER FROM THOSE GIVEN ABOVE. INVESTORS SHOULD NOT RELY ON THIS PERFORMANCE DATA WHEN DECIDING WHETHER TO INVEST IN A PARTICULAR SENECA FUND. PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS. PAST PERFORMANCE OF THE INDIVIDUALLY-MANAGED ACCOUNTS AND INDICES IS NO GUARANTEE OF FUTURE RESULTS FOR THE FUNDS.

                                  MANAGEMENT

Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of Seneca Funds (the "Trustees"). The Investment Manager and the Administrator are subject to the direction of the Trustees.

The Funds' Investment Manager is GMG/Seneca Capital Management, L.P. (the "Investment Manager"), 909 Montgomery Street, San Francisco, California 94133. The Investment Manager's duties include: (1) supervising and managing the investments of each Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies and comply with government regulations.

The Investment Manger is a limited partnership whose general partners are Gail P. Seneca and Genesis Merchant Group, L.P. The general partners of the Genesis Merchant Group, L.P. are also the principals in the general partner of the Distributor. The Trust has entered into a Distribution and Services Agreement with Seneca Distributors, Inc., a corporation wholly-owned by the Investment Manager ("Seneca Distributors"), pursuant to which, upon becoming fully-registered as a broker-dealer under the Securities Exchange Act of 1934 and other applicable laws, Seneca Distributors will become a principal underwriter of the Funds' shares. It is expected that the Distributor will then terminate its agreement with the Trust and Seneca Distributors will become the sole distributor. Ms. Seneca is the principal portfolio manager for each of the Funds.

The Funds' Administrator is State Street Bank and Trust Company (the "Administrator"), 1776 Heritage Drive, North Quincy, Massachusetts 01701. The Administrator's duties include, but are not limited to: (1) providing the Funds with administrative and clerical services, and overseeing the maintenance of the Funds' books and records by the Fund's custodian; (2) preparing the Funds' income tax returns; (3) registering the Fund shares with those states and other jurisdictions where its shares are offered or sold and arranging periodic updating of the Funds' prospectus; (4) initial preparation and filing of proxy materials and reports to Fund shareholders and the Securities and Exchange Commission ("SEC"); and (5) providing the Funds with adequate office space and all necessary office equipment to perform the foregoing services.

For more information about the Investment Manager, the Administrator, their functions, and their affiliates, see "Investment Manager and Administrator."

                          THE SENECA FUNDS IN DETAIL

Fund Objectives, Strategies and Policies. The investment objectives, strategies, and policies of each Fund are described below. There can be no assurance that these objectives will be met. The "Investment Practices and Risk Considerations" section describes in greater detail some specific risks of the types of securities in which the Funds invest and practices in which the Funds may engage.

FUNDAMENTAL POLICIES. An investment policy that a Fund has adopted as "fundamental" may be changed only with the approval of a majority of shareholders. Most of the strategies and policies described below and described in the SAI are NOT fundamental. This means strategies and policies can be changed by the Trustees without shareholder approval.

              SENECA GROWTH FUND and SENECA MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE: Capital appreciation; production of income will be incidental. The Seneca Growth Fund seeks appreciation greater than that of the S&P 500 Index and the Seneca Mid-Cap Growth Fund seeks appreciation greater than that of the S&P Mid-Cap 400 Index.

INVESTMENT STRATEGIES AND POLICIES. Each of these Funds will invest primarily in common stocks of growth companies that meet certain fundamental standards and that the Investment Manager believes have the potential for above average market appreciation. These Funds will generally invest at least 65% of their assets in common stocks. The Seneca Growth Fund will have no limitations as to the market capitalizations of companies in which it invests, but will generally focus a portion of its portfolio on large, well-known companies, many with market capitalizations in excess of $5 billion, that have an established history of profitability and/or dividend payment. The Seneca Mid-Cap Growth Fund will invest primarily in companies with market capitalizations between $500 million and $5 billion, although it may at times have significant investments in companies with higher or lower market capitalizations. At times, both Funds may invest in some of the same securities. Prices of securities issued by medium-capitalization companies are often more volatile than those of large, well-established companies, in part because of the relatively fewer shares available and the potential for developments in a smaller company's business to have a relatively greater impact on its earnings and revenues than developments in the business of larger companies. In addition, the risk of insolvency (with attendant losses to shareholders) is greater for smaller companies than for larger companies. As a result, because of its investment focus on companies with medium-capitalizations, the Seneca Mid-Cap Growth Fund's performance can be expected to be more volatile than that of the Seneca Growth Fund.

In evaluating companies' potential for market appreciation, the Investment Manager seeks companies it believes will demonstrate greater long-term earnings growth than the average company included in, for the Seneca Growth Fund, the S&P 500 or, for the Seneca Mid-Cap Growth Fund, the S&P Mid-Cap 400 Index. This approach is based on the belief that growth in a company's earnings will correlate with growth in the price of its stock. The Investment Manager will identify strong market sectors and then identify companies within those sectors that have the most attractive earnings prospects.

These Funds may also invest in preferred stocks, warrants, and debt instruments, including bonds convertible into common stocks. When the Investment Manager determines that market conditions warrant, the Funds may invest without limit in cash and cash equivalents for temporary defensive purposes, although this is not expected to occur routinely. These Funds may engage in hedging transactions using, among other things, options and futures contracts. SEE "Options, Futures, and Other Derivatives."

These Funds may invest as much as 20% of their assets in foreign securities if those securities meet the same criteria described above for the Funds' investments in general. At times the Funds may have no foreign investments. Generally, the Funds' foreign investments will be made through American depositary receipts ("ADR's") or stocks of foreign issuers that are traded directly on U.S. stock exchanges or in the Nasdaq Stock Market.

To enable the Seneca Mid-Cap Growth Fund to invest effectively in companies with small- to medium-sized market capitalizations, the Trust currently does not expect to offer shares of that Fund to the public at any time when the net assets of the Fund exceed $500 million. This limit is subject to change.

As these Funds invest primarily in common stocks, their investments are subject to stock market price volatility. The Funds are intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in pursuit of long-term capital growth.

                               SENECA BOND FUND

INVESTMENT OBJECTIVE: High total return--both current income and capital appreciation. This fund will seek to outperform the Lehman Brothers Government/Corporate Index.

INVESTMENT STRATEGIES AND POLICIES. This Fund will invest in a diversified portfolio of corporate bonds and other debt securities. It will normally maintain a dollar-weighted average maturity of between two and ten years, although maturities of individual securities may be significantly longer.
The Fund will also generally seek to maintain a dollar-weighted average duration of between two and eight years. The Investment Manager will actively manage this Fund's portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, the Investment Manager may shorten the portfolio's average maturity to reduce the effect of bond price declines on the Fund's net asset value. Conversely, when interest rates are falling and bond prices rising, the Fund may lengthen its average maturity. The Investment Manager will also consider bond performance in particular industry sectors and individual issue characteristics and may engage in opportunistic trading activities.

"Duration" will be an important criterion in selecting securities for this Fund. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (the "interest rate risk" or "volatility" of the security). But "term to maturity" measures only the time until a security provides its final payment, taking no account of the pattern of payments before maturity. Duration is a measure of the expected life of a debt security on a present-value basis, incorporating a bond's yield, coupon interest payments, final maturity, and call features into one measure. It takes the length of the time intervals between the present time and the time that interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future time. For any debt security with interest payments occurring before the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest on a security, the longer the security's duration. Conversely, the higher the stated or coupon rate of interest, the shorter the duration.

There are situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years. However, their interest rate exposure corresponds to the frequency of the coupon reset. And with mortgage pass-through securities, the stated final maturity is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure.

The Fund will normally invest at least 65% of its assets in investment grade bonds (I.E., rated Baa or higher by Moody's Investors Service ("Moodys") or BBB or higher by Standard & Poor's Corporation ("S&P")), although it may invest to a lesser extent in securities rated as low as B by Moody's or S&P. The Fund may also invest in unrated securities of similar qualities, as determined by the Investment Manager. For more information on lower-rated securities, see "Below-Investment Grade Securities" below. For more information on S&P and Moody's ratings, see "Summary of Bond Ratings."

The Fund's investments may include securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, publicly-traded and privately-placed corporate securities, as well as municipal obligations. The Fund may also invest in mortgage-backed securities issued by various federal agencies and government sponsored enterprises and in other mortgage-related or asset-backed securities. Investments in mortgage- related securities can be subject to the risk of early repayment of principal. For more information, see "Mortgage-Backed and Asset-Backed Securities" and the Statement of Additional Information.

The Fund may invest as much as 20% of its assets in securities of issuers organized in jurisdictions outside the United States if they meet the same criteria described above for the Fund's investments in general. At times the Fund may have no foreign investments. See "Risks -- Foreign Securities."

In general, lower-rated bonds, which will be a lesser component of this Fund, offer higher returns, than investment-grade bonds. But they also carry higher risks. These can include: a) a higher risk of insolvency, especially during economic downturns; b) a lower degree of liquidity; and c) greater price volatility. The Fund will not purchase below-investment-grade securities if the purchase would increase the Fund's holdings of such securities to more than 35% of the Portfolio's value. If the Fund owns a security that was "investment grade" when the Fund acquired it but is downgraded by a ratings service, the Fund may or may not choose to sell the security. This depends on the Investment Manager's assessment of the issuer's prospects. SEE "Summary of Bond Ratings" for a description of bond ratings and "Below-Investment Grade Securities" for a discussion of some of the risks involved in investments in low-rated bonds.

This Fund may engage in hedging transactions using, among other things, options and futures contracts. See "Options, Futures and Other Derivatives" and the Statement of Additional Information. The Fund ordinarily will invest in common stock only as a result of conversion of bonds, exercise of warrants, or other extraordinary business events.

                      SENECA REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE: High total return, both current income and long-term capital appreciation, through investments in real estate-related securities.

INVESTMENT STRATEGIES AND POLICIES. This Fund will invest primarily in equity or debt securities of issuers that are principally engaged in businesses in the United States real estate industry or in related businesses. An issuer will be considered "principally" engaged in such a business if at least 50% of the issuer's assets, gross income, or net income are attributable to ownership, construction, management, or sale of real estate located in the United States, or to products or services related to the real estate industry. Examples of issuers participating directly in the real estate industry include equity REITs (which own real estate directly), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Examples of issuers whose products or services are related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that originate or service mortgage loans.

This Fund will generally focus on investments in common stocks but also may invest in debt securities of REITs and other real estate-related issuers, preferred stocks, convertible securities, warrants, and publicly-traded limited partnerships that invest in real estate. In addition, the Fund may invest up to 35% of its assets in equity and debt securities outside the real estate industry. Investments in debt securities will be primarily limited to investment-grade securities, but the Fund may invest up to 35% of its assets in securities rated lower than BBB by S&P or Baa by Moody's and unrated debt securities that the Adviser considers to be of comparable quality. In general, lower-rated debt securities offer higher returns than investment-grade bonds but also carry higher risks. SEE "Summary of Bond Ratings" for a description of bond ratings and "Below-Investment Grade Securities" for a discussion of some of the risks involved in investments in low-rated debt securities.

This Fund will be classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by that Act in the proportion of its assets it may invest in the obligations of any single issuer. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, may be subject to a greater risk as to portfolio securities. If the Fund takes concentrated positions in a small number of issuers, its return may fluctuate more than that of a diversified company as a result of changes in the price of any of those securities.

This Fund will not make direct investments in real estate. However, because it may invest in debt securities of issuers primarily engaged in real estate ownership, it is possible that the Fund could become the direct owner of real estate as a result of a default on those securities. Rental income or income from the disposition of such assets could adversely affect the Fund's status as a regulated investment company for Federal income tax purposes. SEE "Income Tax Considerations."

                 INVESTMENT PRACTICES AND RISK CONSIDERATIONS

PORTFOLIO TURNOVER. The rate of portfolio turnover will generally not be important in investment decisionmaking for any of the Funds. Decisions to buy and sell securities will be based on the anticipated contribution of a security to achievement of a Fund's investment objectives. Sales can result from, for example, securities reaching a price objective, anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments. The Funds may sell one security and simultaneously buy another of comparable quality and may simultaneously buy and sell the same security to take advantage of short-term differentials and bond yields. Funds may buy individual securities in anticipation of relatively short-term price gains. A Fund's liquidity needs may also necessitate sales. Because these factors generally are not tied to the length of time a security has been held, a significant number of short-term transactions may result.

The Funds cannot predict their turnover rates precisely but, based on experience with the individually managed accounts described above under the caption "Investment Manager's Performance," it is estimated that annual turnover rates will generally be within the following ranges: 80%-50% for the Seneca Growth Fund; 100%-200% for the Seneca Mid-Cap Growth Fund; 40%-100% for the Seneca Bond Fund; and 40% to 100% for the Seneca Real Estate Securities Fund. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one year period.

While portfolio transactions will be necessary to achieve a Fund's investment objectives, a high level of turnover entails certain costs. The higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other direct transaction costs. High turnover can also result in acceleration of the realization of gains, which may be short-term in nature and thus taxable to shareholders at ordinary rates.

Certain tax considerations can restrict a Fund's ability to sell securities in some circumstances when those securities have been held for less than three months. See "Income Tax Considerations" and the Statement of Additional Information.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees has established criteria to evaluate the creditworthiness of parties with whom the Funds may enter into repurchase agreements.

The securities underlying repurchase agreements are not subject to the average weighted maturity or duration restrictions otherwise applicable to the Seneca Bond Fund's investments. The Funds will limit repurchase agreements to securities issued by the United States Government, its agencies, and its instrumentalities.

A Fund will not invest in a repurchase agreement maturing in more than seven days, if, as a result, the aggregate amount of repurchase agreements with more than seven remaining days to maturity would constitute more than 15% of the Fund's net assets.

BORROWING; REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of its net assets and, to secure borrowings, may mortgage or pledge securities. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Funds may enter into reverse repurchase agreements with selected banks, U.S. securities dealers and other financial institutions. In a reverse repurchase agreement, a Fund sells securities and simultaneously agrees to repurchase them at a price that reflects an agreed-upon rate of interest. Funds will use the proceeds of reverse repurchase agreements to make other investments that either mature or are subject to an agreement to resell at or before the date the reverse repurchase agreement expires. A Fund may use reverse repurchase agreements only if the income to be earned from the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. When a Fund enters into a reverse repurchase agreement, it will maintain a segregated account consisting of cash or high-quality liquid debt securities in an amount at least equal to its repurchase obligation under the agreement. Reverse repurchase agreements are a form of leverage that increases the opportunity for gain and the risk of loss for a given change in market value, potentially causing the net asset value of a Fund's shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the counterpart has financial difficulties.

A Fund's obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund's net assets. Funds will not make any additional investments, other than through reverse repurchase agreements, while the level of borrowing exceeds 5% of the Fund's total assets.

BELOW-INVESTMENT GRADE SECURITIES. Each Fund may invest up to 35% of its net assets in debt securities that are rated below "investment grade" by S&P or Moody's, although a Fund will not invest in securities rated lower than B by S&P or Moody's or unrated securities whose quality the Investment Manager determines to be lower than those ratings. "Investment grade" refers to securities rated BBB or better by S&P or Baa or better by Moody's. Below-investment grade securities involve higher current income but may be considered speculative because they present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, a Fund would lose income and could expect a decline in the market value of the securities affected. Prices of such securities tend to react more to prevailing economic and industry conditions, issuers' unique financial situations, and the bonds' coupon rates than to small changes in prevailing interest rates. However, during an economic downturn or a period of rising interest rates, issuers of these securities, generally highly-leveraged companies, can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

Each Fund may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The Investment Manager will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security. Unrated debt securities will be included in the 35% limit on below-investment grade debt of the Seneca Bond Fund unless the Investment Manager determines them to be the equivalent of investment grade securities. See "Summary of Bond Ratings" and the Statement of Additional Information for a description of bond rating categories.

REITS AND OTHER REAL ESTATE-RELATED INVESTMENTS. The value of investments in issuers that hold real estate, particularly equity REITs, may be affected by changes in the values of real properties owned by the issuers, and the value of investments in mortgage REITs may also be affected by the quality of the credit they have extended. Further, REITs often are not diversified and are therefore subject to the risk of financing a limited number of projects or properties. REITs depend on the skills of their management and are often heavily dependent on cash flow from properties. Mortgage REITs are subject to risks of default by borrowers. Some REITs are "self-liquidating" --
I.E., their existence is limited to a specific term--and present the risk of liquidating at a time that is not economically opportune for their investors. REITs also run the risks of failing to qualify for special tax treatment under the U.S. Internal Revenue Code and of maintaining exemptions under the Investment Company Act of 1940.

DELAYED DELIVERY TRANSACTIONS. Funds may sometimes purchase or sell securities on a when-issued or forward commitment basis. In such "delayed delivery" transactions, the price of securities is established at the time the commitment to purchase or sell is made. Delivery of and payment for these securities typically occur up to 90 days after the commitment is made. The market price of a security at the time of delivery may be higher or lower than the price contracted for, and there is some risk the transaction may not be consummated. When a Fund makes a commitment to buy securities on a forward commitment or when-issued basis, it will maintain a segregated account consisting of cash or high-quality liquid debt securities in an amount at least equal to the commitments. When a Fund makes a forward commitment to sell portfolio securities, it will hold the securities themselves in a segregated account.

SHORT SALES. A Fund may sell securities short--sell securities that it does not own, or that it owns but does not intend to deliver to the buyer--if it owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a Fund to hedge against price fluctuations by locking in a sale price for securities the Fund does not wish to sell immediately. A Fund may engage in short sales to take advantage of an attractive price while postponing recognition of a gain or loss for federal income tax purposes or satisfying certain tests applicable to regulated investment companies under the Code. When a Fund engages in short sales OTHER THAN when it owns or has the right to acquire an equal amount of the security being sold short at no additional cost (short sales "against the box"), it will maintain a segregated account cash or high-quality liquid debt securities in an amount at least equal to the difference between the market value of the securities sold short at the time of the sale and any amounts required to be deposited as collateral with the selling broker in connection with the short sale (not including the proceeds of the short sale). It is currently expected that a Fund will not sell securities short if, as a result, the total amount of all "open" short positions would exceed one-third of the value of the Fund. This limitation can be changed at any time.

ILLIQUID SECURITIES. A Fund may invest up to 15% of its net assets in illiquid securities -- securities that may not be sold within seven days at approximately the price used in determining the Fund's net asset value. Securities may be illiquid when they are held subject to legal or contractual restrictions on resale, usually because they have not been registered for sale to the general public ("restricted securities"), or when there is a limited market for them. Repurchase agreements that mature in more than seven days are considered illiquid securities.

Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Federal Securities Act of 1933 may not be considered illiquid if a sufficient dealer or institutional trading market exists for them. The Investment Manager will determine whether such a market exists as to Rule 144A securities, and whether such securities must be considered illiquid, under guidelines approved by the Trustees.
Institutional trading markets for Rule 144A securities are relatively new. Liquidity of the Funds' investments could be impaired if trading for these securities does not further develop or declines.

FOREIGN SECURITIES. Each Fund may invest in securities, including U.S. Dollar- or foreign currency-denominated debt securities, of foreign issuers. Foreign equity investments are limited to securities traded on the U.S. exchanges or in the Nasdaq Stock Market and American depositary receipts ("ADRs") evidencing ownership of foreign securities. ADR's are dollar-denominated and are issued by domestic banks or securities firms and traded in the U.S.

Securities of foreign issuers involve different, and sometimes greater, risks than securities of U.S. issuers. These include an increased risk of adverse political and economic developments, and, as to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of the funds or other assets of a Fund.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds, particularly the Seneca Bond Fund, may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions. SEE "Options, Futures, and Other Derivatives."

LENDING SECURITIES. As a way to earn additional income, each of the Funds may lend its portfolio securities to creditworthy persons not affiliated with the Funds. Such loans must be secured by cash collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities lent. Under the terms of these loans, a Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities lent and interest on the investment of the collateral and must have the right to call the loan and obtain the securities lent at any time on five trading days' notice. This includes the right to call the loan to enable the Fund to exercise its voting rights.
Such loans may not exceed one-third of the lending Fund's net assets at market value. This percentage limitation constitutes a "fundamental" policy that can be changed only by a vote of a majority of shareholders. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.

OPTIONS, FUTURES, AND OTHER DERIVATIVES. The Funds may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and use options on futures contracts. The Funds may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices. All of these may be referred to as "derivatives" transactions. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment strategies. Each Fund will maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt securities (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions) to avoid "leveraging" the Fund.

Risks in the use of these derivatives include: a) the risk that interest rates, securities prices, or currency exchange rates or other factors affecting the value of the Fund's investments do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit;
b) imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences. More information on derivatives is contained in the Statement of Additional Information.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund may invest in mortgage-backed and asset-backed securities. The Seneca Bond Fund and the Seneca Real Estate Securities Fund are more likely to invest in such securities than the other Funds. Mortgage-backed and asset-backed securities are generally pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments are difficult to predict, creating "prepayment risk." For example, prepayments on Government National Mortgage Association ("GNMA's") are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, a Fund may be required to invest these proceeds at a lower interest rate, causing the Fund to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

ZERO COUPON BONDS.  Each Fund may invest in zero coupon bonds and strips.
The Seneca Bond Fund is more likely to invest in such securities than the other Funds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum that represents both principal and interest is paid at maturity. Strips are debt securities whose interest coupons are taken out and traded separately after the securities ar issued, but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES. Each Fund may invest in variable rate, floating rate, or variable amount securities. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in the shares of other investment companies, but only up to 5% of its assets in any one other investment company. In addition, a Fund may not purchase more than 3% of the securities of any one investment company. The Funds intend to keep these investments to a minimum.

DIVERSIFICATION. Diversifying a Fund's investment portfolio can reduce the risks of investing. With the exception of the Seneca Real Estate Securities Fund, no Fund will invest more than 5% of its total assets in any one issuer or more than 25% of its assets in any one industry. These limitations do not apply to U.S. government securities.

                              PURCHASE OF SHARES

Each Fund offers two classes of shares: "Institutional Shares" and "Administrative Shares." Administrative Shares are offered to investors primarily through accounts with broker-dealers, employee benefit plan administrators and other financial service companies. The Funds pay fees to those entities for subaccounting, recordkeeping, and similar services they provide with respect to Administrative Shares. Institutional Shares are offered primarily for direct investment by institutional investors and high net worth individuals.

No sales charges are assessed upon the sale of either class of shares, although shares may be purchased through certain financial intermediaries, such as broker-dealers, that charge their customers transaction or other fees relating to customers' investments in the Funds. Sales are all at the respective net asset value of the shares for the particular class.

The minimum initial investment for Administrative Shares is currently $10,000 and the minimum initial investment for Institutional shares is currently $100,000. Certain exceptions to these minimum requirements may apply.

INITIAL INVESTMENT

An account may be opened by signing a Client Registration Application and mailing it to Seneca Funds, c/o Investors Fiduciary Trust Company (the "Transfer Agent"), at 127 West 10th Street, Kansas City, Missouri 64105.

Purchases can only be made by wiring Federal funds to the Transfer Agent. Before wiring Federal funds, an investor must first telephone the Trust at
(800) XXX-YYYY to receive instructions for wire transfer. On the telephone the following information will be requested: name of authorized person; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

All purchase orders are effected at the relevant net asset value for that class next determined after receipt of the purchase order. A purchase order received prior to the close of business (4:00 p.m., Eastern Time) on a day the Trust is open for business will be effected at that business day's net asset value. An order received after the close of business will be effected at the net asset value determined on the next business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

ADDITIONAL INVESTMENTS

Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring Federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of either class of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application proves to be incorrect in any material manner (E.G., in a manner such as to render the shareholder ineligible to purchase shares).

Shares of the Trust may not be qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. The transactions will be effected only if the Investment Manager intends to retain the securities in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

                             REDEMPTION OF SHARES

Each class of a Fund will redeem its shares at the relevant net asset value for that class next determined following receipt of the request. Redemptions may be made by mail or, if elected on the Trust's Client Registration Application (or subsequently in writing), by telephone. Although no charge is generally made for redemptions, when shares have been held for fewer than 90 days, a fee of 1% of the amount redeemed will be assessed on an average price basis. This amount will be retained by the appropriate Fund and is intended to prevent long-term shareholders from bearing the expense involved in short-term purchases and redemptions. Shares may be worth more or less upon redemption than their purchase price, generally, depending on the market value of the investment securities held by the particular Fund at the time of redemption.

REDEMPTIONS BY MAIL

Shares may be redeemed by submitting a written request to Seneca Funds, c/o Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATIONS

If an election is made on the Client Registration Applications (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) XXX-YYYY, by sending a facsimile to Seneca Funds, c/o Investors Fiduciary Trust Company, at (AAA) XXX-YYYY or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed. The number or dollar amount of the shares to be redeemed and the account number.

In electing a telephone redemption, the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by them to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption request received in writing). All redemptions, whether initiated by letter or telephone, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed under the heading "Other Redemption Information."

OTHER REDEMPTION INFORMATION

Payment of the redemption price will ordinarily be wired to the investor's bank three business days after the tender request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Fund may suspend the right of redemption or postpone the payment date at time when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an shareholder's account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trust and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organizations.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $10,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $10,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Although it is highly unlikely that shares would ever be redeemed in kind, if they are, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

EXCHANGE PRIVILEGE

Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved. Exchanges may be made only as to Funds registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes, and special rules may apply in computing tax basis when determining gain or loss. See "Income Tax Considerations" in the Statement of Additional Information. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) XXX-YYYY.

                             PORTFOLIO TRANSACTIONS

Pursuant to the Management Agreement, the Investment Manager places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Investment Manager will seek the best price and execution of the Funds' orders. Commission rates are a component of the Investment Manager's analysis of price. Factors the Investment Manager will consider in evaluating execution quality include the ability of a broker or dealer to effect the transaction, the broker's or dealer's clearance and settlement facilities and capabilities, its reliability and financial stability, a dealer's willingness to commit capital, the size of the transaction, and the market for the security involved.

Many securities, both debt and equity, are traded primarily in the over-the-counter market. For transactions traded in that market, dealers generally act as principal rather than as agent and receive a markup or markdown on the transaction price rather than a commission. The Funds intend to deal with primary market makers for securities traded in the over-the-counter markets except where more favorable execution and price can be obtained elsewhere. Funds may also purchase securities directly from issuers or from underwriters or dealers as part of an offering of securities. Purchases from dealers and underwriters in such offerings will include a discount or concession granted by the issuer to the underwriter.

In selecting brokers and dealers, the Investment Manager will consider not only the factors described above relating to price and execution quality, but also the value of research services and products provided to the Investment Manager. As a result, a Fund may pay higher commission rates to such brokers than the lowest available when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Investment Manager also may consider sales of shares of the Trust as a factor in selection of broker-dealers to execute portfolio transactions of the Trust.

Subject to the foregoing analysis of price and execution, the Funds may use the Distributor or Genesis Merchant Group Securities, L.P. (also referred to as "GMG Securities") in connection with portfolio transactions in exchange-traded securities. GMG Securities is a member of the American Stock Exchange and the National Association of Securities Dealers, Inc. It is a limited partnership whose general partner is controlled by the general partners of Genesis Merchant Group, L.P., which is one of two general partners of the Investment Manager. Gail P. Seneca, the other general partner of the Investment Manager, is a principal shareholder of GMG Securities' general partner.

GMG Securities will receive brokerage commissions from the Funds, limited to "usual and customary broker's commissions," as contemplated by the Investment Company Act of 1940. The Funds intend to continue to use GMG Securities as their primary broker for exchange-traded securities, provided GMG Securities is able to provide execution at least as favorable as that provided by other qualified brokers. The Trustees have developed procedures to ensure that the commissions paid to GMG Securities are limited to "usual and customary broker's commissions" as contemplated in the Investment Company Act. On a quarterly basis, the Trustees will review the securities transactions of each Fund effected by GMG Securities to assure their compliance with those procedures.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Investment Manager, including accounts in which the Investment Manager or persons associated with the Investment Manager are investors, such as investment partnerships of which the Investment Manager or such associated persons is the general partner. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Investment Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Manager.

                                NET ASSET VALUE

The net asset value per share of each class of each Fund will be determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less that class' proportionate share of the Fund's liabilities that are not attributable to a particular class and any liabilities attributable to that class, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

Portfolio securities and other assets for which market quotations are readily available will be stated at market value. Market value will be determined on the basis of last reported sales prices, or if no sales are reported, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days of less), will normally be valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Quotations of foreign securities in foreign currency will be converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, when the Trustees determines that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

                           DIVIDENDS AND CAPITAL GAINS

The Funds will distribute substantially all of their net investment income in the form of dividends to shareholders. The following table shows how often each Fund will pay dividends.

Fund                                                 Dividend Paid
--------------------------------------------------------------------------------
Seneca Growth Fund                                   Annually
--------------------------------------------------------------------------------
Seneca Mid-Cap Growth Fund                           Annually
--------------------------------------------------------------------------------
Seneca Bond Fund                                     Monthly
--------------------------------------------------------------------------------
Seneca Real Estate Securities Fund                   Quarterly
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Each of the Funds will distribute net capital gains, if any, annually.

Shareholders may select from among the following distribution options:

Reinvested              Have all dividends and capital gains distributions
                        reinvested in additional shares of the same or any other Fund. If a shareholder does not choose one of the other options this option will be selected automatically.

Cash and Reinvested     Have either dividends or capital gains paid in cash
                        and the other reinvested in additional shares in the same or any other Fund; or

All Cash Have dividends and capital gains distributions paid in cash.

Each Fund will make distributions on a per share basis to the shareholders of record as of the distribution date of that Fund, regardless of how long the shares have been held. That means if an investor buys shares just before or on a record date, he or she will pay the full price for the shares and then may receive a portion of the price back as a taxable distribution.

                           INCOME TAX CONSIDERATIONS

FEDERAL TAXES. For each taxable year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), Qualifying regulated investment companies distributing substantially all of their ordinary income and capital gains are not subject to federal income or excise tax on any net investment income and net realized capital gains distributed to shareholders. However, the shareholders are subject to tax on these distributions.

Dividends paid by a Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss, and original issue discount or certain market discount income will be taxable to shareholders as ordinary income. Distributions paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A portion of the dividends paid to corporate shareholders may qualify for the corporate dividends-received deduction to the extent the Fund earns qualifying dividends. Each Fund will notify shareholders after each calendar year of the amount and character of distributions they received from that Fund for federal tax purposes.

For IRAs and pension plans, dividends and capital gains will be are reinvested and NOT taxed until the beneficiary receives a qualified distribution from the IRA or pension plan.

Shareholders should consider the tax implications of buying shares immediately before to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution. They will be taxed when they receive the distribution even though the distribution represents a return of a portion of the purchase price.

Redemptions and exchanges of shares are taxable events that may represent a gain or a loss for the shareholder.

Individuals and certain other types of shareholders may be subject to backup withholding of federal income tax on distributions, redemptions and exchange if they fail to furnish their correct taxpayer identification number. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules. They may be subject to nonresident alien withholding on amounts considered ordinary dividends from the Fund.

New investors must certify that their social security or taxpayer identification numbers are correct. They must also certify that they are not subject to backup withholding for failure to report income to the Internal Revenue Service.

OTHER TAXES. In addition to federal taxes, investors may be subject to state and local taxes on payments received from a Fund. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund that come from direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes. Investors should consult their tax advisers regarding specific questions as to federal, state and local taxes.

                     INVESTMENT MANAGER AND ADMINISTRATOR

INVESTMENT MANAGER SERVICES. The Investment Manager is responsible for making investment decisions for the Funds and for selecting brokers and dealers to execute transactions for each Fund.

Investment and trading decisions for each Fund will be made by a team of managers and analysts headed by a team leader. Each team leader will be primarily responsible for the day-to-day decisions related to his or her Fund. Team leaders are supported by GMG/Seneca's entire group of managers and analysts. The team leader of any one Fund may be on another Fund team. The transactions and performance of the Funds are reviewed continuously by the Investment Manager's senior officers.

Gail P. Seneca is the team leader for the Seneca Growth Fund, the Seneca Mid-Cap Growth Fund and the Seneca bond Fund. She is one of two General Partners and the Chief Investment Officer of GMG/Seneca and is one of three general partners of Genesis Merchant Group, L.P., which is the other general partner of GMG/Seneca. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she was chief investment strategist for Chase Lincoln Bank.

MANAGEMENT FEE. For its services to the Funds, the Investment Manager will receive a Management Fee based on an annual percentage of the average daily net assets of each Fund. It is accrued daily, and paid monthly. The annual fee percentages are 0.70% for the Seneca Growth Fund, 0.80% for the Seneca Mid-Cap Growth Fund, 0.50% for the Seneca Bond Fund, and 0.85% for the Seneca Real Estate Securities Fund. The Investment Manager will reduce the Management Fee each Fund must pay if the fee exceeds any state-imposed restrictive expense limitations. This excludes permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses. The Investment Manager may waive some or all of these fees from time to time at its discretion, and may reimburse a Fund for a portion of the Fund's expenses. These practices will increase a Fund's return and will be intended to make the Fund more competitive. The Investment Manager has agreed to effect such waivers and reimbursements to the extent necessary to prevent the Funds' overall expenses from exceeding the levels in the expense table set forth elsewhere in this Prospectus through September 30, 1996. Thereafter, any such waivers or reimbursements the Investment Manager may provide may be terminated at any time.

ADMINISTRATIVE SERVICES. The day-to-day administrative functions of the Trust are provided by State Street Bank and Trust Company, as Administrator. Among other things, the Administrator provides the Trust and each Fund with clerical, data processing, and other, similar services and support; handles the registration of the Funds' shares under the securities laws of those states and other jurisdictions where the shares are offered; assists in the preparation of SEC registration materials, periodic reports, and proxy materials; and provides bookkeeping and accounting services, including maintaining the accounts, books and records that are required under applicable laws. For these services, the Administrative class of each Fund pays the Administrator a fee at an annual rate of 0.20% of the average daily net assets of that class. The Institutional class of each Fund pays a lower fee in recognition of the fact that fewer services are required.

The Administrator may from time to time waive some or all of its fee and/or reimburse a Fund for a portion of the Fund's operating expenses. Such reimbursements will increase a Fund's return. This is intended to make the Funds more competitive. Any such waivers or reimbursements may be terminated at any time.

                             GENERAL INFORMATION

SENECA FUNDS. Seneca Funds was organized as a Delaware business trust on December 13, 1995. The Trust is registered with the Securities and Exchange Commission under the 1940 Act as an open-end, diversified management investment company of the series type. Each Fund constitutes a separate series. The fiscal year-end of each of the Funds is ____________.

The Trust is authorized to issue and sell multiple classes of shares for each of the Funds. Each of the Trust's existing series currently has two classes of shares, Administrative Shares and Institutional Shares. The Trust may issue additional series and additional classes of existing series of shares in the future with such rights, preferences, and privileges as the Trustees may determine (subject to compliance with applicable law), without the consent of shareholders.

Except for the differences noted below and elsewhere in this Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and when issued, will be fully paid and nonassessable. Each share of each class represents an identical legal interest in the same investments of a Fund, except that each class has certain expenses related solely to that class. In particular, Administrative Shares have higher fees and expenses relating to the way in which they are distributed and the services provided to their class. Each class will have exclusive voting rights under the 12b-1 Distribution and Administrative Services Plan. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, just that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

As a Delaware business trust, the Trust is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless called by the Trustees, requested by shareholders holding 10% or more of the outstanding shares under circumstances in which the 1940 Act or Delaware law require that a meeting be held upon such request, or required by the 1940 Act or Delaware law. Shareholders are entitled to cast one vote for each dollar of net asset value of their shares on the record date. At a special shareholders meeting, if one is called, issues that affect all the Funds and classes in substantially the same way will be voted on by all shareholders of all Funds. Issues that do not affect a Fund or a class will not be voted on by shareholders of that Fund or class. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.

CUSTODIAN AND TRANSFER AGENT. Under a Custodian Agreement, the Transfer Agent, 127 West 10th Street, Kansas City, Missouri 64105, holds all securities and cash assets of the Funds, provides certain recordkeeping services, and serves as the Funds' custodian. In its capacity as the Custodian, the Transfer Agent is authorized to deposit securities in securities depositories or to use services of sub-custodians.

Under a Transfer Agency Agreement, the Transfer Agent also serves as the Funds' transfer agent. The Transfer Agent is responsible for: a) opening and maintaining shareholder accounts; b) reporting account information to shareholders; c) paying dividends and capital gains, and d) handling requests for exchanges, transfers and redemptions.

DISTRIBUTOR. GMG Securities is currently the principal underwriter and distributor of the shares of each of the Funds and will distribute Administrative as well as Institutional Shares. Seneca Distributors has also entered into a Distribution and Services Agreement with the Trust pursuant to which, upon its registration as a broker-dealer under the Securities Exchange Act of 1934 and all applicable state securities laws, and becoming a member of the National Association of Securities Dealers, Inc., Seneca Distributors will become a principal underwriter and distributor of the Funds' shares. It is expected that GMG Securities will then terminate its agreement with the Trust and Seneca Distributors will become the sole Distributor. Seneca Distributors is a wholly-owned subsidiary of GMG/Seneca.

DISTRIBUTION AND ADMINISTRATIVE SERVICES PLAN. Pursuant to the Distribution Agreement the Distributor will be paid a Distribution Fee at an annual rate 0.25% of the average daily net assets attributable to the Administrative Shares of each Fund. No Distribution Fee will be paid as to the Institutional Shares of any Fund. The Distribution Fee will be paid pursuant to a Distribution and Administrative Services Plan. Amounts paid under the Distribution and Administrative Services Plan may be used by the Distributor to cover expenses that are primarily intended to result in, or are primarily attributable to (i) the sale of Administrative Shares, (ii) ongoing servicing and/or maintenance of accounts of holders of Administrative Shares, and (iii) subaccounting, subtransfer agency, recordkeeping, and administrative services related to the sale of Administrative Shares, all as set forth in the Distribution and Administrative Services Plan. Payments under the Distribution and Administrative Services Plan are not tied directly to the expenses actually incurred by the Distributor in connection with the foregoing activities and may exceed those expenses. The Trustees will evaluate the appropriateness of the Distribution and Administrative Services Plan on an ongoing basis. For a more complete disclosure of the Plans and their terms, see the Statement of Additional Information.

Institutional Shares may also be offered through certain brokers and financial intermediaries ("service agents"). Service agents may impose additional or different conditions on the purchase or redemption of Trust shares by their customers and may charge their customers transactions or other account fees on the purchase and redemption of Trust shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

OTHER EXPENSES

The Trust bears all costs of its operations. Trust expenses directly attributable to a Fund or a class of shares are charged to that Fund or class; other expenses are allocated among all the Funds. Administrative Shares may be purchased in employee benefit plan accounts and in accounts maintained with financial institutions and financial services companies such as broker-dealers. Employee benefit plan administrators and financial institutions and financial services companies through which Administrative Shares are purchased may be paid fees by the Funds for transfer agency, accounting, recordkeeping, and administrative and other services provided with respect to such shares. Those services may include maintaining account records, aggregating and processing orders to purchase, redeem, and exchange Administrative Shares, processing dividend payments, forwarding shareholder communications, and providing subaccounting services for shares held beneficially.

PERFORMANCE INFORMATION.

The Trust may publish performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper Analytical Services, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been over the entire period. Each Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

The performance of a Fund can also be measured in terms of yield. Each Fund's yield shows the rate of income the Fund earns on its investments as a percentage of the Fund's share price.

A Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund can quote its total returns on a before-tax or after-tax basis.

The performance information that may be published for the Funds is historical. It is not intended to represent or guarantee future results. The value of Fund shares can be more or less than their original cost when they are redeemed. For more information, see the Statement of Additional Information.

MATERIAL LEGAL PROCEEDINGS. There are no material legal proceedings to which the Trust is subject, or to which the Investment Manager or the Distributor are subject, that are likely to have a material adverse effect on their ability to perform their obligations to the Trust or on the Trust itself.

SUMMARY OF BOND RATINGS. Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality and are sometimes referred to as "junk bonds."


Investment Grade                                 Moody's          Standard &
                                                                  Poor's
-----------------------------------------------------------------------------
Highest quality                                   Aaa             AAA
-----------------------------------------------------------------------------
High quality                                      Aa              AA
-----------------------------------------------------------------------------
Upper medium                                      A               A
-----------------------------------------------------------------------------
Medium, speculative features                      Baa             BBB
-----------------------------------------------------------------------------

Lower Quality
-----------------------------------------------------------------------------
Moderately speculative                            Ba              BB


-----------------------------------------------------------------------------
Speculative                                       B               B
-----------------------------------------------------------------------------
Very Speculative                                  Caa             CCC
-----------------------------------------------------------------------------
Very high risk                                    Ca              CC
-----------------------------------------------------------------------------
Highest risk, may not be paying interest          C               C
-----------------------------------------------------------------------------
In arrears or default                             C               D
-----------------------------------------------------------------------------

For more detailed information on bond ratings, including gradations within each category of quality, see the Statement of Additional Information.

                                    PART B

                                 SENECA FUNDS

                              SENECA GROWTH FUND
                          SENECA MID-CAP GROWTH FUND
                               SENECA BOND FUND
                       SENECA REAL ESTATE SECURITIES FUND

                  (each a "Fund" and collectively, the "Funds")


-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                               February   , 1996

-------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Institutional Shares or Administrative Shares prospectus of the Funds, dated February __, 1996, as amended and/or supplemented from time to time (the "Prospectuses"), copies of which may be obtained without charge by writing to Seneca Funds (the "Trust"), care of its transfer agent, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, or by calling 1-800-XXX-YYYY.

THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                              TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
GENERAL                                                                      1

INVESTMENT OBJECTIVES AND POLICIES                                           1

INVESTMENT RESTRICTIONS                                                     19

CALCULATION OF THE FUNDS' RETURNS                                           23

ADVISORY AND ADMINISTRATIVE SERVICES                                        25

TRUSTEES AND OFFICERS                                                       29

NET ASSET VALUE                                                             31

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                                     32

PORTFOLIO BROKERAGE                                                         35

PORTFOLIO TURNOVER                                                          38

ORGANIZATION                                                                39

CUSTODIAN                                                                   41

TRANSFER AGENT                                                              41

INDEPENDENT AUDITORS                                                        41

APPENDIX                                                                    42

GLOSSARY                                                                    43

                                    GENERAL

The Trust consists of four separate Funds: The Seneca Growth Fund; the Seneca Mid-Cap Growth Fund; the Seneca Bond Fund; and the Seneca Real Estate Investment Fund. Each Fund offers two classes of shares: Institutional Shares and Administrative Shares. Institutional Shares are offered directly by the Funds' "Distributor" (see "Service Plans") to institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. Administrative Shares are offered primarily to investors through accounts with broker-dealers, employee benefit plan administrators and other financial intermediaries. The Administrative class pays fees to those entities for subaccounting, recordkeeping, and similar services they provide that class.

All capitalized terms not defined herein have the meanings set forth in the Prospectus.

                           INVESTMENT OBJECTIVES AND POLICIES

The investment objective and general investment policies of each Fund are described in the Prospectuses. This Statement of Additional Information should be read in conjunction with the Prospectus. See in particular "Seneca Funds in Detail" and "Investment Practices and Risk Considerations" in the Prospectus. Additional information concerning the characteristics of certain securities in which the Funds may invest and certain practices in which they may engage are set forth below. The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds in which the Funds may invest, and a Glossary describing some of the Funds' investments.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The Investment Manager will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, Investors Fiduciary Trust Company (the "Custodian"), or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

In addition to the risk of the seller's default or a decline in value of the underlying security (see "Investment Practices and Risk Considerations -- Repurchase Agreements" in the Prospectus), a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trust acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

CORPORATE DEBT SECURITIES

A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the Investment Manager's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed- income security.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Seneca Bond Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Seneca Growth Fund and Seneca Mid-Cap Growth Fund might be more willing to convert such securities to common stock.

BELOW-INVESTMENT GRADE SECURITIES. Investments in below-investment grade securities (SEE Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high- yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high-yield securities are traded may be less liquid than the market for higher- grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data. The Investment Manager will seek to minimize the risks of investing in all securities through diversification, credit analysis, and attention to current developments in interest rates and market conditions.

DELAYED DELIVERY TRANSACTIONS

Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed delivery transactions. (The phrase "delayed delivery" is not intended to address transactions involving the purchase of securities where the delay in delivery involves only the brief period usually required by the selling party and its agent solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid, for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

The value of securities a Fund purchases on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward-commitment basis, the Custodian will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government national Mortgage Association) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government- sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FMNA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Manager determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

    CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi- class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

OTHER ASSET-BACKED SECURITIES. Similarly, the Investment Manager expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including CARS_ ("Certificates for Automobile Receivables_ "). CARS_ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles security the contracts. Payments of principal and interest on CARS_ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS_ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund's investment objectives and policies, the Investment Manager also may cause a Fund to invest in other types of asset-backed securities.

FOREIGN SECURITIES

All Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Seneca Growth Fund and the Seneca Mid-Cap Growth Fund may each invest up to 20% of its total assets directly in common stocks issued by foreign companies or in securities represented by American Depository Receipts ("ADRs"). Each Fund will limit its investment in securities denominated in foreign currencies to no more than 20% of the Fund's total assets.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the

United States. ADRS may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

All Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the currencies being hedged against, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

OPTIONS

In pursuing their individual objectives the Funds may, as described in the Prospectuses, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indices. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

The purpose of writing covered put and call options is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.

WRITING COVERED CALL OPTIONS. Each Fund may write (sell) covered call options on securities ("calls") when the Investment Manager considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

A written call option would be covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Further, instead of "covering" a written call option, the Fund may simply maintain cash or High-Grade Debt Securities in a segregated account in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

PURCHASING CALL OPTIONS. Each Fund may purchase a call option when the Investment Manager believes the value of the underlying security will rise or to effect a "closing purchase transaction" as to a call option the Fund has written (sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

WRITING PUT OPTIONS. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by maintaining in a segregated account cash or liquid securities rated within one of the top three ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's"), or, if unrated, deemed by the Investment Manager to be of comparable credit quality ("High-Grade Debt Securities"). While this will ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

PURCHASING PUT OPTIONS. A Fund may purchase a put option when the Investment Manager believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts") or to effect closing purchase transactions as to puts it has written.

OPTIONS ON SECURITIES INDICES. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier." Like an option on a specific security, when a Fund purchases a put or a call option or an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500. Others are based on a narrower market index such as the Standard & Poor's 100 Stock Index ("S&P 100"). Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and the American Stock Exchange.

Funds may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. The Funds may also cover call and put options on a securities index by maintaining cash or High-Grade Debt Securities with a value equal to the exercise price in a segregated account with the Custodian or by using the other methods described above.

The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

FOREIGN CURRENCY OPTIONS. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A call option on a foreign currency gives the purchaser of the option the right to buy a foreign currency at the exercise price until the option expires. A put option gives the option-holder a similar right to sell the underlying currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FUTURES TRANSACTIONS

Each Fund may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.

Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term the Fund debt securities and the Investment Manager anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the Investment Manager expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting or the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.

Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.

LIMITATIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES

Each Fund will engage in futures and related options transactions only for hedging purposes in accordance with CFTC regulations or in an attempt to increase total return to the extent permitted by such regulations. The Fund will determine that the price fluctuations in the futures contracts and on futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on its existing futures positions and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status").

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by a Fund's custodian for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund must segregate cash or high-grade debt securities in an account maintained by the Custodian to cover such contracts and options.
Cash or high-grade debt securities required to be in a segregated account will be marked to market daily.

SPECIAL CONSIDERATIONS AND RISKS RELATED TO OPTIONS AND FUTURES TRANSACTIONS

Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. If the it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Investment Manager and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine at any time to restrict or terminate the Funds' transactions in options. The Investment Manager does not believe that these trading and position limits will have any adverse investment techniques for hedging the Trust's portfolios.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

SWAP AGREEMENTS. The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Investment Manager's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Investment Manager will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER. Performance indexed paper (or "PIPs_") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

WARRANTS TO PURCHASE SECURITIES

The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

PARTICIPATION INTERESTS

The Seneca Bond Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Investment Manager has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest up to 15% of its total assets in "illiquid investments," including "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities.

Certain "restricted" securities may be resold to qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933. If a sufficient dealer or institutional trading market exists for such a security, it may not be considered "illiquid." The Trustees have adopted guidelines and delegated to the Investment Manager the daily function of determining and monitoring the liquidity of restricted securities and determining whether a Rule 144A security restricted security should be considered "illiquid." The Trustees, however, retain oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.

Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the Funds' level of illiquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

SHORT SALES

The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or high-grade debt securities in a segregated account. The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LOANS OF PORTFOLIO SECURITIES

Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and must be collateralized continuously with cash, cash equivalents, irrevocable letters of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities lent. The rules of the New York Stock Exchange ("NYSE") give each Fund the right to call a loan and obtain the securities lent at any time on five days' notice. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities lent and would also receive compensation from the investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms considered by the Investment Manager to be creditworthy, and when, in the judgment of the Investment Manager, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Manager determines to lend a Fund's portfolio securities, it is intended that the value of the securities loan would not exceed 33 1/3% of the value of the total assets of the Fund.

A Fund may pay reasonable negotiated fees to the Custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the Trustees.

OTHER INVESTMENT COMPANIES

Each Fund, subject to authorization by the Trustees, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objectives, policies and restrictions. The Trustees do not intend to authorize investing in this manner at this time.

Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (other than those affiliated with the Investment Manager) but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any investment company. Investments in investment companies will result in duplication of certain expenses, since the Fund will indirectly bear its proportionate share of any expenses paid by investment companies in which it invests in addition to the expenses paid by the Fund.

                            INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the 1940 Act, and as used in the Prospectus and this Statement of Additional Information, a "majority of the outstanding voting securities" requires the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting of the holders if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

A Fund may not:

   1. Issue senior securities, except as permitted by paragraphs 2, 5, and 6 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 2 below, are not deemed to be senior securities.

   2. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquid portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

   3. Act as an underwriter with respect to the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

   4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
   (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   5. Invest in commodities, except that the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

   6. Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

   7. For each Fund other than the Seneca Real Estate Securities Fund, purchase the securities of issuers conducting their principal activity in a single industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment (except investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

   8. For each Fund other than the Seneca Real Estate Securities Fund, as to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

provided, however, that a Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

For purposes of the above fundamental investment restrictions, the Investment Manager generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Investment Manager determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate considered to be engaged in a different industry, the Investment Manager may classify an issuer according to its own sources.

The following restrictions are designated as non-fundamental and may be changed by the Trustees without the approval of shareholders.

A Fund may not:

       b. Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

       c. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager or any subadviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

       d. Purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or principals or officers of the Investment Manager, any subadviser or any investment management subsidiary of the Investment Manager individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

       e. Purchase a security of other investment companies, except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition or except where such purchase would not result in other compensation (i) more than 10% of the Fund's assets being invested in securities of other investment companies, (ii) more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (iii) more than 5% of the Fund's assets being invested in any one such investment company; provided, however, that the Fund may invest all of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       f. Invest in securities that are illiquid if, as a result, more than 15% of its total assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

       g. Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

       h. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants that are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants
       generally, whether or not so listed.   For these purposes, warrants are
       to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

       i. Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

       j. Invest for the purposes of exercising control over or management of any company; provided that the Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment; and provided further, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       k. Write puts on securities if the aggregate value of the obligations underlying the puts exceeds 50% of the Fund's net assets.

       l. Buy and sell puts and calls on securities, stock index futures or options on stock index futures or financial futures or options on financial futures if (i) the aggregate premiums paid on all such options which are held at any time exceed 20% of the Fund's aggregate net assets and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time exceed 5% of the Fund's total assets.

       m. Purchase puts, calls, straddles spreads, or any combination thereof if by reason thereof, the value of its aggregate investment in such classes of securities (other than protective puts) will exceed 5% of its net assets.

Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

Except as to the 300% asset coverage required by fundamental restriction number 2, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

In order to permit the sale of shares of the Funds in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy.

                  CALCULATION OF THE FUNDS' RETURNS

TOTAL RETURN

The average annual total return on Shares of each class of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in Shares of that class of the Fund made at the net asset value of such shares at the beginning of the period, and then calculating the annual compounded rate of return that would produce that amount. Total return for a period of one year is equal to the actual return of shares of that class of the Fund during that period. The following formula describes the calculation:

                                           n
                               ERV = P(1+T)

Where:

   P        =  a hypothetical initial investment of $1,000
   T        =  average annual total return
   n        =  number of years
   ERV      =  ending redeemable value of a hypothetical $1,000 investment made at the beginning of the indicated period.

This calculation assumes that (i) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and (ii) all recurring fees are included for applicable periods.

Each Fund may illustrate in advertisements and sales literature the average annual total return and cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000.
 Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicate periods and will include all recurring fees.

YIELD

The 30-day yield quotation as to a class of shares of the Seneca Bond Fund may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that class on the last day of the period, according to the following formula:

                                        6
                              [(a-b + 1) -1]
                     YIELD = 2  ---
                                cd

Where:

        a = dividends and interest earned during the period.
        b = net expenses accrued for the period.

        c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share of the class (net asset value per share) on the last day of the period.

Return for a Fund is not fixed or guaranteed and will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to each class of each Fund. The return of a class may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

OTHER QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of a Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors mutual fund performance; the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of consisting of a mixture of government and corporate bonds rated within "investment grade" categories by S&P or Moody's; the Morgan Stanley Europe, Australia, Far East Index ("EAFE"), an unmanaged index of international stock markets, the S&P 400, an unmanaged index of common stocks; the S&P 500, an unmanaged index of common stocks; the Russell 2000, an unmanaged index of common stocks; the Russell 3000 Index (the "Russell 3000"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the NYSE.

The S&P 500 Index is an unmanaged index of 500 common stocks traded on the NYSE, American Stock Exchange and the Nasdaq National Market. The S&P 500 represents approximately 70% of the total domestic U.S. equity market capitalization. The S&P Mid-Cap 400 Index is an unmanaged index of common stocks of 400 companies with mid-size market capitalizations--$300 million to $5 billion. The S&P 500 and the S&P Mid-Cap 400 Indices are market value-weighted indices (shares outstanding times stock price) in which each company's influence on the respective index is directly proportional to its market value. The companies in the S&P 500 and the S&P Mid-Cap 400 Indices are selected from four major industry sectors: industrials, utilities, financials and transportation. The 500 companies chosen for the S&P 500 Index are not the 500 largest companies in terms of market value. Rather, the companies chosen by S&P for inclusion in the S&P 500 tend to be leaders in important industries within the U.S. economy. The Russell 2000 is an unmanaged index of 2000 common stocks of small capitalization companies.
The Russell 2000 is composed of the 2000 smallest companies with respect to capitalization in the Russell 3000 and represents approximately 70% of the Russell 3000 total market capitalization. The Russell 3000 is an unmanaged index of 3000 common stocks of large United States companies with market capitalizations ranging from approximately $60 million to $80 billion. The Russell 3000 represents approximately 98% of the United States equity market.

In addition, the performance of the classes of a Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, E.G., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, the New York Times, Smart Money, USA Today U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if a Fund is listed in an such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's

Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.

In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Funds.

The Trust may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of a Fund since the Fund's inception.

In presenting investment results, the Trust may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest; (b) his need to analyze the objectives of various investments to determine where and when to invest; and (c) his need to analyze his time frame for future capital needs to determine how to invest. The investor controls these three factors, all of which affect the use of investments in building assets. The Investment Manager's agreement to limit each Fund's operating expenses will increase investment performance.

                  ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT MANAGER

The Funds' investment management agreement with the Investment Manager (the "Management Agreement") will be initially approved by the Trustees, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the 1940
Act) of any party thereto (the "Independent Trustees"), prior to the first sales of any Fund's shares to the public and will be approved by the sole initial shareholder immediately prior to any Fund's commencement of operations.

Pursuant to the Management Agreement, the Investment Manager supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical and advisory services. In managing the assets of the Funds, the Investment Manager furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Investment Manager determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Investment Manager places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Brokerage").

For its investment advisory services under the Management Agreement, the Investment Manager receives a fee, payable monthly, from the Seneca Growth Fund equal to 0.70% per annum of the Fund's average daily net assets, from the Seneca Mid-Cap Growth Fund, equal to 0.80% PER ANNUM of the Fund's average daily net assets, from the Seneca Bond Fund equal to 0.50% PER ANNUM of such Fund's average daily net assets, and from the Seneca Real Estate Securities Fund equal to 0.85% per annum of such Fund's average daily net assets.

The Investment Manager has voluntarily agreed temporarily the Seneca Growth Fund's operating expenses (excluding class-specific expenses, litigation, indemnification and other extraordinary expenses to waive some or all of its Management fee and to assume other operating expenses i such amounts as may be necessary to prevent the overall expenses of each class of shares of each Fund from exceeding the amounts set forth in the "Annual Fund Expenses" table in the Prospectus for such class. The Investment Manager will continue such waivers and assumption of expenses until the earlier of September 30, 1996 or, as to each Fund, the time at which such Fund's net assets first exceed $50 million. The Investment Manager may discontinue or modify such limitation in the future at its discretion. Each Fund will reimburse the Investment Manager for fees foregone or other expenses paid by the Investment Manager pursuant to this expense limitation in later years in which operating expenses for the Fund are less than the expense limitations set forth above for any such year. No interest, carrying or finance charge will be paid a Fund as to the amounts representing fees foregone or other expenses paid. In addition, no Fund will pay any unreimbursed amounts to the Investment Manager upon termination of its Advisory Agreement.

The management fees are accrued daily and will be prorated with respect to any Fund if the Investment Manager shall not have acted as that Fund's investment adviser during any entire monthly period. The Management Agreement provides that if the operating expenses of a Fund in any year, excluding taxes, brokerage commissions, interest, dividends paid on securities sold short and extraordinary legal fees and expenses, exceed the expense limits set by state securities law administrators in states in which that Fund's shares are sold, the amount payable to the Investment Manager, will be reduced (but not below zero) by the amount of such excess. The most restrictive state securities law expense limit presently in effect requires such reduction if expenses exceed 2.5% of the first $30 million, 2.0% of the next $70 million and 1.5% of the remainder of the average daily net assets of a Fund during such year.

Under the Advisory Agreement the Trust, on behalf of each Fund, agrees (i) not to hold the Manager or any of its officers or employees liable for, and
(ii) to indemnify or insure the Manager and its officers and employees ("Indemnified Parties") against, any costs and liabilities the Indemnified Parties may incur as a result of any claim against the Indemnified Parties in the good faith exercise of their powers under the Management Agreement or arising out of an act or omission of the Trust's custodian of assets, or of any broker or agent selected by the Manager in a commercially reasonable manner, excepting matters as to which the Idemnified Parties shall be finally adjudged to have been guilty of willful misfeasance, bad faith, gross negligence, reckless disregard of duty or breach of fiduciary duty (all as used in the 1940 Act).

The Management Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Independent Trustees of the Trust. Unless terminated as provided below, the Management Agreement continues in full force and effect for two years after its date of execution, and for successive periods of one year thereafter, but only as long as each such continuance after the end of the initial two year period is a proved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the out standing shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party upon 60 days' written notice and automatically till terminate in the event of its assignment.

Officers and Trustees of the Trust who are also principals in and employees of GMG/Seneca may receive indirect compensation by reason of investment advisory fees paid by the Trust to GMG/Seneca, in its capacity as the Investment Manager.

GMG/Seneca consists of two general partners, Gail P. Seneca and Genesis Merchant Group, L.P. ("GMGLP") and certain limited partners. GMG/Seneca has approximately 35 full-time employees and, together with GMGLP, acts as investment adviser or manager for approximately $3 billion of institutional and private investment accounts. GMGLP consists of three general partners, Gail P. Seneca, Philip C. Stapleton, and William K.

Weinstein, and certain limited partners. The three general partners are the only persons who control GMGLP and GMG/Seneca.

In the management of the Trust and their other accounts, GMG/Seneca and its affiliates allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated in proportion to net assets. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. However, it is the judgment of the Trustees that the desirability of continuing the Trust's advisory arrangements with the Investment Manager outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Investment Manager and the Trust, on behalf of each Fund, have adopted extensive restrictions on personal securities trading by personnel of the Investment Manager and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities.

In the event neither the Investment Manager nor any of its affiliates acts as investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Seneca" or otherwise suggest an affiliation with the Investment Manager.

ADMINISTRATOR

State Street Bank and Trust Company, in its capacity as Administrator of each Fund, performs administrative services for each Fund under an administration agreement (the "Administration Agreement"). More specifically, these obligations include for each Fund, subject to the general supervision of the Trustees, (a) overseeing the determination and publication of the Fund's net asset value, (b) overseeing the maintenance by the Custodian of certain books and records of the Fund as required by Rule 31a-1(b) under the 1940 Act, (c) preparing the Fund's tax returns,
(d) preparing financial information for the Fund's semiannual and annual reports, proxy statements, and other communications to shareholders,
(d) preparing the Fund's periodic financial reports on Form N-SAR and financial information required for the Fund's filings with the SEC, (e) providing periodic testing of the Fund's portfolio to assist in compliance with the requirements of the Code for qualification as a registered investment company and with the 1940 Act and prospectus limitations on investments,
(f) filing annual and semiannual reports with appropriate regulatory agencies,
(g) maintaining organizational documents and minutes, (h) developing and assisting in the development of guidelines and procedures to improve overall compliance by the Fund and its agents, (i) prepare and file with the SEC amendments to the Fund's registration statement, (j) prepare and file with the SEC proxy statements and consult on proxy solicitation matters,
(k) assist in the preparation for meetings of the Trustees, (l) prepare and file with the SEC Rule 24f-2 notices, and (m) prepare and file state registrations of the Fund's securities.

For its services under the Administration Agreement, the Administrator is
entitled to receive a fee, of           .  These fees may be changed
by the Trustees without shareholder approval.

Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of its employees rendering legal services to the Funds);
(vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Funds; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund;
(x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds; (xi) a portion of the fees and expenses of Trustees of the Trust who are not affiliated with the Investment Manager; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities;
(xiii) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and
(xvi) distribution fees and service fees applicable to Investment Manager
Class shares and service fees applicable to Institutional Shares.

The Funds' Management and Administration Agreements each provide that GMG/Seneca and the Administrator may render similar services to others so long as the services provided thereunder are not impaired thereby.

PRINCIPAL UNDERWRITER

Genesis Merchant Group Securities, L.P. ("GMG Securities") will serve as the principal underwriter in connection with the continuous offering of the shares of the Trust pursuant to a Distribution and Services Agreement, to be dated as of the effective date of the Trust's registration statement. The Trustees, including the non-interested Trustees, will approve the Distribution and Services Agreement before the Funds begin selling shares to the public. The Distribution and Services Agreement will continue in effect from year to year, if annually approved by the Trustees, including the non-interested Trustees. It provides that GMG Securities will bear certain distribution expenses not borne by the Funds. Seneca Distributors, Inc. has also entered into the Distribution and Services Agreement with the Trust and, pursuant to that agreement, upon its registration as a broker-dealer under the Securities Exchange Act of 1934 and all applicable state securities laws, and becoming a member of the National Association of Securities Dealers, Inc., Seneca Distributors will become a principal underwriter and distributor of the Funds' shares. Until Seneca Distributors becomes so registered, GMG Securities will be the sole functioning Distributor. It is expected that thereafter GMG Securities will terminate its agreement with the Trust and Seneca Distributors will become the sole Distributor.

The Distributors will bear all expenses they incur in providing services under the Distribution and Services Agreement. Such expense include compensation to their employees and representatives and to any financial intermediaries ("service agents") for distribution related services. The Distributors also pay certain expenses in connection with the distribution of the Funds' shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Distributors will receive compensation under a Distribution and Services Plan for providing such services with respect to Administrative Shares.
Each Fund bears the cost of registering its shares under federal, state and foreign securities law.

Seneca Distributors is a wholly-owned subsidiary of GMG/Seneca. GMG Securities is a limited partnership of which a corporation of which GMGLP is the sole limited partner.

DISTRIBUTION AND SERVICE PLAN

The Trust has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 with respect to the Administrative Shares of each Fund under which each Fund will pay the Distributors, an aggregate fee calculated at an annual rate of 0.25% of the average daily net assets of the Administrative Shares of such Fund. Services to be performed by the Distributors include
(i) the sale of Administrative Shares, as set forth in the Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of holders of Administrative Shares of such Fund, and (iii) subtransfer agency, subaccounting and other recordkeeping, and administrative services related to the sale of Administrative Shares of such Fund. Payments under the Plan are intended, in part, to reimburse the Distributors for (i) their direct expenses in providing the services described above, including reimbursement of third parties with whom the Distributors may contract to assist with the provision of those services, (ii) payments made to consultants and others for providing any services connected with the Distributors' services,
(iii) costs of developing, producing, and implementing marketing and promotional materials and activities relating to the sale of Administrative Shares, including direct mail promotions, mass media advertising, and related travel and entertainment expenses, (iv) costs of printing and distributing prospectuses, statements of additional information, and reports to prospective purchasers of Administrative Shares, and (v) costs involved in obtaining information, analyses, and reports as to marketing and promotional activities that the Fund may, from time to time deem appropriate.

Under the terms of the Plan, the Distributor will provide to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Plan as to each Fund and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plan, they will consider the continued appropriateness and the level of compensation that the Plan provide for each Trust.

                             TRUSTEES AND OFFICERS

The Trustees have responsibility for management of the business of the Trust. The executive officers of the Trust are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers.


NAME AND TITLE                  ADDRESS            AGE     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------                  -------            ---   ------------------------------------------------
Philip C. Stapleton,       909 Montgomery Street    48   Managing Partner Genesis Merchant Group, L.P.;
President, Secretary,      San Francisco, CA 94133       Chief Administrative Officer, GMG/Seneca;
Treasurer, and Sole                                      Chief Financial Officer,  Genesis Merchant Group
Trustee                                                  Securities, L.P.

----------------
*  "Interested Persons" within the meaning of the 1940 Act.
** Each of the non-interested Trustees is a trustee of each of the other
   Seneca Funds and a Member of the Trust's Audit Committee and Special
   Nominating Committee.

COMPENSATION OF TRUSTEES AND OFFICERS

The Funds pay no compensation to Trustees affiliated with the Investment Manager or its officers. None of the Trustees or officers have engaged in any financial transactions with any Fund or the Investment Manager.

The following table estimates the amount of compensation to be paid to the Trust's Trustees for the fiscal year ending December 31, 1996. In addition, each Trustee is reimbursed for out-of-pocket expenses associated with attending Trustee meetings.

Aggregate         Aggregate        Aggregate      Aggregate          Pension or           Total
Compensation      Compensation     Compensation   Compensation       Retirement           Compensation
from Seneca       from Seneca      from Seneca    from Seneca        Benefits Accrued     from Trust and
Growth Fund*      Mid-Cap Growth   Bond Fund*     Real Estate        as Part of Trust's   other Funds in
                  Fund*                           Securities Fund*   Expenses             Complex**


















------------
*  Estimated.  The Trust is newly organized and has not paid any Trustee's fees.

CERTAIN SHAREHOLDERS

Immediately before the commencement of a Fund's operations, it is expected that GMG/Seneca will own 100% of the outstanding shares of that Fund. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting or investing power) less than 1% of the outstanding shares of each Fund.

                           NET ASSET VALUE

(See "Share Price" in the Prospectus)

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of regular trading on the NYSE (normally 4:00 P.M. New York City time) on each Business

Day (as defined in the Prospectus) in which there is a sufficient degree of trading in that Fund's portfolio securities that the current net asset value of that Fund's shares might be materially affected. A Fund may not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day
(December 25).

The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for Institutional Shares that have been received by the Trust or the Transfer Agent before the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

In determining the net asset value, unlisted securities for which market quotations are available are valued at the last reported sales price or, if no sales reported or such pricing is not provided, the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon that are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Quotations of foreign securities in foreign currency will be converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, when the Trustees determines that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.


                   DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes.

A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes annually its taxable and, if any, tax-exempt net investment income and net realized capital gains in accordance with the timing requirements of the Code. Each Fund intends to elect and to qualify to be treated as a regulated investment company and intends to continue to so qualify for each taxable year.

Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund derive less than 30% of its annual gross income from gains (without deduction for losses) from the sale or other disposition of any of the following held (for tax purposes) for less than three months: (i) stock or securities; (ii) options, futures or forward contracts (not on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities and related options or futures; (c) the Fund distribute at least annually to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to be treated as a regulated investment company but such amount is taxed to the Fund if it is not distributed); and (d) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund has distribution policies that should generally enable it to avoid liability for this tax.

Net investment income for each Fund is the Fund's investment income less its expenses. Dividends from taxable net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund will be treated under the Code as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions from a Fund's current or accumulated earnings and profits, as computed for Federal income tax purposes, will be treated as described above whether taken in shares or in cash. Certain distributions received in January may be treated as if paid by a Fund and received by a shareholder on December 31 of the prior year.

Dividends, including capital gain dividends, paid by a Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they may be characterized as ordinary income or capital gain as describe above.

Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

All futures contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

Because options and futures activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may have to limit their options and futures transactions in order to comply with the 30% limitation described above.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

These special tax rules applicable to options and futures transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

A Fund's investment in zero coupon securities or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market rules described above may also require a Fund to recognize gains without a concurrent receipt of cash. In such case, a Fund will not be able to purchase additional income producing securities with the cash generated by the sale of such securities but will be required to use such cash to make such required distributions, and its current portfolio income may ultimately be reduced accordingly. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The Funds may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of applicable tax treaties. However, the Funds will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by the Funds that are not thus reduced or eliminated. Certain foreign exchange gains and losses realized by the Funds with respect to such securities or related currency transactions will generally be treated as ordinary income and losses. Certain uses of foreign currency and investments by the Funds in certain "passive foreign investment companies" may be limited in order to avoid adverse tax consequences for the Funds (or an election, if available, may be made with respect to such investments).

Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

Redemptions, including exchanges, of shares may give rise to realized gains or losses, recognizable for tax purposes except for investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

The Trust is organized as a Delaware business trust, and neither the Trust nor the Funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each Fund so qualifies and distributes all of its income and capital gains, it will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

The foregoing discussion of U.S. federal income tax law does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                             PORTFOLIO BROKERAGE

(See "Portfolio Brokerage" in the Prospectus.)

It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Trust employ GMG Securities as a broker. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.

In selecting brokers to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to GMG/Seneca and its affiliates in the performance their decision-making responsibilities.

Each year, the Investment Manager will consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services the provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by GMG/Seneca (and its subsidiaries) in servicing all its accounts and not all such information may be used by GMG/Seneca, in its capacity as the Investment Manager, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.

GMG Securities will act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Trust set forth above and certain procedures adopted by the Trustees. Commissions paid to GMG Securities must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction will not be placed with GMG Securities if a Fund would have to pay a commission rate less favorable than GMG Securities contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for any customers of GMG Securities determined by a majority of the Independent Trustees not to be comparable to the Funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Independent Trustees, exceptions may be made. Since GMG/Seneca has, as investment adviser to the Funds, the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by GMG Securities as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The commission rate on all exchange orders is subject to negotiation.
Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount that can be paid by the Trust to an affiliated person, such as GMG Securities, acting as broker in connection with transactions effected on a securities exchange. The Trustees, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure a broker's commission that is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time . . . ."
Rule 17e-1 also requires the Trustees, including a majority of the Independent Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Trustees of the Trust, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.

Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as GMG Securities) may not effect transactions on such exchange for the account of an investment company (such as the Trust) of which the member firm or its affiliate (such as the Investment Manager) is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. GMG Securities transactions on behalf of the Funds will be effected in compliance with these conditions.

GMG Securities will furnish to the Trust at least quarterly a statement setting forth the total amount of all compensation retained by GMG Securities or any associated person of GMG Securities in connection with effecting transactions for the account of the Trust, and the Trustees of the Trust review and approve all the Trust's portfolio transactions and the compensation received by GMG Securities in connection therewith.

GMG Securities will not knowingly participate in commissions aid by the Trust to other brokers or dealers and will not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event GMG Securities at any time learns that it has knowingly received reciprocal business, it will so inform the Trustees.

To the extent that GMG Securities receives brokerage commissions on Trust portfolio transactions, officers and Trustees of the Trust who are also principals in GMG Securities may receive indirect compensation from the Trust through their participation in such brokerage commissions.

The Trust has adopted certain procedures, pursuant to Rule 10f-3 under the 1940 Act, that must be followed any time a Fund purchases or otherwise acquires, during the existence of an underwriting syndicate, a security of which GMG Securities is an underwriter or member of the underwriting syndicate. The Trustees will determine, on at least a quarterly basis, that any such purchases made during the preceding quarter were effected in compliance with such procedures.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Investment Manager. Investment decisions for a Fund and for the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the Investment Manager, including accounts (such as investment limited partnerships) in which the Investment Manager or affiliated or associated persons of the Investment Manager are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

On occasion, situations may arise in which legal and regulatory considerations will preclude trading for the Funds' accounts by reason of activities of GMG Securities or its affiliates. The Trustees believe the Funds will not be materially disadvantaged by any such preclusion and that the desirability of continuing its advisory arrangements with the Investment Manager and the Investment Manager's affiliation with GMG Securities and other affiliates of GMG Securities outweigh any disadvantages that may result from such preclusion. The U.S. Government and debt securities in which the Funds invest are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over- the-counter transactions, the Trust, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust, including GMG Securities, may not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. On occasion, certain market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                              PORTFOLIO TURNOVER

See "Investment Practices and Risk Considerations--Portfolio Turnover" in the Prospectuses.

The annual portfolio turnover rate of a Fund will be calculated by dividing the lesser of the purchase or sales of a Fund's portfolio securities for the year by the monthly average of the value of the portfolio securities owned by that Fund during the year. The monthly average will be calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. In determining portfolio turnover, securities (including options) that have maturities at the time of acquisition of one year or less ("short-term securities"), will be excluded. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs that the Trust must pay and the possibility of more short-term gains that may increase the difficulty of qualifying as a regulated investment company.

To the extent their portfolios are traded for short-term market considerations and turnover exceeds 100%, the Funds' annual turnover rate could be higher than most mutual funds. None of the Funds will engage in short- term trading to an extent that would disqualify them as regulated investment companies under Subchapter M of the Code.

                                 ORGANIZATION

(See "Management" and "General Information" in the Prospectuses.)

As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated December 13, 1995 (the "Declaration of Trust"). A copy of the Trust's Certificate of Trust, also dated December 13, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect;

and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

Pursuant to the Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing four Funds. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish another series of shares in the Trust.

Pursuant to the Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares for each series, designated Institutional Shares and Administrative Shares. See " General Information" in the Prospectuses for a detailed description of the respective rights of the two classes of shares. The Trustees do not have any plan to establish additional classes of shares for any Fund.

Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Trustees do not have any plan to authorize any Fund to so invest its assets.

"Seneca Funds" is the designation of the Trust for the time being under the Declaration of Trust, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that

Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since the Funds use combined prospectuses, however, it is possible that one Fund might become liable for a misstatement or omission in its prospectus regarding the other Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectuses.

                                  CUSTODIAN

The Custodian for the Trust is Investors Fiduciary Trust Company at 127 West 10th Street, Kansas City, Missouri, 64105. In this capacity, the Custodian performs all accounting services, holds the assets of the Trust and is responsible for calculating the net asset value per share.

                                TRANSFER AGENT

Investors Fiduciary Trust Company acts as transfer agent for the Trust and, in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.

                             INDEPENDENT AUDITORS

Deloitte & Touche LLP, 50 Fremont Street, Suite 3100, San Francisco, California, 94105, are the independent auditors for the Trust. Professional services performed by Deloitte & Touche LLP include audits of the financial statements of the Trust, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at the meetings of the Audit Committee and Board of Trustees. The independent auditors also perform other professional services for the Trust including preparation of income tax returns of the Funds.

                                   APPENDIX

Description of Bond Ratings Moody's Investors Service, Inc.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue that is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

     Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

     The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                   GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                    PART C

                              OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

     (a)       Financial Statements:

          Part B - Seneca Funds Financial Statements:

          Statement of Assets and Liabilities dated January __, 1996.*

     (b)       Exhibits:

          1.   (a)   Agreement and Declaration of Trust.

          1.   (b)   Certificate of Trust.

          2.   By-Laws.

          3.   None.

          4.   None.

          5.   (a)   Form of Investment Management Agreement between the
                     Registrant, on behalf of Seneca Growth Fund, Seneca Mid-Cap
                     Growth Fund, Seneca Bond Fund, and Seneca Real Estate
                     Securities Fund, on the one hand, and GMG/Seneca Capital
                     Management, L.P. ("GMG/Seneca") on the other.

          5.   (b)   Form of Administration Agreement between the Registrant, on behalf of Seneca Growth Fund, Seneca Mid-Cap Growth Fund,
                     Seneca Bond Fund, and Seneca Real Estate Securities Fund, on the one hand, and State Street Bank and Trust Company
                     ("State Street") on the other.*

          6. Form of Distribution and Services Agreement among the Registrant, Genesis Merchant Group Securities, L.P. ("GMG Securities"), and Seneca Distributors, Inc. ("Seneca Distributors").*

          7.   None.

          8. Form of Custodian Agreement between the Registrant and Investors Fiduciary Trust Company ("IFTC").*

          9.   Form of Transfer Agency Agreement between the Registrant and
               IFTC.*

---------------
 *To be filed by Pre-Effective Amendment.

         10. Opinion and consent of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation.*

         11.   (a)   Report of Deloitte & Touche LLP, Independent Public
                     Accountants.*

         11.   (b)   Consent of Deloitte & Touche LLP, Independent Public
                     Accountants.*

         12.   None.

         13.   Share Purchase Agreement between GMG/Seneca and Registrant.*

         14.   None.

         15.   Form of 12b-1 Distribution and Administrative Services Plan.*

         16.   None.

         17.   None.

         18.   Form of Multiple Class Plan pursuant to Rule 18f-3.*

Item 25. Persons Controlled By or Under Common Control With Registrant.

     As of the date of the Prospectus, GMG/Seneca will be a control person of the Registrant because it will own all of the shares of the Registrant.

Item 26. Number of Holders of Securities.

     Immediately prior to the effective date of the Registration Statement, it is expected that there will be one record holder of the Registrant's shares of beneficial interest: GMG/Seneca.

[...continued]
 *To be filed by Pre-Effective Amendment.

       Title of Class                        Number of
                                        Record Holders as
                                       of December 16, 1995
Seneca Growth Fund
  Institutional Class                                       0
  Administrative Class                                      0

Seneca Mid-Cap Growth Fund
  Institutional Class                                       0
  Administrative Class                                      0

Seneca Bond Fund
  Institutional Class                                       0
  Administrative Class                                      0

Seneca Real Estate Securities Fund
  Institutional Class                                       0
  Administrative Class                                      0

Item 27. Indemnification

     Except for the Agreement and Declaration of Trust dated December 15, 1995, establishing the Registrant as a Trust under Delaware law and the By-Laws of the Registrant, there is no contract, arrangement or statute under which any trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Agreement and Declaration of Trust and the By-Laws provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers.

     All of the information required by this item is set forth in the Form ADV, as currently amended, of GMG/Seneca (File No. 801-35374), which is incorporated herein by reference.

Item 29. Principal Underwriter.

     (a) Neither GMG Securities nor Seneca Distributors serves as principal underwriter, depositor or investment adviser to any investment company other than the Registrant.

     (b) Directors, Officers and Partners

                                Positions and Offices with        Positions and Offices with
      Name*                        Principal Underwriter                    Registrant
      -----                     --------------------------        --------------------------
                                   Seneca Distributors

Philip C. Stapleton             President, Secretary, Chief       President, Secretary, Treasurer,
                                Financial Officer, and Sole       and Sole Trustee
                                Director

                                     GMG Securities

Philip C. Stapleton             Managing Partner and Chief        President, Secretary, Treasurer,
                                Financial Officer                 and Sole Trustee

William K. Weinstein            Chief Executive Officer and       N/A
                                Chief Operating Officer

GMG Management Inc.             General Partner                   N/A

T.E. James, Inc.                General Partner                   N/A

BSR Corporation                 General Partner                   N/A

Genesis Merchant Group, L.P.    Limited Partner                   N/A

  (c) Not applicable.


Item 30. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder will be maintained (1) at the offices of the Registrant at 909 Montgomery Street, Suite 600, San Francisco, California 94133, (2) at the offices of the Registrant's Administrator, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02171-2197, and (3) at the offices of Registrant's Custodian and Transfer Agent, Investors Fiduciary Trust Company, at 127 West 10th Street, Kansas City, Missouri 64105.

---------------
 *The principal business address of each director, officer and partner of GMG Securities and each director, officer and partner of Seneca Distributors is 909 Montgomery Street, San Francisco, California 94133.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     Registrant undertakes that it will file:

          (a) an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act; and

          (b) a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Registrant's registration statement under the Securities Act of 1933, as amended.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California on the 18th day of December 1995.

                                       SENECA FUNDS


                                       By:/s/PHILIP C. STAPLETON
                                          -------------------------------------
                                                 Philip C. Stapleton
                                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


Signature                  Title                               Date
---------                  -----                               ----
/s/PHILIP C. STAPLETON     Trustee and President               December 18, 1995
-------------------------- (Chief Executive Officer) Secretary
Philip C. Stapleton        and Treasurer (Chief Financial and
                           Accounting Officer)

                              INDEX TO EXHIBITS

Exhibit No.     Description of Exhibit
-----------     ----------------------
1.       (a)    Agreement and Declaration of Trust.

1.       (b)    Certificate of Trust.

2.       By-Laws.

3.       None.

4.       None.

5.       (a)    Form of Investment Management Agreement.

5.       (b)    Form of Administration Agreement.*

6.       Form of Distribution and Services Agreement.*

7.       None.

8.       Form of Custodian Agreement.*

9.       Form of Transfer Agency Agreement.*

10.      Opinion and consent of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation.*

11.      (a)    Report of Deloitte & Touche LLP, Independent Public Accountants.*

11.      (b)    Consent of Deloitte & Touche LLP, Independent Public Accountants.*

12.      None.

13.      Share Purchase Agreement between GMG/Seneca and Registrant.*

14.      None.

15.      Form of 12b-1 Distribution and Administrative Services Plan.*

16.      None.

-------------
 *To be filed by Pre-Effective Amendment.

17.      None.

18.      Form of Multiple Class Plan pursuant to Rule 18f-3.*

                                 EXHIBIT 1(a)
                                 ------------

                     AGREEMENT AND DECLARATION OF TRUST

                                      OF

                                 SENECA FUNDS


     THIS AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Trustee(s) named hereunder for the purpose of forming a Delaware business trust in accordance with the provisions hereinafter set forth,

     NOW, THEREFORE, the Trustee(s) hereby direct that the Certificate of Trust be filed with Office of the Secretary of State of the State of Delaware and do hereby declare that the Trustee(s) will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the benefit of the holders of Shares in the Trust.

II.

                             NAME AND DEFINITIONS

A. . NAME. This Trust shall be known as Seneca Funds and the Trustee(s) shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

B. . DEFINITIONS. Whenever used herein, unless otherwise required by the context or specifically provided:

     1. "By-Laws" shall mean the By-Laws of the Trust as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the "governing instrument" within the meaning of the Delaware Act;

     2. "Certificate of Trust" means the certificate of trust, as amended or restated from time to time, filed by the Trustee(s) in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

     3. "Class" means a class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

     4. "Commission" and "Principal Underwriter" shall have the meanings given them in the 1940 Act;

     5. "Declaration of Trust" means this Agreement and Declaration of Trust, as amended or restated from time to time;

     6. "Delaware Act" means the Delaware Business Trust Act, 12 DEL. C. [Section][Section] 3801 ET SEQ., as amended from time to time;

     7. "Interested Person" shall have the meaning given it in Section 2(a)(19) of the 1940 Act;

     8. "Manager" means a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 7(a) hereof;

     9. "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

     10. "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

     11. "Series" means each Series of Shares established and designated under or in accordance with the provisions of Article III;

     12.  "Shareholder" means a record owner of outstanding Shares;

     13. "Shares" means the Shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

     14. "Trust" means the Delaware business trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

     15. "Trust Property" means any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust; and

     16. "Trustees" means the person or persons who have signed this Declaration of Trust and all other Persons who may from time to time be duly elected or appointed to serve as Trustees in accor- dance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in his or her or their capacity as trustees hereunder.


III.

                               PURPOSE OF TRUST

     The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

IV.

                                    SHARES

A. . DIVISION OF BENEFICIAL INTEREST. The beneficial interest in the Trust may be divided into one or more Series. Each Series may be divided into one or more Classes. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof, (i) to divide the beneficial interest in the Trust or in each Series or Class thereof into Shares, with or without par value as the Trustees shall determine, (ii) to issue Shares without limitation as to number (including fractional Shares), to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class thereof and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of any Series or Class thereof into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to that Series or Class thereof, (v) to classify or reclassify any issued Shares of any Series or Class thereof into Shares of one or more Series or Classes thereof and (vi) to take such other action with respect to the Shares as the Trustees may deem desirable.

     Subject to the distinctions permitted among Classes of the same Series as established by the Trustees consistent with the requirements of the 1940 Act, each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series, and each holder of Shares of a Series shall be entitled to receive such holder's pro rata Share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Shares of any Series or Class thereof, the applicable Shareholder shall be paid solely out of the funds and property of such Series or Class thereof of the Trust.

     All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires.

     All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

B. . OWNERSHIP OF SHARES. The Ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (or Class). No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series (or Class) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series (or Class) and as to the number of Shares of each Series (or Class) held from time to time by each Shareholder.

C. . TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of the execution and authorization thereof as may be required by the Trustees and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

D. . INVESTMENTS IN THE TRUST. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize.

E. . STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholders, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

F. . ESTABLISHMENT AND DESIGNATION OF SERIES. Without obtaining any authorization or vote of the Shareholders of any Series or Class thereof (except as otherwise required by the 1940 Act), the establishment and designation of any Series (or Class) of Shares shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or Class), whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

     Shares of each Series (or Class) established pursuant to this Article III, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

     1. ASSETS HELD WITH RESPECT TO A PARTICULAR SERIES (OR CLASS). All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series (or Class) for all purposes, subject only to the rights of creditors of such Series (or Class thereof to the extent provided below), and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series (or Class thereof). In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (and the Classes thereof) (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series (and the Classes thereof) shall be assets held with respect to that Series and such Classes. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. Separate and distinct records shall be maintained for each Series (and the Classes thereof) and the assets held with respect to each Series (and the Classes thereof) shall be held and accounted for separately from the assets held with respect to all other Series (and the Classes thereof) and the General Assets of the Trust not allocated to such Series or Classes.

     2. LIABILITIES HELD WITH RESPECT TO A PARTICULAR SERIES. The assets of the Trust held with respect to each particular Series (or Class thereof) shall be charged with the liabilities of the Trust held with respect to that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class. Any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular Series (and the Classes thereof) shall be allocated and charged by the Trustees to and among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series (and the Classes thereof) are herein referred to as "liabilities held with respect to" that Series (or Class thereof). Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series and Classes for all purposes. All liabilities held with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series. Notice of this limitation on the liability of each Series shall be set forth in the Certificate of Trust or in an amendment thereto prior to the issuance of any Shares of a Series. To the extent that the Trustees, pursuant to Section 2 of Article VII hereof, include an inter-Class limitation on liability in any note, bond, contract, instrument, certificate or undertaking made with respect to any Class, the parties to such note, bond, contract, instrument, certificate or undertaking shall look only to the assets of such Class in satisfaction of the liabilities arising thereunder and not to the assets of any other Class of the applicable Series.

     3. DIVIDENDS, DISTRIBUTIONS, REDEMPTIONS, AND REPURCHASES. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution, including, without limitation, any distribution paid upon termination of the Trust or of any Series (or Class) thereof with respect to, nor any redemption or repurchase of, the Shares of any Series (or Class thereof) shall be effected by the Trust other than from the assets held with respect to such Series (or Class thereof), nor shall any Shareholder of any particular Series (or Class thereof) otherwise have any right or claim against the assets held with respect to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

     4. EQUALITY. All the Shares of each particular Series (or Class thereof) shall represent an equal proportionate interest in the assets held with respect to that Series (or Class thereof), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the liabilities held with respect to that Series and such rights and preferences as may have been established and designated with respect to Classes of Shares within such Series).

     5. FRACTIONS. Any fractional Share of a Series (or Class thereof) shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

     6. EXCHANGE PRIVILEGE. The Trustees shall have the authority to provide that the holders of Shares of any Series (or Class thereof) shall have the right to exchange said Shares for Shares of one or more other Series (or Classes) of Shares in accordance with such requirements and procedures as may be established by the Trustees.

     7. COMBINATION OF SERIES. The Trustees shall have the authority, without the approval of the Shareholders of any Series (or Class thereof), unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series (or Classes) into assets and liabilities held with respect to a single Series or Class.

     8. ELIMINATION OF SERIES. At any time that there are no Shares outstanding of any particular Series (or Class) previously established and designated, the Trustees may by resolution of a majority of the Trustees abolish that Series (or Class) and rescind the establishment and designation thereof and may thereafter establish a new Series (or Class) with such designation and otherwise as herein provided.

G. . INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series (or Class thereof) of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose.

V.

                                   TRUSTEES

A. . NUMBER, ELECTION AND TENURE. The number of Trustees shall initially be one, who shall be Philip C. Stapleton. Hereafter, the number of Trustees shall be one or such other number as shall, from time to time, be determined by the Trustees pursuant to Section 3 of this Article IV. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust.

B. . EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Trustees. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust's Manager(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.

C. . POWERS. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; enlarge or reduce their number; remove any Trustee with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective, and fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a Shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; set record dates for the determination of Shareholders with respect to various matters; declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or Shareholder servicing agent, or Principal Underwriter. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or in the By-Laws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware.

     Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

     1. To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, purchase or write options on, lend, enter into contracts for the future acquisition or delivery of, or otherwise deal in or dispose of, securities, indices, currencies, commodities or other property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, the U.S. Government or any foreign government or any political subdivision of the U.S. Government or any foreign government, or any domestic or international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities; to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

     2. To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series or Class thereof;

     3. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

     4. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

     5. To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

     6. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security or property which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or property held in the Trust;

     7. To join with other security or property holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or property with, or transfer any security or property to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or property (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

     8. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

     9. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

     10. To borrow funds or other property in the name of the Trust exclusively for Trust purposes and in connection therewith issue notes or other evidences of indebtedness; and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

     11. To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

     12. To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being in or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

     13. To adopt, establish and carry out pension, profit-sharing, Share bonus, Share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

     14. To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

     15.  To enter into contracts of any kind and description;

     16. To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Declaration or Trust or in the By-Laws;

     17. To interpret the investment policies, practices or limitations of any Series or Class; and

     18. Subject to the 1940 Act, to engage in any other lawful act or activity in which a business trust organized under the Delaware Act may engage.

     The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series or Classes thereof. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

D. . PAYMENT OF EXPENSES BY THE TRUST. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Article III, Section 6 hereof.

E. . PAYMENT OF EXPENSES BY SHAREHOLDERS. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, Shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

F. . OWNERSHIP OF ASSETS OF THE TRUST. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

G.   .  SERVICE CONTRACTS.

     1. Subject to such requirements and restrictions as may be set forth under federal and/or state law and in the By-Laws, including, without limitation, the requirements of Section 15 of the 1940 Act, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series (or Class thereof) with any corporation, trust, association or other organization; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Manager or administrator to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators and to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

     2. The Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the By-Laws, including, without limitation, the requirements of Section 15 of the 1940 Act; and any such contract may contain such other terms as the Trustees may determine.

     3. The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent and/or Shareholder servicing agent for the Trust or one or more of its Series (or Classes). Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the By-Laws or stipulated by resolution of the Trustees.

     4. Subject to applicable law, the Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services to the Trust or one or more of the Series (or Classes thereof), as the Trustees determine to be in the best interests of the Trust and the applicable Series (or Class).

5.   The fact that:

               a. any of the Shareholders, Trustees, or officers of the Trust is a Shareholder, director, officer, partner, trustee, employee, Manager, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization, with which an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

               b. any corporation, trust, association or other organization with which an advisory, management or administration contract or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other type of service contract may have been or may hereafter be made also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

H. . Trustees and Officers as Shareholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the By-Laws relating to the sale and redemption of such Shares.


VI.

                   SHAREHOLDERS' VOTING POWERS AND MEETINGS

A. . VOTING POWERS, MEETINGS, NOTICE AND RECORD DATES. The Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent and as provided in Article IV, Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each Shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each Share owned by such Shareholder (number of Shares owned times net asset value per Share) on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of the Shareholders, all Shares of the Trust then entitled to vote shall be voted in aggregate, except (i) when required by the 1940 Act, Shares shall be voted by individual Series or Class; and (ii) when the matter involves the termination of a Series or Class or any other action that the Trustees have determined will affect only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy may be given in writing. The By-Laws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else contained herein or in the By-Laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy at a meeting. Until

Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders. Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-Laws.

B. . QUORUM AND REQUIRED VOTE. Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series (or Classes) is to vote as a single class separate from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series (or Class). Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.

C. . RECORD DATES. For the purpose of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution.
Without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution. Nothing in this section shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes).

D. . ADDITIONAL PROVISIONS. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.


VII.

                NET ASSET VALUE, DISTRIBUTIONS AND REDEMPTIONS

A. . DETERMINATION OF NET ASSET VALUE, NET INCOME, AND DISTRIBUTIONS. Subject to applicable law and Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted vote of the Trustees such bases and time for determining the net asset value of the Shares of any Series or Class or net income attributable to the Shares of any Series or Class, or the declara- tion and payment of dividends and distributions on the Shares of any Series or Class, as they may deem necessary or desirable.

B.   .  REDEMPTIONS AND REPURCHASES.

     1. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize;
and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or on their behalf), in accordance with any applicable provisions of the By-Laws and applicable law. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or Class or to determine fairly the value of the net assets held with respect to such Series or Class or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.
In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension.

     2. The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series or Class for which the Shares are being redeemed. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

     3. If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), then the Trustees shall have the power (but not the obligation) by such means as they deem equitable
(i) to call for the redemption by any such Person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares to any Person whose acquisition of the Shares in question would result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

     4. The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.

     5. Subject to the requirements of the 1940 Act, the Board of Trustees may cause the Trust to redeem, at the price and in the manner provided in this Article VI, Shares of any Series or Class held by any Person (i) if such Person is no longer qualified to hold such Shares in accordance with such qualifications as may be established by the Trustees or (ii) if the net asset value of such Shares is below the minimum investment amount determined by the Trustees.

VIII.

                        COMPENSATION AND LIMITATION OF
                             LIABILITY OF TRUSTEES

A. . COMPENSATION. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

B. . INDEMNIFICATION AND LIMITATION OF LIABILITY. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a Shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws.

     All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included an inter-Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

     Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a statutory limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate including, without limitation, a requirement, in any note, bond, contract, instrument, certificate or undertaking made with respect to one or more Classes of any Series that the parties thereto look only to the assets of such Class or Classes in satisfaction of the liabilities arising thereunder. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

C. . TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

D. . INSURANCE. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.


IX.

                                MISCELLANEOUS

A. . LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

B.   .  TERMINATION OF TRUST OR SERIES.

     1. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series of Shares or Class thereof may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

     2. Upon the requisite Shareholder vote or action by the Trustees to terminate the Trust or any one or more Series of Shares or any Class thereof, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or any Class thereof as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the several Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

     3. Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

C.   .  REORGANIZATION.

     1. Notwithstanding anything else herein, the Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, in order to change the form or jurisdiction of organization of the Trust or for any other purpose (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation), (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (iii) cause the Trust to reorganize under the laws of any state or other political subdivision of the United States, or (y) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation) if such action is determined by the Trustees to be in the best interests of the Trust. Any agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     2. Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 may effect any amendment to the governing instrument of the Trust or effect the adoption of a new trust instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

     3. The Trustees may create one or more business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

D. . AMENDMENTS. Except as specifically provided in this section, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote (i) on any amendment that would affect their right to vote granted in
Article V, Section 1 hereof, (ii) on any amendment to this Section 4 of
Article VIII, (iii) on any amendment that may be required by applicable law or by the Trust's registration statement filed with the Commission and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series (or Classes thereof) shall be authorized by a vote of the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 4 with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

E. . FILING OF COPIES, REFERENCES, HEADINGS. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendments, references to this instrument, and all expressions such as "herein", "hereof" and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

F.   .  APPLICABLE LAW.

     1. The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the state of Delaware. The Trust shall be of the type commonly called a business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to business trusts or actions that may be engaged in by business trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     2. Notwithstanding the first sentence of Section 6(a) of this Article VIII, there shall not be applicable to the Trust, the Trustees or this Declaration of Trust (x) the provisions of section 3540 of Title 12 of the Delaware Code or (y) any provisions of the laws (statutory or common) of the state of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

G.   .  PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

     1. The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, with the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

     2. If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

H. . BUSINESS TRUST ONLY. It is the intention of the Trustees to create a business trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

I.

     IN WITNESS WHEREOF, the Trustee named below does hereby make and enter into this Declaration of Trust as of the ____ day of December 1995.

  __________________________________
  Name:  Philip C. Stapleton, as
   Trustee and not individually

                                 EXHIBIT 1(b)


                             CERTIFICATE OF TRUST


     This Certificate of Trust of Seneca Funds (the "Trust"), dated December __, 1995, is being duly executed and filed by Philip C. Stapleton, as trustee of the Trust, to form a business trust under the Delaware Business Trust Act (12 DEL. C. [section][section]3801 ET SEQ.).

     1.  NAME.  The name of the business trust formed hereby is Seneca Funds.

     2. REGISTERED AGENT. The business address of the registered office of the Trust in the State of Delaware is 1201 North Market Street in the City of Wilmington, County of New Castle, 19801. The name of the Trust's registered agent at such address is Delaware Corporation Organizers, Inc.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon the date and time of filing.

     4. SERIES TRUST. Notice is hereby given that pursuant to Section 3804 of the Delaware Business Trust Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust shall be enforceable against the assets of such series only and not against the assets of the Trust generally. The Trust is, or will become prior to or within 180 days following the first issuance of beneficial interests therein, a registered investment company under the Investment Company Act of 1940, as amended.

     IN WITNESS WHEREOF, the undersigned, being the sole Trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                       /s/ PHILIP C. STAPLETON
                                       ----------------------------------------
                                       Name: Philip C. Stapleton
                                       as Trustee and not individually

                                     EXHIBIT 2
                                     ---------

                                      BY-LAWS

                                         OF

                                     Seneca Funds
                               A Delaware Business Trust

                                     INTRODUCTION

      A. AGREEMENT AND DECLARATION OF TRUST. These By-Laws shall be subject to the Agreement and Declaration of Trust, as from time to time in effect (the Declaration of Trust), of Seneca Funds, a Delaware business trust (the
Trust). In the event of any inconsistency between the terms hereof and the terms of the Declaration of Trust, the terms of the Declaration of Trust shall control.

      B. DEFINITIONS. Capitalized terms used herein and not herein defined are used as defined in the Declaration of Trust.

                                 ARTICLE I

                                  OFFICES

Section 1. PRINCIPAL OFFICE. The Trustees shall fix and, from time to time, may change the location of the principal executive office of the Trust at any place within or outside the State of Delaware.

Section 2.    DELAWARE OFFICE.   The Trustees shall establish a registered
office in the State of Delaware and shall appoint as the Trust's registered agent for service of process in the State of Delaware an individual resident of the State of Delaware or a Delaware corporation or a corporation authorized to transact business in the State of Delaware; in each case the business office of such registered agent for service of process shall be identical with the registered Delaware office of the Trust.

Section 3.    OTHER OFFICES.   The Trustees may at any time establish branch
or subordinate offices at any place or places where the Trust intends to do business.


                                    ARTICLE II

                             MEETINGS OF SHAREHOLDERS

Section 1. PLACE OF MEETINGS. Meetings of Shareholders shall be held at any place designated by the Trustees. In the absence of any such designation, Shareholders' meetings shall be held at the principal executive office of the Trust.

Section 2. CALL OF MEETINGS. Meetings of the Shareholders may be called at any time by the Trustees or by the President for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or provided in the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees or the President to be necessary or desirable. To the extent required by the 1940 Act, meetings of the Shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of Shareholders holding at least ten percent (10%) of the outstanding Shares entitled to vote.

Section 3. NOTICE OF MEETINGS OF SHAREHOLDERS. All notices of meetings of Shareholders shall be sent or otherwise given in accordance with Section 4 of this Article II not less than ten (10) nor more than ninety (90) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. The notice of any meeting at which Trustees are to be elected also shall include the name of any nominee or nominees whom at the time of the notice are intended to be presented for election.

       If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Trustee has a direct or indirect financial interest, (ii) an amendment of the Agreement and Declaration of Trust of the Trust, (iii) a reorganization of the Trust, or (iv) a voluntary dissolution of the Trust, the notice shall also state the general nature of that proposal.

Section 4. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of Shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the Shareholder at the address of that Shareholder appearing on the books of the Trust or its transfer agent or given by the Shareholder to the Trust for the purpose of notice. If no such address appears on the Trust's books or is given, notice shall be deemed to have been given if sent to that Shareholder by first-class mail or telegraphic or other written communication to the Trust's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication or, where notice is given by publication, on the date of publication.

       If any notice addressed to a Shareholder at the address of that Shareholder appearing on the books of the Trust is returned to the Trust by the United States Postal Service marked to indicate that the Postal Service is unable to deliver the notice to the Shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the Shareholder on written demand of the Shareholder at the principal executive office of the Trust for a period of one year from the date of the giving of the notice.

        An affidavit of the mailing or other means of giving any notice of any meeting of Shareholders shall be filed and maintained in the minute book of the Trust.

Section 5. ADJOURNED MEETING; NOTICE. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the Shares represented at that meeting, either in person or by proxy.

        When any meeting of Shareholders is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 3 and 4 of this Article II. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

Section 6. VOTING. The Shareholders entitled to vote at any meeting of Shareholders shall be determined in accordance with the provisions of the Declaration of Trust of the Trust, as in effect at such time.

The Shareholders' vote may be by voice vote or by ballot, provided, however, that any election for Trustees must be by ballot if demanded by any Shareholder before the voting has begun. On any matter other than elections of Trustees, any Shareholder may vote part of the Shares in favor of the proposal and refrain from voting the remaining Shares or vote them against the proposal, but if the Shareholder fails to specify the number of Shares which the Shareholder is voting affirmatively, it will be conclusively presumed that the Shareholder's approving vote is with respect to the total Shares that the Shareholder is entitled to vote on such proposal.

Section 7. WAIVER OF NOTICE BY CONSENT OF ABSENT SHAREHOLDERS. The transactions of the meeting of Shareholders, however called and noticed and wherever held, shall be as valid as though taken at a meeting duly held after regular call and notice if a quorum be present either in person or by proxy and if either before or after the meeting, each person entitled to vote who was not present in person or by proxy signs a written waiver of notice or a consent to a holding of the meeting or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any meeting of Shareholders.

       Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the beginning of the meeting.

Section 8. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Except as provided in the Declaration of Trust or the 1940 Act, any action that may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by Shareholders having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shareholders entitled to vote on that action were present and voted. All such consents shall be filed with the Secretary of the Trust and shall be maintained in the Trust's records. Any Shareholder giving a written consent or a transferee of the Shares or a personal representative of the Shareholder or their respective proxy holders may revoke the consent by a writing received by the Secretary of the Trust before written consents of the number of votes required to authorize the proposed action have been filed with the Secretary.

       If the consents of all Shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such Shareholders shall not have been received, the Secretary shall give prompt notice of the action approved by the Shareholders without a meeting. This notice shall be given in the manner specified in Section 4 of this Article II.

Section 9.     RECORD DATE FOR SHAREHOLDER NOTICE, VOTING AND GIVING
CONSENTS.
       a. For purposes of determining the Shareholders entitled to vote or act at any meeting or adjournment thereof, the Trustees may fix in advance a record date which shall not be more than ninety (90) days nor less than ten (10) days before the date of any such meeting. Without fixing a record date for a meeting, the Trustees may for voting and notice purposes close the register or transfer books for one or more Series (or Classes) for all or any part of the period between the earliest date on which a record date for such meeting could be set in accordance herewith and the date of such meeting.

      If the Trustees do not so fix a record date or close the register or transfer books of the affected Series (or Classes), the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

      b. The record date for determining Shareholders entitled to give consent to action in writing without a meeting, (a) when no prior action of the Trustees has been taken, shall be the day on which the first written consent is given, or (b) when prior action of the Trustees has been taken, shall be (x) such date as determined for that purpose by the Trustees, which record date shall not precede the date upon which the resolution fixing it is adopted by the Trustees and shall not be more than 20 days after the date of such resolution, or (y) if no record date is fixed by the Trustees the record date shall be the close of business on the day on which the Trustees adopt the resolution relating to that action. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes). Only Shareholders of record on the record date as herein determined shall have any right to vote or to act at any meeting or give consent to any action relating to such record date, notwithstanding any transfer of Shares on the books of the Trust after such record date.

Section 10. PROXIES. Subject to the provisions of the Declaration of Trust, every Person entitled to vote for Trustees or on any other matter shall have the right to do so either in person or by proxy, provided that either (i) an instrument authorizing such a proxy to act is executed by the Shareholder in writing and dated not more than eleven (11) months before the meeting, unless the instrument specifically provides for a longer period or
(ii) the Trustees adopt an electronic, telephonic, computerized or other alternative to execution of a written instrument authorizing the proxy to act which authorization is received not more than eleven (11) months before the meeting. A proxy shall be deemed executed by a Shareholder if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Shareholder or the Shareholder's attorney-in-fact or other authorized agent. A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy by a writing delivered to the Trust stating that the proxy is revoked, by a subsequent proxy executed by or attendance at the meeting and voting in person by the person executing that proxy or revoked by such person using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted. A proxy with respect to Shares held in the name of two or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Section 11. INSPECTORS OF ELECTION. Before any meeting of Shareholders, the Trustees may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may appoint inspectors of election at the meeting. The number of inspectors shall be two
(2). If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may appoint a person to fill the vacancy.

         These inspectors shall:

         a. Determine the number of Shares outstanding and the voting power of each, the Shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

         b.      Receive votes, ballots or consents;

         c. Hear and determine all challenges and questions in any way arising in connection with the right to vote;

         d.      Count and tabulate all votes or consents;

        e.      Determine when the polls shall close;

        f.      Determine the result; and

        g. Do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.

                                 ARTICLE III

Section 1. POWERS. Subject to the applicable provisions of the 1940 Act, the Declaration of Trust and these By-Laws relating to action required to be approved by the Shareholders, the business and affairs of the Trust shall be managed and all powers shall be exercised by or under the direction of the Trustees.

Section 2. NUMBER OF TRUSTEES. The exact number of Trustees within any limits specified in the Declaration of Trust shall be fixed from time to time by a resolution of the Trustees.

Section 3. VACANCIES. Vacancies in the authorized number of Trustees may be filled as provided in the Declaration of Trust.

Section 4. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. All meetings of the Trustees may be held at any place that has been designated from time to time by resolution of the Trustees. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Trust. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Trustees participating in the meeting can hear one another and, except as provided under the 1940 Act, all such Trustees shall be deemed to be present in person at the meeting.

Section 5. REGULAR MEETINGS. Regular meetings of the Trustees shall be held without call at such time as shall from time to time be fixed by the Trustees. Such regular meetings may be held without notice.

Section 6. SPECIAL MEETINGS. Special meetings of the Trustees for any purpose or purposes may be called at any time by the President or any Vice President or the Secretary or any two (2) Trustees.

        Notice of the time and place of special meetings shall be delivered personally or by telephone to each Trustee or sent by first-class mail, by telegram or telecopy (or similar electronic means) or by nationally recognized overnight courier, charges prepaid, addressed to each Trustee at that Trustee's address as it is shown on the records of the Trust. In case the notice is mailed, it shall be deposited in the United States mail at least seven (7) calendar days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or by telegram, telecopy (or similar electronic means) or overnight courier, it shall be given at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Trustee or to a person at the office of the Trustee who the person giving the notice has reason to believe will promptly communicate it to the Trustee. The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the Trust.

Section 7. QUORUM. A third of the authorized number of Trustees shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 9 of this Article III. Every act or decision done or made by a majority of the Trustees present at a meeting duly held at which a quorum is present shall be regarded as the act of the Trustees, subject to the provisions of the Declaration of Trust. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Trustees if any action taken is approved by a least a majority of the required quorum for that meeting.

Section 8. WAIVER OF NOTICE. Notice of any meeting need not be given to any Trustee who either before or after the meeting signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the records of the Trust or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any Trustee who attends the meeting without protesting before or at its commencement the lack of notice to that Trustee.

Section 9. ADJOURNMENT. A majority of the Trustees present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 10. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than forty-eight (48) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting in the manner specified in Section 6 of this Article III to the Trustees who were present at the time of the adjournment.

Section 11. ACTION WITHOUT A MEETING. Unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person, any action to be taken by the Trustees at a meeting may be taken without such meeting by the written consent of a majority of the Trustees then in office. Any such written consent may be executed and given by telecopy or similar electronic means. Such written consents shall be filed with the minutes of the proceedings of the Trustees. If any action is so taken by the Trustees by the written consent of less than all of the Trustees, prompt notice of the taking of such action shall be furnished to each Trustee who did not execute such written consent, provided that the effectiveness of such action shall not be impaired by any delay or failure to furnish such notice.

Section 12. FEES AND COMPENSATION OF TRUSTEES. Trustees and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Trustees. This Section 12 shall not be construed to preclude any Trustee from serving the Trust in any other capacity as an officer, agent, employee, or otherwise and receiving compensation for those services.

                                  ARTICLE IV

Section 1. COMMITTEES OF TRUSTEES. The Trustees may by resolution designate one or more committees, each consisting of two (2) or more Trustees, to serve at the pleasure of the Trustees. The Trustees may designate one or more Trustees as alternate members of any committee who may replace any absent member at any meeting of the committee. Any committee to the extent provided in the resolution of the Trustee, shall have the authority of the Trustees, except with respect to:

       a. the approval of any action which under applicable law requires approval by a majority of the entire authorized number of Trustees or certain Trustees;

       b.      the filling of vacancies of Trustees;

       c. the fixing of compensation of the Trustees for services generally or as a member of any committee;

       d. the amendment or termination of the Declaration of Trust or any Series or Class or amendment of the By-Laws or the adoption of new By-Laws;

       e. the amendment or repeal of any resolution of the Trustees which by its express terms is not so amendable or repealable;

       f. a distribution to the Shareholders of the Trust, except at a rate or in a periodic amount or within a designated range determined by the Trustees; or

       g. the appointment of any other committees of the Trustees or the members of such new committees.

Section 2. MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by and held and taken in accordance with the provisions of Article III of these By-Laws, with such changes in the context thereof as are necessary to substitute the committee and its members for the Trustees generally, except that the time of regular meetings of committees may be determined either by resolution of the Trustees or by resolution of the committee. Special meetings of committees may also be called by resolution of the Trustees. Alternate members shall be given notice of meetings of committees and shall have the right to attend all meetings of committees. The Trustees may adopt rules for the governance of any committee not inconsistent with the provisions of these By-Laws.

                                     ARTICLE V

                                      OFFICERS

Section 1. OFFICERS. The officers of the Trust shall be a President, a Secretary, and a Treasurer. The Trust may also have, at the discretion of the Trustees, a Chairman of the Board (Chairman), one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person. The Chairman, if there be one, shall be a Trustee and may but need not be a Shareholder; and any other officer may but need not be a Trustee or Shareholder.

Section 2. ELECTION OF OFFICERS. The officers of the Trust, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the Trustees, and each shall serve at the pleasure of the Trustees, subject to the rights, if any, of an officer under any contract of employment.

Section 3. SUBORDINATE OFFICERS. The Trustees may appoint and may empower the President to appoint such other officers as the business of the Trust may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these By-Laws or as the Trustees may from time to time determine.

Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Trustees at any regular or special meeting of the Trustees or by the principal executive officer or by such other officer upon whom such power of removal may be conferred by the Trustees.

       Any officer may resign at any time by giving written notice to the Trust. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or other cause shall be filled in the manner prescribed in these By-Laws for regular appointment to that office. The President may make temporary appointments to a vacant office pending action by the Trustees.

Section 6. CHAIRMAN. The Chairman, if such an officer is elected, shall if present preside at meetings of the Trustees, shall be the chief executive officer of the Trust and shall, subject to the control of the Trustees, have general supervision, direction and control of the business and the officers of the Trust and exercise and perform such other powers and duties as may be from time to time assigned to him by the Trustees or prescribed by the Declaration of Trust or these By-Laws.

Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Trustees to the Chairman, if there be such an officer, the President shall be the chief operating officer of the Trust and shall, subject to the control of the Trustees and the Chairman, have general supervision, direction and control of the business and the officers of the Trust. He or she shall preside at all meetings of the Shareholders, and in the absence of the Chairman or if there be none, at all meetings of the Trustees. He or she shall have the general powers and duties of management usually vested in the office of President of a corporation and shall have such other powers and duties as may be prescribed by the Trustees, the Declaration of Trust or these By-Laws.

Section 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Trustees or if not ranked, the Executive Vice President (who shall be considered first ranked) and such other Vice Presidents as shall be designated by the Trustees, shall perform all the duties of the President and when so acting shall have all powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Trustees or the President or the Chairman or by these By-Laws.

Section 9. SECRETARY. The Secretary shall keep or cause to be kept at the principal executive office of the Trust or such other place as the Trustees may direct a book of minutes of all meetings and actions of Trustees, committees of Trustees and Shareholders with the time and place of holding, whether regular or special, and if special, how authorized, the notice given, the names of those present at Trustees' meetings or committee meetings, the number of Shares present or represented at meetings of Shareholders and the proceedings.

       The Secretary shall keep or cause to be kept at the principal executive office of the Trust or at the office of the Trust's transfer agent or registrar, a Share register or a duplicate Share register showing the names of all Shareholders and their addresses, the number and classes of Shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

       The Secretary shall give or cause to be given notice of all meetings of the Shareholders and of the Trustees (or committees thereof) required to be given by these By-Laws or by applicable law and shall have such other powers and perform such other duties as may be prescribed by the Trustees or by these By-Laws.

Section 10. TREASURER. The Treasurer shall be the chief financial officer and chief accounting officer of the Trust and shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust and each Series and Class thereof, including accounts of the assets, liabilities, receipts, disbursements, gains, losses, capital and retained earnings of all Series and Classes thereof. The books of account shall at all reasonable times be open to inspection by any Trustee.

       The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Trust with such depositaries as may be designated by the Board of Trustees. He or she shall disburse the funds of the Trust as may be ordered by the Trustees, shall render to the President and Trustees, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the Trust and shall have other powers and perform such other duties as may be prescribed by the Trustees or these By-Laws.

                                 ARTICLE VI

                   INDEMNIFICATION OF TRUSTEES, OFFICERS,
                         EMPLOYEES AND OTHER AGENTS

Section 1. AGENTS, PROCEEDINGS, EXPENSES. For the purpose of this Article, "agent" means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a Shareholder, creditor or otherwise:
"proceeding" means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and "expenses" includes, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

Section 2. INDEMNIFICATION. Subject to the exceptions and limitations contained in Section 3 below, every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.

Section 3. LIMITATIONS, SETTLEMENTS. No indemnification shall be provided hereunder to an agent:

        a. who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, "disabling conduct"); or

        b. with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

            (1)  by the court or other body before which the proceeding was
brought;              (2)  by at least a majority of those Trustees who are
neither Interested Persons (within the meaning of the 1940 Act) of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

            (3) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); PROVIDED, HOWEVER, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

Section 4. INSURANCE, RIGHTS NOT EXCLUSIVE. The rights of indemnification herein provided may be insured against by policies maintained by the Trust on behalf of any agent, shall be severable, shall not be exclusive of or affect any other rights to which any agent may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of any agent.

Section 5. ADVANCE OF EXPENSES. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Article VI; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification under this Article VI.

Section 6. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

                                    ARTICLE VII

                                RECORDS AND REPORTS

Section 1. MAINTENANCE AND INSPECTION OF SHARE REGISTRAR. The Trust shall maintain at its principal executive office or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Trustees, a record of its Shareholders, giving the names and addresses of all Shareholders and the number and Series (and, as applicable, Class) of Shares held by each Shareholder. Subject to such reasonable standards (including standards governing what information and documents are to be furnished and at whose expense) as may be established by the Trustees from time to time, the record of the Trust's Shareholders shall be open to inspection upon the written request of any Shareholder at any reasonable time during usual business hours for a purpose reasonably related to the holder's interests as a Shareholder.

Section 2. MAINTENANCE AND INSPECTION OF BY-LAWS. The Trust shall keep at its principal executive office the original or a copy of these By-Laws as amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours.

Section 3. MAINTENANCE AND INSPECTION OF OTHER RECORDS. The accounting books and records and minutes of proceedings of the Shareholders and the Trustees and any committee or committees of the Trustees shall be kept at such place or places designated by the Trustees or in the absence of such designation, at the principal executive office of the Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. Minutes and accounting books and records shall be open to inspection upon the written request of any Shareholder at any reasonable time during usual business hours for a purpose reasonably related to the holder's interests as a Shareholder. Any such inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. Notwithstanding the foregoing, the Trustees shall have the right to keep confidential from Shareholders for such period of time as the Trustees deem reasonable, any information which the Trustees reasonably believe to be in the nature of trade secrets or other information the disclosure of which the Trustees in good faith believe is not in the best interests of the Trust or could damage the Trust or its business or which the Trust is required by law or by agreement with a third party to keep confidential.

Section 4. INSPECTION BY TRUSTEES. Every Trustee shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

Section 5. FINANCIAL STATEMENTS. A copy of any financial statements and any income statement of the Trust for each semi-annual period of each fiscal year and accompanying balance sheet of the Trust as of the end of each such period that has been prepared by the Trust shall be kept on file in the principal executive office of the Trust for at least twelve (12) months and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of any such statement or a copy shall be mailed to any such Shareholder.

      The semi-annual income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the Trust or the certificate of an authorized officer of the Trust that the financial statements were prepared without audit from the books and records of the Trust.

                                 ARTICLE VIII

                               GENERAL MATTERS

Section 1. CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Trust shall be signed or endorsed in such manner and by such person or persons as shall be designated from time to time in accordance with the resolution of the Board of Trustees.

Section 2. CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Trustees, except as otherwise provided in these By-Laws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust and this authority may be general or confined to specific instances; and unless so authorized or ratified by the Trustees or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Trust by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 3. CERTIFICATES FOR SHARES. The Trustees may at any time authorize the issuance of Share certificates for any one or more Series or Classes. In that event, each Shareholder of an affected Series or Class shall be entitled upon request to receive a certificate evidencing such Shareholder's ownership of Shares of the relevant Series or Class (in such form as shall be prescribed from time to time by the Trustees). All certificates shall be signed in the name of the Trust by the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of Shares and the Series of Shares owned by the Shareholders. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the Trust with the same effect as if that person were an officer, transfer agent or registrar at the date of issue. Notwithstanding the foregoing, the Trust may adopt and use a system of issuance, recordation and transfer of its Shares by electronic or other means.

Section 4. LOST CERTIFICATES. Except as provided in this Section 4, no new certificates for Shares shall be issued to replace an old certificate unless the latter is surrendered to the Trust and canceled at the same time. The Trustees may, in the event any Share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Trustees may require, including a provision for indemnification of the Trust secured by a bond or other adequate security sufficient to protect the Trust against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

Section 5. REPRESENTATION OF SHARES OF OTHER ENTITIES HELD BY TRUST. The President or any Vice President or any other person authorized by the Trustees or by any of the foregoing designated officers, is authorized to vote or represent on behalf of the Trust any and all Shares of any corporation, partnership, trusts, or other entities, foreign or domestic, standing in the name of the Trust. The authority granted may be exercised in person or by a proxy duly executed by such designated person.

Section 6. FISCAL YEAR. The fiscal year of the Trust shall be fixed and refixed or changed from time to time by the Trustees. The fiscal year of the Trust shall be the taxable year of each Series and Class of the Trust.

Section 7. SEAL. The seal of the Trust shall consist of a flat-faced dye with the words "Seneca Funds, Delaware Trust, 1995" cut or engraved thereon. However, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

                                      ARTICLE IX

                                      AMENDMENTS

Section 1. AMENDMENT. Except as otherwise provided by applicable law or by the Declaration of Trust, these By-Laws may be restated, amended, supplemented or repealed by the Trustees, provided that no restatement, amendment, supplement or repeal hereof shall limit the rights to indemnification or insurance provided in Article VI hereof with respect to any acts or omissions of agents (as defined in Article VI) of the Trust prior to such amendment.

Section 2. INCORPORATION BY REFERENCE INTO AGREEMENT AND DECLARATION OF TRUST BY THE TRUST. These By-Laws and any amendments thereto shall be deemed incorporated by reference in the Declaration of Trust.

                                 EXHIBIT 5(a)


                       INVESTMENT MANAGEMENT AGREEMENT



     THIS AGREEMENT, dated and effective as of this ____ day of January, 1996, is made and entered into by and between Seneca Funds, a Delaware business trust, (hereinafter called the "Trust"), and GMG/Seneca Capital Management, L.P., a limited partnership (hereinafter called the "Manager").

     WHEREAS the Trust is engaged in business as an open-end, diversified management investment company of the series type and is so registered under the Investment Trust Act of 1940 (the "1940 Act"); and

     WHEREAS the Manager is engaged principally in the business of rendering investment management services and is so registered under the Investment Managers Act of 1940; and

     WHEREAS the Trust is authorized to issue shares of capital stock in separate series (the "Series") with each Series representing interests in a separate portfolio of securities and other assets (a "Fund," collectively the "Funds"); and

     WHEREAS the Trust intends initially to offer shares in four series, the Seneca Growth Fund, the Seneca Mid-Cap Growth Fund, the Seneca Bond Fund, and the Seneca Real Estate Investment Fund (collectively, the "Initial Series"); and

     WHEREAS the Trust desires to retain the Manager to render investment management services as described hereunder with respect to the Initial Series and the Manager is willing so to do.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

          1. (a) INITIAL SERIES. The Trust hereby appoints the Manager to act as adviser and investment manager to each of the Initial Series for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

               (b) ADDITIONAL SERIES. In the event that the Trust establishes one or more series of shares other than the Initial Series as to which it desires to retain the Manager to render management and investment advisory services hereunder, it shall so notify the Manager in writing, indicating the advisory fee which will be payable as to the additional series of shares. If the Manager is willing to render such services, it shall so notify the Trust in writing, whereupon such series of shares shall become a Series hereunder.

     The Manager shall, for all purposes herein, be deemed an independent contractor and not an agent of the Trust.

          2.  Investment Management Services.

               (a) Subject to the supervision of the Trustees of the Trust ("Trustees"), the Manager agrees to provide supervision of the portfolio of each Series and to determine what securities or other property shall be purchased or sold by each Series, giving due consideration to the policies of each Series as expressed in the Trust's Agreement and Declaration of Trust, By-laws, Form N-1A Registration Statement ("Registration Statement") under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), and prospectus as in use from time to time, as well as to the factors affecting the status of each Series as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. In its duties hereunder, the Manager shall further be bound by any and all determinations by the Trustees relating to investment policy, which determinations shall in writing be communicated to the Manager.

               (b) Except as to assets placed with another adviser or a Sub-adviser (as defined below), the Manager shall provide adequate facilities and qualified personnel for the placement of, and shall place orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for each Series. As to such transactions, the Manager, subject to such direction as may be furnished from time to time by the Trustees, shall endeavor as the primary objective to obtain the most favorable prices and executions of orders. Subject to such primary objective, the Manager may place orders with brokerage firms that have sold shares of any Series. Subject to such primary objective and also to compliance with such procedures and requirements as the Trustees may establish pursuant to Rule 17e-1 under the 1940 Act and other requirements of applicable law, the Manager is specifically authorized to place orders for portfolio brokerage transactions with brokerage firms that are "affiliated persons" of the Trust or of any "affiliated person" of such affiliated person, within the meaning of the 1940 Act. The Manager is also specifically authorized to allocate portfolio brokerage and portfolio principal transactions business to firms that provide brokerage and research services or facilities and to cause the Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission is reasonable in relation to the commissions paid by other similarly situated investors and the value of the brokerage and research services (as such services are defined for purposes of Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the Series and other accounts over which the Manager has investment discretion. The authority to pay higher brokerage commissions, as provided in the preceding sentence, shall not apply with respect to portfolio transactions which are fixed, rather than negotiated. The receipt by the Manager of any such brokerage and research services shall not be deemed to give rise to any requirement for abatement of the compensation payable to the Manager pursuant to Section 3 hereof.

               (c) On occasions when the Manager deems the purchase or sale of a security or other asset to be in the best interests of a Series as well as other clients of the Manager, including investment limited partnerships or accounts in which the Manager or one or more associated persons (with the meaning of the Investment Advisers Act of 1940) or affiliated persons (within the meaning of the 1940 Act) is a general partner, or has an other financial interest based on the gains or profits of such limited partnerships or accounts, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities or other assets to be so sold or purchased when the Manager believes that to do so will be in the best interests of the Series. In such event, allocation of the securities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner the Manager considers to be the most equitable and consistent with its fiduciary obligations to the Series and to such other clients.

               (d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

          3.  Investment Management Fees.

               (a) Each Series shall pay to the Manager on or before the tenth (10th) day of each month, as compensation for the services rendered by the Manager during the preceding month, an amount to be computed by applying to the daily total net asset value of such Series the applicable annual rates set forth on Appendix A hereto.

               (b) The fees on Appendix A shall be computed and accrued daily at one three- hundred-sixty-fifth (1/365th) of the applicable rates set forth therein. The net asset value of each Series shall be determined in the manner set forth in the Registration Statement after the close of the New York Stock Exchange on each day on which said Exchange is open, and in the case of Saturdays, Sundays, and other days on which said exchange shall not be open, in the manner further set forth in said Registration Statement. In the event of termination other than at the end of a calendar month, the monthly fee shall be prorated for the portion of the month prior to termination and paid on or before the tenth (10th) day subsequent to termination.

               (c) The Manager agrees to reduce the investment management fee payable to it under this Agreement, if any, by the amount by which the expenses of the Trust for any fiscal year of the Trust shall exceed the most stringent limits prescribed by any state in which the Trust shares are offered for sale. Notwithstanding the foregoing, during any fiscal year of the Trust in which no investment management fee is payable to the Manager, the Manager agrees to pay the Trust the amount by which the expenses of the Trust for such fiscal year of the Trust shall exceed the most stringent limits prescribed by any state in which the Trust shares are offered for sale. The expense limitation commitment of the Manager is subject to the qualification that if, as a result of so fully reimbursing the Trust for such excess expenses, less than 90% of the Trust's gross income would be derived from qualifying sources described in Section 851(b)(2) of the Internal Revenue Code of 1986 or any successor provisions (which include dividends, interest, payments with respect to securities loans and gains from the sale of stock, certain other securities or foreign currencies and certain other income), treating as income for this purpose any expense reimbursement, then the Manager will reimburse the Trust only in such an amount as will not result in less than 90% of the Trust's gross income being received from qualifying sources and any unreimbursed portion of the excess will be carried forward for a period of up to three fiscal years. Costs incurred in connection with the purchase or sale of portfolio securities, including brokerage fees and commissions, that are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses. Expenses shall be excluded from the calculation of the applicable expense limitations to the fullest extent authorized by applicable law. Proper accruals shall be made by the Trust for any projected reduction of investment management fees (or cash reimbursement) hereunder and corresponding amounts shall be withheld from the fees paid by the Trust to the Manager or paid by the Manager, subject to recovery by the Manager of any amounts withheld or paid in excess of the actual reduction or reimbursement for any fiscal year. Any additional reduction (or cash reimbursement) computed at the end of the fiscal year shall be deducted from the fee for the last month of such fiscal year (or thereupon promptly paid by the Manager).

               (d) The above provision in subsection (c) as to expense limitation shall be calculated and administered separately as to each Series and as to each class within each Series, as opposed to the Trust in the aggregate, if and to the extent so required by state securities authorities.

          4.  Expenses.

               (a) The Manager assumes and shall pay for the cost of maintaining the staff and personnel necessary to perform its obligations under this Agreement. Except as otherwise expressly provided herein, the Trust assumes and shall pay or cause to be paid all expenses of the Trust, including, without limitation: (a) all costs and expenses incident to (i) the registration of the Trust under the 1940 Act or (ii) any public offering of capital stock ("Shares") of the Series, for cash or otherwise, including costs and expenses relating to the registration of Shares under the Securities Act of 1933 (the "1933 Act"), the qualification of Shares under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the 1933 Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to such public offering; (b) the charges and expenses of any custodian appointed by the Trust for the safekeeping of its cash, portfolio securities and other property, and the charges and expenses of auditors and bookkeepers; (c) the investment management fees payable hereunder to the Manager; (d) the charges and expenses of auditors and bookkeepers; (e) the charges and expenses of any Share transfer, dividend agent or registrar appointed by Trust; (f) broker's commissions chargeable to the Trust in connection with portfolio securities transactions to which a Series is a party; (g) all taxes, including securities issuance and transfer taxes, and organizational fees payable by the Trust to Federal, state or other governmental agencies; (h) the costs and expenses of engraving or printing of certificates representing Shares of the Series; (i) fees involved in registering and maintaining registrations of the Trust and of Shares with the Securities and Exchange Commission and various states and other jurisdictions; (j) all expenses of meetings of shareholders and the Trustees of the Trust and of preparing, printing and mailing proxy statements and quarterly, semiannual, annual and any other reports to shareholders; (k) fees and travel expenses of Trustees and officers of the Trust; (l) all fees and expenses incident to any dividend or distribution reinvestment program; (m) charges and expenses of legal counsel in connection with matters relating to the Trust, including without limitation, legal services rendered in connection with the Trust's organization, financial structure and relations with its shareholders, issuance of Shares, and registrations and qualifications of Shares under Federal, state and other laws; (n) association dues; (o) interest payable on Series borrowings; (p) fees and expenses of obtaining any exemptions from any provisions of any Federal, state or other securities laws; (q) fees or expenses incurred incident to the obtaining of any rulings of, or advice from, the U.S. Internal Revenue Service or any other taxing authority incident to the taxation of a Series or its shareholders; (r) costs of information obtained from sources other than the Manager or its affiliated persons (as defined in the 1940 Act) relating to the pricing and valuation of securities; and (s) postage.

               (b) The payment or assumption by the Manager of any expense of the Trust or any Series that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Trust or any Series on any subsequent occasion.

               (c) The Trust will reimburse the Manager for any expenses of the Trust paid, but not assumed by, the Manager from time to time upon presentation to the Trust of an itemized schedule of such expenses.

          5. Other Business of the Manager. Nothing contained in this Agreement shall be construed to prohibit the Manager from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, or to prohibit affiliates of the Manager from engaging in such businesses or in other related or unrelated businesses.

          6. Indemnification. The Trust agrees (i) not to hold the Manager or any of its officers or employees liable for, and (ii) to indemnify or insure the Manager and its officers and employees ("Indemnified Parties") against, any costs and liabilities the Indemnified Parties may incur as a result of any claim against the Indemnified Parties in the good faith exercise of their powers hereunder or arising out of an act or omission of the Trust's custodian of assets, or of any broker or agent selected by the Manager in a commercially reasonable manner, excepting matters as to which the Indemnified Parties shall be finally adjudged to have been guilty of willful misfeasance, bad faith, gross negligence, reckless disregard of duty, or breach of fiduciary duty (all as used in the 1940 Act).

          7.  Term of Agreement.

               (a) This Agreement shall become effective with respect to the Initial Series on the date hereof (the "Effective Date") and, as to any additional Series, on the date of receipt by the Trust of notice from the Manager in accordance with Section 1(b) hereof that the Manager is willing to serve as Manager with respect to such Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect until December 31, 1996 from the Effective Date with respect to the Initial Series and, as to each additional Series, until the December 31 following the first anniversary of the date on which such Series becomes a Series hereunder, and shall continue in full force and effect for periods of one year thereafter as to each Series so long as such continuance as to any such Series is approved at least annually (i) by either the Trustees or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, and (ii) in either event by the vote of a majority of the Directors of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by a majority (as defined in the 1940
Act) of the outstanding voting securities of any Series shall be effective to continue this Agreement as to any such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of any other Series not affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, unless such approval shall be required by any applicable law or otherwise.

               (b) This Agreement may be terminated as to any Series at any time, without payment of any penalty, by the Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Series, on sixty (60) days written notice to the Manager, or by the Manager on 180 days written notice to the Trust.

               (c) This Agreement shall automatically and immediately terminate in the event of its assignment.

          8. Delegation of the Manager's Duties as Investment Manager. As to one or more of the Series, the Manager may enter into one or more agreements ("Sub-Advisory Contract") with a sub-adviser (a "Sub-adviser") in which the Manager delegates to such Sub-adviser the performance of any or all of the services specified in Sections 2 and 3 of this Agreement, provided that: (i) each Sub-Advisory Contract imposes on the Sub-adviser bound thereby all the duties and conditions to which the Manager is subject with respect to the covered services under Sections 2 and 3 of this Agreement;
(ii) each Sub-Advisory Contract meets all requirements of the 1940 Act and rules thereunder; and (iii) the Manager shall not enter into a Sub-Advisory Contract unless it is approved by the Trustees and the shareholders of the affected Series, if required by the 1940 Act, prior to implementation.

          9.  Miscellaneous Matters.

               (a) This Agreement supersedes any prior agreement relating to the subject matter thereof between the parties.

               (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

               (c) All notices or communications hereunder shall be in writing and, if sent to the Manager shall be mailed by certified or registered mail, or delivered, faxed, or telegraphed and confirmed in writing to the Manager at 909 Montgomery Street, Suite 600, San Francisco, California 94133, Att'n: Gail P. Seneca and if to the Trust shall be mailed by certified or registered mail, or delivered, faxed, or telegraphed and confirmed in writing to the Trust at _____________-
_______________________________________________.

          10. Choice of Law. This Agreement shall be construed in accordance with the laws of the State of California and the 1940 Act. To the extent that the applicable laws of the State of California conflict with the applicable provisions of the 1940 Act, the latter shall control.

          11. Interpretation. This Agreement has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters dealt with in this Agreement. Accordingly, any rule of law (including California Civil Code section 1654) or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties and this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

SENECA FUNDS                           GMG/SENECA CAPITAL MANAGEMENT, L.P.

                                       By_____________________________________
By__________________________________

                                       Its____________________________________
Its_________________________________

                                  APPENDIX A


                                                                   Annual
                                                                 Management
                                                                    Fee
Seneca Growth Fund                                                  0.70%

Seneca Mid-Cap Growth Fund                                          0.80%

Seneca Bond Fund                                                    0.50%

Seneca Real Estate Securities Fund                                  0.75%